Exhibit 10.1

LEASE AGREEMENT

between

601 MCCARTHY OWNER, LLC
as “Landlord”

and

FIREEYE, INC.
as “Tenant”

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INDEX OF DEFINED TERMS

AAA	24	FAA	Exhibit D
Abated Base Rent	10	Fair Market Base Rental	Exhibit D
Additional Rent	13	FCC	Exhibit D
Affiliate	40	Fees	47
Alterations	20	Final Construction Documents	Exhibit B
Approved Space Plan	Exhibit B	Fitness Center	7
Audit	15	Generator	Exhibit D
Award	35	Generator Area	Exhibit D
Broker	49	Handled by Tenant	18
Building Signage	Exhibit D	Handling by Tenant	18
Building Systems	17	Hazardous Materials	17
Caterer	31	Higher Deductible Conditions	Schedule 1
CGL	Schedule 1	HVAC System	17
Changes	Exhibit B	Improvement Allowance	3
Charging Stations	Exhibit D	Interest Rate	42
Claims	29	Land	8
Commencement Date	9	Landlord	8
Common Areas	iv	Landlord Caused Delay	Exhibit B
Communication Equipment	Exhibit D	Landlord Entities	Schedule 1
Communication Services	Exhibit D	Landlord Parties	19
Comparable Buildings	8	Landlord Work	8
Condemnation	35	Landlord’s Completion Estimate	33
Condemnor	35	Late Charge	42
Construction Documents	Exhibit B	Laws	11
Contractor	Exhibit B	Lease	8
Control	40	Letter of Credit	Exhibit D
Controls	27	LOC Expiration Date	Exhibit D
CPA	15	Minimum Parking Count	Exhibit D
Date of Condemnation	35	Monument	Exhibit D
Deed	20	Mortgagee	45
Delivery Date	9	OFAC	49
Disbursement Conditions	Exhibit B	Operating Costs	10
Early Access	9	Parking Facility	8
Earthquake Contribution Amount	10	Past Due Notice	42
Encumbrance	45	Permits	Exhibit B
Environmental Losses	18	Permitted Alterations	20
Environmental Requirements	18	Permitted Hazardous Materials	18
Estimated Commencement Date	9	Permitted Transfer	39
Event of Default	40	Permitted Transferee	39
Excess Deductible Share	10	Plans	8
Existing CRAC Units	23	Plans and Specifications	Exhibit D
Expedited Procedures	24	Premises	8
Expiration Date	9	Project	8
Extension Option	Exhibit D	Project Rules	16
Extension Period	Exhibit D	Property Manager	30

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Proposed Transferee	37	Unused Improvement Allowance	6
Reconstruction Delays	35	Upgrade Notice	Exhibit B
Reimbursable Costs	26	Visitors	18
Rent	15
Rent Abatement Period	10
Rental Tax	27
Repair Invoice	26
Repair/Service Notice	25
Representatives	18
Required Action	25
Required Upgrades	Exhibit B
Review Notice	14
Second Area	20
Second Notice	25
Secured Area	43
Security Deposit	15
Security Deposit Laws	Exhibit D
Service Failure	28
SNDA	45
Space Plan	Exhibit B
Space Planner	Exhibit B
Space Planning Allowance	Exhibit B
Space Planning Costs	Exhibit B
Standard Office Improvements	21
Statement	13
Structural Elements	25
Substantial Completion	Exhibit B
Substantially Complete	Exhibit B
Substantially Completed	8
Tank	Exhibit D
Taxes	13
Telecommunications Provider	28
Tenant	8
Tenant Contribution	34
Tenant Delays	Exhibit B
Tenant Improvements	20
Tenant’s Removal Obligations	Exhibit D
Tenant’s Review	14
Tenant’s Security System	Exhibit D
Tenant’s Share	13
Tenant’s Sign	Exhibit D
Tenant’s Taxes	13
Term	9
Trade Fixtures	22
Transfer	37
Transfer Consideration	38
Transferee	37

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BASIC LEASE INFORMATION

Lease Date:	For identification purposes only, the date of this Lease is August 4, 2016.

Landlord:	601 MCCARTHY OWNER, LLC, a Delaware limited liability company

Tenant:	FIREEYE, INC., a Delaware corporation

Project:
The project with a municipal address of 601 McCarthy Boulevard, Milpitas, CA 95035, and as otherwise depicted on Exhibit A-1 (and which includes a forty foot (40’) wide easement parcel over property owned by the City and County of San Francisco running directly adjacent to the southern boundary of the project) including “Common Areas“ serving the Project, which Common Areas consist of: driveways, sidewalks, landscaping, parking and other common exterior areas available for use by occupants.

Building Address:	601 McCarthy Boulevard, Milpitas, CA 95035

Rentable Area of Building:	Approximately 189,481 rentable square feet

Premises Address:	601 McCarthy Boulevard, Milpitas, CA 95035

Rentable Area of Premises:	Approximately 189,481 rentable square feet

Term:	one hundred twenty (120) full calendar months (plus any partial month at the beginning of the Term)

Estimated Commencement Date:	June 1, 2017
Expiration Date:	The last day of the one hundred twentieth (120th) full calendar month in the Term

Base Rent:
Months 1 - 12: $2.35 per rentable square foot per month*
Months 13 - 24: $2.42 per rentable square foot per month
Months 25 - 36: $2.49 per rentable square foot per month
Months 37 - 48: $2.56 per rentable square foot per month
Months 49 - 60: $2.64 per rentable square foot per month
Months 61 - 72: $2.72 per rentable square foot per month
Months 73 - 84: $2.80 per rentable square foot per month
Months 85 - 96: $2.88 per rentable square foot per month

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Months 97 - 108: $2.97 per rentable square foot per month Months 109 - 120: $3.06 per rentable square foot per month
*Base Rent for the first six (6) full calendar months of the initial Term is subject to abatement pursuant to Section 3.1 of the Lease.

Maintenance, Operating Costs and Taxes:	This is a “triple net lease” where Tenant is responsible for maintenance, and reimbursing Landlord for operating costs and taxes, all in accordance with the applicable provisions of the Lease.

Tenant’s Share:	100%

Security Deposit:	$579,811.86 in the form of a Letter of Credit pursuant to Section 44 of this Lease.

Landlord’s Address for Payment of Rent and Wiring Instructions:
Sent via US Mail:
ECI Four Gold Street LLC
Dept # 36098
P.O. Box 396098
San Francisco, CA. 94139-6098

Overnight mail or special courier:
Lockbox Site: San Francisco (Fremont)
ECI Four Gold Street LLC Dept #36098
3440 Walnut Avenue, Bldg. A, Window H
Fremont, CA. 94538

Wiring Instructions: Account Name: Account Holder Address: Bank Name: Bank Address: Account information: ABA Number: Account Number: Reference to:	ECI Four Gold Street LLC 1301 Shoreway Road, Suite 250 Belmont, CA 94002 Wells Fargo Bank N.A. 600 California Street, 17th Floor San Francisco, CA 94108 [Redacted] [Redacted] ECI Four Gold Street

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Landlord’s Address for Notices:
601 McCarthy Owner, LLC
c/o Embarcadero Capital Partners
1301 Shoreway Road, Suite 250
Belmont, CA 94002
Attention: John Hamilton

with a copy to:

Mr. Gregory B. Shean
Farella Braun + Martel LLP
The Russ Building, 30th Floor
235 Montgomery Street
San Francisco, CA 94104

Tenant’s Address for Notices:
FireEye, Inc.
1440 McCarthy Blvd.
Milpitas, CA 95035
Attention: Real Estate and Construction

With a copy to:

FireEye, Inc.
c/o Portfolio Solutions Group – L#005
1301 W. 22nd Street, Suite 102
Oak Brook, IL 60523

With copy, after the Commencement Date to:
The Premises

Broker:	Newmark Cornish & Carey Commercial, representing Landlord and Tenant

Guarantor:	As of the date of this Lease, there is no guarantor

Property Manager:	Embarcadero Realty Services LP

Additional Provisions:
37. Parking
38. Electric Vehicle Charging Stations
39. Building Signage
40. Monument Signage
41. Extension Option
42. Rooftop Communication Equipment
43. Fitness Center
44. Letter of Credit
45. Tenant’s Security System

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Exhibits:
Exhibit A:	The Premises
Exhibit A-1:	Site Plan of Project
Exhibit B:	Construction Rider
Exhibit C:	Project Rules
Exhibit D:	Additional Provisions
Exhibit E:	Landscaping Plan
Exhibit F:	Charging Station Specifications
Exhibit G:	Minimum Maintenance Standards
Exhibit H:	Form of Letter of Credit
Exhibit I:	Deferred Maintenance
Exhibit J:	Form of Subordination, Nondisturbance and Attornment Agreement

The Basic Lease Information set forth above is part of the Lease. In the event of any conflict between any provision in the Basic Lease Information and the Lease, the Lease shall control.

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THIS LEASE (the “Lease“) is made as of the Lease Date set forth in the Basic Lease Information, by and between the Landlord identified in the Basic Lease Information (“Landlord”), and the Tenant identified in the Basic Lease Information (“Tenant”). Landlord and Tenant hereby agree as follows:
1.PREMISES.
1.1    Leasing of the Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, the space identified in the Basic Lease Information as the Building (the “Premises“), in the Project as described in the Basic Lease Information (the “Project”). The approximate configuration and location of the Building is shown on Exhibit A. Landlord and Tenant agree that the rentable area of the Premises and the Project for all purposes under this Lease shall be the Rentable Areas specified in the Basic Lease Information. Pursuant to Civil Code section 1938, Landlord states that, as of the date of this Lease, the Premises has not undergone inspection by a “Certified Access Specialist” to determine whether the Premises meet all applicable construction-related accessibility standards under California Civil Code Section 55.53.
1.2    The Land and Common Areas. The land (the “Land”) includes the parcel(s) of land on which the Project is situated as shown on Exhibit A-1. Tenant shall have the right to use, subject to this Lease, the Common Areas, including the parking facilities serving the Project (the “Parking Facility”), which are reasonably designated, from time-to-time, by Landlord (such areas are referred to herein as the “Common Areas”); provided, however, in connection with Landlord’s obligations under (and subject to the terms of) this Lease, and otherwise in connection with Landlord’s ownership and operation of the Property, Landlord reserves the right to access, and to the extent necessary to satisfy Landlord’s obligations under this Lease, use the roof and the portion of the Project exterior to the Premises, without payment to Tenant. So long as Tenant is the sole tenant of the Project, except in connection with Landlord’s obligations set forth in this Lease Landlord shall not lease, license or grant to other parties the right to access or use any portion of the Project (subject to Section 5.3 below). Landlord shall at all times operate the Common Areas in a manner consistent with the common areas in other similar office/R&D buildings located in the same geographic region as the Building and owned and operated by similar institutional owners (“Comparable Buildings”) Landlord shall not license, lease or make available to any other party access or use of the Common Areas (including the Building roof) other than on a temporary basis to the extent necessary to satisfy Landlord’s obligations under this Lease. The manner in which the Common Areas are maintained and operated shall be subject to such reasonable rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas (provided Landlord shall not modify or improve the Premises except to the extent an express Landlord obligation under this Lease) and subject to the conditions that (i) the exercise of any such rights shall not unreasonably interfere with Tenant’s Permitted Use of the Premises, or, except as required by applicable Laws, decrease the number of Tenant’s parking spaces, (ii) except in the event of an emergency, Landlord shall provide reasonable prior notice to Tenant before exercising any such rights which may interfere with Tenant’s Permitted Use of the Premises or Parking Areas, and (iii) Landlord shall use commercially reasonable efforts to minimize to the extent reasonably practicable any interference with Tenant’s business.

2.TERM; POSSESSION. The term of this Lease (the “Term“) shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the “Expiration Date“). The “Commencement Date“ shall be the earlier of (i) the later of (a) the date that is one hundred eighty (180) days after the date on which Landlord has Substantially Completed the Landlord’s Work, or in the event of any Tenant Delay (as defined in the Construction Rider), the date on which Landlord’s Work would have been Substantially Completed had there been no such Tenant Delay and Landlord tenders possession of the Premises to Tenant, (the “Delivery Date”); or (b) June 1, 2017; or (ii) the date upon which Tenant actually occupies and conducts business in any portion of the Premises. The parties anticipate that the Commencement Date will occur on or about the Estimated Commencement Date set forth in the Basic Lease Information (the “Estimated Commencement Date“); provided, however, that Landlord shall not be liable for any claims, damages or liabilities if the Premises are not ready for occupancy by the Estimated Commencement Date. When the Commencement Date has been established, Landlord and Tenant shall at the request of either party confirm the Commencement Date and Expiration Date in writing.
Subject to the provisions of Exhibit B – Construction Rider and this Section 2, as of the date that is one (1) business day following the date that this Lease has been fully executed by all parties and Tenant has delivered the insurance certificates called for in Section 11.1(e) – Certificates of Insurance and the Security Deposit (or Letter of Credit, if applicable), and provided further that Tenant has given Landlord written notice prior to entry, Tenant shall have access to the Premises (“Early Access“) for the purpose of planning and performing the Tenant Improvements, but only if during such Early Access, Tenant and Tenant’s employees, contractors and vendors do not interfere with Landlord’s contractor completing the Landlord Work. Landlord may withdraw such Early Access at any time that Landlord reasonably determines that such Early Access is causing a dangerous situation for Landlord, Tenant or their respective contractors or employees, or if Landlord reasonably determines that such Early Access is hampering or otherwise preventing Landlord from proceeding with the completion of the Landlord Work at the earliest possible date. During such Early Access Tenant shall not be obligated to pay Base Rent or Tenant’s Share of Operating Costs or Taxes; provided, however, that Tenant shall be liable for the costs and expenses for any special or excess services or utilities requested by or on behalf of Tenant at the Premises during any such period of Early Access. Notwithstanding the foregoing, if Tenant takes possession of the Premises before the Commencement Date and occupies fifty percent (50%) or more of the Premises for the operation of Tenant’s business therein, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Base Rent, Tenant’s Share of Operating Costs and Taxes, and all other Rent and other charges payable hereunder to Landlord for each day of possession before the Commencement Date.
3.RENT.
3.1    Base Rent. Tenant agrees to pay to Landlord the Base Rent set forth in the Basic Lease Information, without prior notice or demand, on the first day of each and every calendar month during the Term, except that Base Rent for the first full calendar month in which Base Rent is payable shall be paid prior to February 1, 2017 and Base Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date. Base Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month.

Notwithstanding anything in this Lease to the contrary, so long as no Event of Default (as defined in Section 15.1 below) then exists, Tenant shall be entitled to an abatement of Base Rent with respect to the Premises in the monthly amount of $445,280.35 for the first six (6) full months of the initial Term (the “Rent Abatement Period“). The maximum total amount of Base Rent abated with respect to the Premises in accordance with the foregoing shall equal $2,671,682.10 (the “Abated Base Rent“). If an Event of Default occurs at any time during the Rent Abatement Period, then Tenant’s right to receive the Abated Base Rent shall toll (and Tenant shall be required to pay Base Rent during such period of any Event of Default) until Tenant has cured the same, and at such time Tenant shall be entitled to receive any unapplied Abated Base Rent until fully applied. Only Base Rent shall be abated pursuant to this Section, as more particularly described herein, and Tenant’s Share of Operating Costs and Taxes and all other Rent and other costs and charges specified in this Lease shall remain as due and payable pursuant to the provisions of this Lease.
If the Basic Lease Information provides for any change in Base Rent by reference to years or months (without specifying particular dates), the change will take effect on the applicable annual or monthly anniversary of the Commencement Date (which might not be the first day of a calendar month).
3.2    Additional Rent: Operating Costs and Taxes.
(a)    Definitions.
(1)    “Operating Costs“ means all costs of managing, operating, maintaining and repairing the Project, including all costs, expenditures, fees and charges for: (A) operation, maintenance and repair of the Project (including maintenance, repair and replacement of glass, the roof covering or membrane, and landscaping); (B) Common Area utilities and services (including, if applicable, telecommunications facilities and equipment, recycling programs and trash removal), and associated supplies and materials (Landlord and Tenant hereby acknowledge and agree that Tenant shall be solely liable for the foregoing as applicable to the Premises); (C) compensation (including employment taxes and fringe benefits) for persons who perform duties in connection with the operation, management, maintenance and repair of the Project, provided that such compensation shall be appropriately allocated for persons who also perform duties unrelated to the Project; (D) the insurance coverage for the Project maintained by Landlord in accordance with the provisions of Section 11.2 of this Lease, and expenditures for deductible amounts under such insurance, provided that, if applicable, the payment of Tenant’s Share of any earthquake deductible which is included in Operating Costs shall not exceed $500,000.00 for any single earthquake event during the initial Term (the “Earthquake Contribution Amount“); provided, however, that Tenant shall pay as part of Operating Costs an initial $100,000.00 and the remaining amount (that is the amount in excess of $100,000.00 up to the Earthquake Contribution Amount (the “Excess Deductible Share“)) shall be amortized over a period of five (5) years commencing the year following Tenant’s initial $100,000.00 payment, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Tenant shall only pay the initial $100,000.00 in the year incurred and thereafter pay only the amortized portion of such Excess Deductible Share in equal monthly installments during each remainder of the Term (including any extension thereof) following the year in which the initial payment was made; (E) licenses, permits and inspections; (F) subject to the terms and conditions of this Section 3.2, including, without limitation, clause (viii) in the third paragraph of this Section 3.2(a)(1), complying with the requirements of any law, statute, ordinance or governmental rule or regulation or any orders pursuant thereto (collectively “Laws“); (G) amortization of the cost to repair or replace any non-structural components and amortization of the cost of capital improvements or replacements which are (i) required to comply with Laws first enacted, interpreted or enforced against the Building as of the Lease Date, or (ii) intended to reduce Operating Costs or improve the utility, efficiency or capacity of any Building System, or otherwise for the safety, comfort and convenience of tenants, with interest on the unamortized balance at the rate paid by Landlord on funds borrowed to finance such capital improvements (or, if Landlord finances such improvements out of Landlord’s funds without borrowing, the rate that Landlord would have reasonably paid to borrow such funds, as reasonably determined by Landlord), over such useful life as Landlord shall reasonably determine in accordance with reasonable commercial real estate accounting and management practices consistently applied; and (H) any other cost, expenditure, fee or charge, whether or not hereinbefore described, which in accordance with reasonable real estate accounting principles, consistently applied, would be considered an expense of managing, operating, maintaining and repairing the Project.
Operating Costs shall also include (but without duplication) those costs, expenditures, fees and charges of the same type and nature as items (A) through (H) in the foregoing paragraph that are incurred, including by way of example, (I) accounting, legal and other professional fees incurred in connection with the operation of the Project; (J) property management fees (provided that such fees shall not exceed three percent (3%) of the aggregate amount of Base Rent at the Project); (K) [intentionally omitted]; (L) the costs to contest the validity or applicability of any Laws that may affect the Project that are first enacted, interpreted or enforced against the Building following the Lease Date; and (M) any Project costs or Common Area maintenance costs and expenses (including costs and expenses of operating, managing, owning and maintaining the Common Areas).
Notwithstanding anything to the contrary contained in this Lease, but subject to the express terms of the Lease, Operating Costs shall not include (i) costs of a capital nature (except as specifically permitted above); (ii) costs of special services rendered to individual tenants (including Tenant) for which a separate reimbursement is received; (iii) ground rent, and interest and principal payments on loans or indebtedness secured by the Project; (iv) “tenant allowances”, “tenant concessions” and other costs or expenses (except in connection with general maintenance and repairs provided to the tenants of the Building in general) incurred in connection with tenant improvements for Tenant or other tenants of the Project, if any; (v) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants (if any), and costs for which Landlord is reimbursed by other tenants of the Building, if any, other than through payment of tenants’ shares of Operating Costs and Taxes; (vi) costs for which the Landlord is reimbursed by insurance proceeds, or, if Landlord fails to carry the insurance required of Landlord by the terms and conditions of this Lease, would have been reimbursed if Landlord had carried the insurance Landlord is required to carry pursuant to this Lease; (vii) depreciation or amortization, other than as specifically enumerated above; (viii) the cost of complying with any Laws in effect (and as interpreted and enforced) on the date of this Lease, provided that if any portion of the Building that was in compliance with all applicable Laws on the date of this Lease becomes out of compliance due to normal wear and tear, the cost of bringing such portion of the Building into compliance shall be included in Operating Costs unless otherwise excluded pursuant to the terms hereof; (ix) costs incurred by Landlord in connection with the correction of latent defects in the original construction of the Building; (x) costs incurred in connection with the original construction of the Project or in connection with the development of additional buildings at the Project; (xi) advertising and promotional expenditures; (xii) any expenses for which Landlord has received actual reimbursement (other than through Operating Costs); (xiii) all bad debt loss, rent loss, or reserves for bad debt or rent loss or reserves of any kind; (xiv) all costs associated with the operation of the business of the entity which constitutes “Landlord” (as distinguished from the costs of operating, maintaining, repairing and managing the Building) including, but not limited to, Landlord’s or Landlord’s managing agent’s general corporate overhead and general administrative expenses, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord’s interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, or between Landlord and Project management or other such third parties; (xv) salaries, fringe benefits and other compensation of employees above the grade of general manager (or of equal level); (xvi) any “tenant allowances”, “tenant concessions” and other costs or expenses incurred in fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for tenants or other occupants of the Project, or vacant leasable space in the Project, except in connection with general maintenance and repairs provided to the tenants of the Building in general; (xvii) sums (other than management fees, it being agreed that the management fees included in Operating Costs are as described in Section 3.2(a)(3) above) paid to subsidiaries or other affiliates of Landlord for services on or to the Building and/or Project, but only to the extent that the costs of such services exceed the competitive cost for such services rendered by persons or entities of similar skill, competence and experience; (xviii) all costs of purchasing or leasing major sculptures, paintings or other major works or objects of art (as opposed to decorations purchased or leased by Landlord for display in the Common Areas); (xix) any fines, penalties or interest resulting from the gross negligence or willful misconduct of the Landlord or its agents, contractors, or employees; (xx) Landlord’s charitable and political contributions; (xxi) any cost or expense related to removal, cleaning, abatement or remediation of Hazardous Materials in or about the Project except to the extent such removal, cleaning, abatement or remediation is related to the general repair and maintenance of the Project (such as cleanup of normal and customary vehicle oil leaks in the Parking Facility; (xxii) the cost or expense of any services or benefits provided generally to other tenants in the Building and not provided or available to Tenant; (xxiii) Landlord’s entertainment expenses and travel expenses, except for those travel expenses that are necessary, reasonable and incurred in connection with Landlord’s operation and maintenance of the Building; (xxiv) costs, fines or penalties incurred due to Landlord’s violation of any Law; (xxv) costs and expenses for which Tenant pays directly with respect to the Premises; (xxvi) rentals and other related expenses incurred in leasing air conditioning systems, which if purchased the cost of which would be excluded from Operating Expenses as a capital cost or any capital replacements or material capital repairs (for purposes of the foregoing, “material capital repairs” shall mean a single capital repair item costing no less than ten thousand ($10,000.00) per capital repair) of, any heating, ventilating, and air conditioning units servicing the Premises which become necessary (other than due to misuse or Tenant’s failure to properly maintain) during the initial five (5) years following the Commencement Date; or (xxvii) rent for any office space occupied by Project management personnel, or (xxviii) any cost or expense incurred to correct any failure of the Building envelope to be watertight (other than due to any act or negligent omission of Tenant or any of Tenant’s Representatives), which failure occurs during the initial twelve (12) months following the Commencement Date.

(2)    “Taxes“ means: all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Project; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Project; personal property taxes assessed on the personal property of Landlord used in the operation of the Project; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Project or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. Taxes shall also not include Landlord’s gross receipts taxes, personal and corporate taxes, inheritance and estate taxes, franchise, excess profits or corporate capital stock taxes, gift or transfer taxes. Furthermore, notwithstanding anything herein to the contrary, any charges or penalties or interest accrued through Landlord’s nonpayment or late payment of taxes or assessments shall be excluded from Taxes as defined herein. Additionally, all assessments which can be paid by Landlord in installments shall be included in Operating Costs over the maximum number of installments permitted by Law. To the extent paid by Tenant as “Tenant’s Taxes” (as defined in Section 8 - Tenant’s Taxes), “Tenant’s Taxes” shall be excluded from Taxes.
(3)    “Tenant’s Share” means with respect to the Project, the Rentable Area of the Premises divided by the total Rentable Area of the Project, as set forth in the Basic Lease Information.
(b)    Additional Rent.
(1)    Tenant shall pay Landlord as “Additional Rent” for each calendar year or portion thereof during the Term Tenant’s Share of the sum of (x) the amount of Operating Costs, and (y) the amount of Taxes.
(2)    Prior to the Commencement Date and each calendar year thereafter, Landlord shall notify Tenant of Landlord’s estimate of Operating Costs, Taxes and Tenant’s Additional Rent for the following calendar year (or first partial year following the Commencement Date). Commencing on the Commencement Date, and in subsequent calendar years, on the first day of January of each calendar year and continuing on the first day of every month thereafter in such year, Tenant shall pay to Landlord one-twelfth (1/12th) of the Additional Rent, as reasonably estimated by Landlord for such full calendar year. If Landlord thereafter estimates that Operating Costs or Taxes for such year will vary from Landlord’s prior estimate, Landlord may, by notice to Tenant (which notice shall describe such variance with reasonable specificity), revise the estimate for such year, and Additional Rent shall thereafter be payable based on the revised estimate.
(3)    As soon as reasonably practicable after the end of each calendar year, Landlord shall furnish Tenant a statement with respect to such year, showing Operating Costs, Taxes and Additional Rent for the year, and the total payments made by Tenant with respect thereto (a “Statement“). Unless Tenant delivers to Landlord a Review Notice (as defined in Section 3.2(c) below) within the two hundred seventy (270) days, such Statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such Statement or any item therein or the computation of Additional Rent based thereon. If Tenant does desire to review such Statement, then Landlord shall provide Tenant with reasonable verification of the figures shown on the Statement and the parties shall negotiate in good faith to resolve any disputes. Any objection of Tenant to Landlord’s Statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord’s Statement, nor shall any failure of Landlord to deliver Landlord’s Statement in a timely manner relieve Tenant of Tenant’s obligation to pay any amounts due Landlord based on Landlord’s Statement. However, if Landlord fails to bill Tenant for any Operating Costs attributable to a given calendar year within twenty-four (24) months after the expiration of the calendar year to which the Statement applies, then Landlord shall be deemed to have waived any rights to recover any underpayment of Operating Costs from Tenant (except to the extent such underpayment is attributable to a default by Tenant in its obligation to make estimated payments of Operating Costs); provided that such twenty-four (24) month time limit shall not apply to Taxes.
(4)    If Tenant’s Additional Rent as finally determined for any calendar year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within thirty (30) days of Tenant’s receipt of Landlord’s Statement. If the total payments made by Tenant on account thereof exceed Tenant’s Additional Rent as finally determined for such year, Tenant’s excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year at the beginning or end of the Term, Additional Rent shall be prorated on the basis of the number of days in such year by computing Tenant’s Share of the Operating Costs and Taxes for the entire year and then prorating such amount for the number of days during such year included in the Term. The obligations of Landlord to refund any overpayment of Additional Rent and of Tenant to pay any Additional Rent not previously paid shall survive the expiration or termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be, within thirty (30) days after Tenant’s receipt of Landlord’s final Statement for the calendar year in which this Lease terminates, the difference between Tenant’s Additional Rent for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof.
If for any reason Taxes for any year during the Term are reduced, refunded or otherwise changed, Tenant’s Additional Rent shall be adjusted accordingly. If Taxes are temporarily reduced as a result of space in the Project being leased to a tenant that is entitled to an exemption from property taxes or other taxes, then for purposes of determining Additional Rent for each year in which Taxes are reduced by any such exemption, Taxes for such year shall be calculated on the basis of the amount the Taxes for the year would have been in the absence of the exemption.
(c)    Tenant’s Review and Audit Right. Within two hundred seventy (270) days after Tenant receives Landlord’s Statement for a calendar year Tenant may give Landlord written notice (“Review Notice“) that Tenant intends to review Landlord’s records of the Operating Costs and Taxes for that calendar year to which the Statement applies (“Tenant’s Review“), subject to the following terms and conditions: (a) Tenant shall not conduct Tenant’s Review at any time that Tenant is in default of any of the terms of this Lease; (b) Tenant’s Review shall be done during normal business hours, at the office of the property manager for the Building (which shall be located in the San Francisco Bay Area) (c) Tenant shall not conduct Tenant’s Review more than one (1) time for any calendar year. Failure of Tenant to give

Landlord a Review Notice within the above two hundred seventy (270)-day period shall render the Statement conclusive and binding on Tenant for all purposes. Tenant’s Review shall be conducted only by an employee of Tenant or a certified public accountant employed by Tenant on terms other than a contingency fee basis. Tenant acknowledges that Tenant’s right to conduct Tenant’s Review for the preceding calendar year is for the exclusive purpose of determining whether Landlord has complied with the terms of the Lease with respect to Operating Costs and Taxes and that regarding Taxes, if Tenant exercises its right to conduct an audit, Landlord’s sole obligation shall be to tender a copy of the Public Tax bill. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct Tenant’s Review. Tenant shall not remove such records from the location where the same have been made available, but Tenant shall have the right to make copies of the same at Tenant’s expense. If any records are maintained at a location other than the management office for the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. Tenant shall have thirty (30) days after Landlord shall have provided copies of or access to the relevant documents and data to complete Tenant’s Review. Tenant shall deliver to Landlord a copy of the results of Tenant’s Review within fifteen (15) days after completing Tenant’s Review. If, after conducting Tenant’s Review, Tenant disputes the amount of Operating Costs charged by Landlord, then Tenant may, by written notice to Landlord, request an independent audit of such books and records (the “Audit“). The Audit shall be conducted by an independent certified public accountant (“CPA“) mutually and reasonably selected by Landlord and Tenant, and who is with a certified public accounting firm licensed to do business in the State of California. Tenant shall be solely responsible for all costs, expenses and fees incurred for the Audit, provided, however, if the Audit shows that Landlord overstated Operating Costs and Taxes for the subject year by more than five percent (5%), then Landlord shall pay all costs and expenses incurred by Tenant in connection with Tenant’s Review and the Audit (not to exceed $10,000.00). The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any Statement unless Tenant has paid and continues to pay all Rent when due. Within thirty (30) days after final determination, the party that owes the other party an amount to bring the amounts actually paid into agreement with the amounts that should have been paid, shall pay such amounts to the other party. The provisions of this Subsection (e) shall survive the expiration of this Lease.
3.3    Payment of Rent. All amounts payable or reimbursable by Tenant under this Lease, including late charges and interest (collectively, “Rent”), shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within ten (10) days after Landlord invoices Tenant therefor or otherwise makes demand of the amounts due. All rent shall be paid without offset or deduction in lawful money of the United States of America to Landlord at Landlord’s Address for Payment of Rent as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate.
4.SECURITY DEPOSIT. On execution of this Lease, Tenant shall deposit cash with Landlord the amount specified in the Basic Lease Information as the Security Deposit, if any (the “Security Deposit“), as security for the performance of Tenant’s obligations under this Lease, or at Tenant’s option deliver to Landlord a letter of credit in accordance with the terms of Section 45 below. Landlord may (but shall have no obligation to) use the Security Deposit or any portion thereof to cure any breach or default by Tenant under this Lease, to fulfill any of Tenant’s obligations under this Lease, or to compensate Landlord for any damage Landlord incurs as a result of Tenant’s failure to perform any of Tenant’s obligations hereunder. In such event Tenant shall pay to Landlord on demand an amount sufficient to replenish the Security Deposit. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord and not applied as provided above. Landlord may commingle the Security Deposit with Landlord’s general and other funds. Landlord shall not be required to pay interest on the Security Deposit to Tenant. Tenant waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of Law now in force or that become in force after the date of this Lease, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant, or to clean the Premises. Landlord and Tenant agree that Landlord may, in addition, claim and use those sums necessary to compensate Landlord for any foreseeable or unforeseeable loss or damage caused by the act or omission by Tenant, including, without limitation, any post default damages and such remedies to which Landlord is entitled under the provisions of Section 15.2 of this Lease.
5.USE AND COMPLIANCE WITH LAWS.
5.1    Use. The Premises may only be used and occupied for general business office purposes (which may include, subject to the terms and conditions of this Lease, the operation of a Fitness Center, as defined below, and a cafeteria in the Premises each operated by Tenant for use by its employees and invitees) and research and development related to software, electronics and computers and for no other use or purpose unless approved by Landlord in writing, which approval shall not be unreasonably withheld. Tenant shall comply with all present and future Laws relating to Tenant’s use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws to the extent that such Laws are triggered by (a) Tenant’s particular use of the Premises (as opposed to general office use in the Premises) or (b) any Alterations and Tenant Improvements (subject to the terms and conditions of Exhibit B)), and shall observe the “Project Rules“ (as defined in Section 27 - Rules and Regulations). Tenant shall have the right to contest any alleged requirement to comply with laws in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by Law and the right to appeal any decisions, judgements or rulings to the fullest extent permitted by Law. Without limiting the generality of the foregoing, to the extent Tenant operates a café within the Building or otherwise produces food in the kitchen area, if any, located in the Building, Tenant shall comply with all Laws applicable to such use(s) and shall obtain, maintain and conspicuously display any and all permits, licenses and approvals required by any governmental entity to operate the Premises for such use(s). Landlord shall, as an Operating Cost (but subject to the exclusions on Operating Costs set forth herein) comply with all present and future Laws relating to the Common Areas (and make any repairs, alterations or improvements as required to comply with all such Laws) except to the extent the same arises due to Tenant’s specific use of the Premises (other than agreed upon) or arising in connection with any alterations, additions or improvements made in or to the Premises (excluding the Landlord Work), in which event Tenant, not Landlord, shall be directly liable for the costs and expenses thereof. Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by, or that will cause a cancellation of or an increase in the existing premium for, any insurance policy covering the Project or any part thereof. In no event shall Tenant permit the Premises to be occupied or used in any manner that will constitute waste or a nuisance. Without limiting the foregoing, the Premises shall not be used for educational activities (other than for training courses held at the Premises, provided that such training courses (a) do not generate an unusual amount of noise; (b) do not impose an unusual burden on the Building Systems (as defined below) or pose an unreasonable risk to the Building or to the safety or health of its occupants), practice of medicine or any of the healing arts, providing social services, for any governmental use (including embassy or consulate use), or for personnel agency, customer service office, studios for radio, television or other media, travel agency or reservation center operations or uses. Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial and unreasonable noise, odor or vibration or overload the floors in the Premises or the Building or would have a material adverse effect on any of the heating, ventilating and air-conditioning system (“HVAC System“), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building (“Building Systems“), or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment that would exceed the design specifications therefor; or (iii) connect to any electrical circuit in the Premises any equipment or other load with aggregate electrical power requirements in excess of 90% of the connected load rated capacity of the circuit. Tenant’s use of electricity shall never exceed the safe capacity of the feeders to the Building or the risers or wiring installation of the Building. Tenant agrees to reasonably cooperate with Landlord with respect to any voluntary “green” or sustainable programs with respect to the Premises; provided, however, that notwithstanding anything to the contrary, Tenant shall not be responsible to make any improvements or alterations to the Premises or to replace any equipment or property of Tenant in connection therewith unless Landlord agrees to pay for all costs for such improvements, alterations or replacements. The foregoing sentence shall not apply to Tenant’s construction of the initial Tenant Improvements in the Premises.
Tenant shall comply with the terms of all easements, recorded covenants, conditions and restrictions relating to Tenant’s use and occupancy of the Premises and use of the Common Areas of the Project. Subject to any applicable Laws, Landlord shall not enter into any new encumbrances or amend or modify any existing encumbrances that would have a material adverse impact on Tenant’s Permitted Use of and/or reasonable access to the Premises, materially or adversely increase Tenant’s obligations or decrease Tenant’s rights under this Lease.
5.2    Hazardous Materials.
(a)    Definitions.
(1)    “Hazardous Materials“ shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

(2)    “Environmental Requirements“ shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.
(3)    “Handled by Tenant“ and “Handling by Tenant“ shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, “Representatives“) or its guests, customers, invitees, or visitors (collectively, “Visitors“), at or about the Premises in connection with or involving Hazardous Materials.
(4)    “Environmental Losses“ shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Project.
(b)    Tenant’s Covenants. No Hazardous Materials shall be Handled by Tenant at or about the Premises or Property without Landlord’s prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord’s requirements, all in Landlord’s absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies (“Permitted Hazardous Materials“), may be used and stored at the Premises without Landlord’s prior written consent, provided that Tenant’s activities at or about the Premises and Project and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Project all Hazardous Materials Handled by Tenant at the Premises or the Project. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by all of Tenant’s Representatives and Visitors, and all of Tenant’s obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease. Notwithstanding the foregoing, Tenant shall not be liable for any cost or expense related to removal, cleaning, abatement or remediation of Hazardous Materials existing in the Premises prior to the date Landlord tenders possession of the Premises to Tenant, including, without limitation, Hazardous Materials in the ground water or soil, except to the extent the same are disturbed, distributed or exacerbated by Tenant or any of Tenant’s Representatives or Visitors.
(c)    Compliance.
(1)    By Tenant. Tenant shall at Tenant’s expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Project, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Project. If any lien attaches to the Premises or the Project in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) business days after Tenant’s notice of the same, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord (plus Landlord’s administrative costs) in connection therewith shall be payable by Tenant on demand.
(2)    In the event Hazardous Materials for which Tenant is not liable under the terms of the Lease are discovered in the exterior Common Areas of the Project during the Term in violation of applicable Laws, then Landlord will remediate such Hazardous Materials to the extent required by the appropriate governmental entity with proper jurisdiction, at Landlord’s expense (subject to the terms and conditions of Article 3 above), if such remediation is necessary for Tenant’s use of the Premises (e.g.. asbestos is friable and in an area that is accessible to Tenant and its employees).  However, if the asbestos is not friable and will not be disturbed by anyone (for example, but without limitation, a wrapping of an exterior pipe) and is not required to be remediated under applicable Laws, then Landlord shall have no obligation to remediate.
(d)    Landlord’s Rights. Landlord shall have the right, but not the obligation, to enter the Premises in accordance with Section 18 below (i) to confirm Tenant’s compliance with the provisions of this Section 5.2, and (ii) to perform Tenant’s obligations under this Section if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. If the reports of such consultants show that Tenant was in violation of Tenant’s obligations under this Section 5.2, then Tenant shall pay to Landlord on demand the costs of Landlord’s consultants’ fees and all costs incurred by Landlord in performing Tenant’s obligations under this Section. Landlord shall use reasonable efforts to minimize any interference with Tenant’s business caused by Landlord’s entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.
(e)    Tenant’s Indemnification. The term Landlord Parties (“Landlord Parties“) refers singularly and collectively to Landlord and the shareholders, partners, venturers, and members of Landlord, and the respective officers, directors, employees, managers, owners and any affiliates or agents of such entities and persons. Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys’, experts’ and consultants’ fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Project or Tenant’s failure to comply in full with all Environmental Requirements with respect to the Premises or with those obligations applicable to Tenant as set forth in Paragraphs 5.2(f) below.

(f)    City and County of San Francisco Easement.  The Project includes that certain easement rights within a parcel owned by the City and County of San Francisco (the “City”).  The easement rights were created by that certain deed dated February 5, 1951, made by Chizu Oyama Takeda and George Shoji Takeda, as Grantors, in favor of the City and County of San Francisco (the “City”), as Grantee (such deed and any other documents that may be promulgated pursuant thereto, collectively, the “Deed”).  Landlord and Tenant acknowledge that Tenant shall have exclusive use of the easement created by the Deed, subject to the terms and conditions of the Deed.  The Deed includes certain rights of the City to enter onto the easement area for a variety of purposes, including, without limitation, repair and maintenance of the City’s pipelines within the easement area.  Tenant shall comply with the Deed, to the extent applicable to Tenant’s use of the easement parcel. Landlord and Tenant acknowledge and agree that although the area of the easement granted by the Deed is approximately forty feet (40’) wide, the Landlord Work includes improvements covering an approximately forty feet (40’) in width adjacent area created by the Deed (the “Second Area”) and the easement area set forth in the Deed and the Second Area shall be developed as an amenity space as if they were an integrated eighty foot (80’) wide area. If the owner of the parcel benefitted by the Second Area does not permit such exclusive use by Tenant during the Term, then Landlord shall at its sole cost and expense redevelop the forty feet (40’) easement parcel created by the Deed benefiting the Land in accordance with Exhibit E hereto.
6.TENANT IMPROVEMENTS & ALTERATIONS.
6.1    Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Premises (the “Tenant Improvements“), as provided in the Construction Rider. Except for any Tenant Improvements to be constructed by Tenant as provided in the Construction Rider, Tenant shall not make any alterations, improvements or changes to the Premises or the Building (“Alterations“), without Landlord’s prior written consent. Notwithstanding the foregoing, Tenant shall have the right, without the consent of, but with prior written notice to, Landlord, to make Alterations to the Premises which (a) are not structural in nature, (b) are not visible from the exterior of the Building, (c) do not require modification or materially or adversely affect of the Building Systems, and (d) do not affect the water tight character of the Building or its roof (“Permitted Alterations“). In addition, Tenant shall be permitted to paint the interior exposed painted walls of the Premises, install telephone or data communication wiring for a normal general office use, and install floor covering in the Premises without Landlord’s prior written consent, but otherwise in accordance with the terms and conditions of this Section 6. Landlord may, in its reasonable discretion, withhold consent to any alteration, addition or improvement that may affect the structure of the Building or may adversely or materially affect, or otherwise require modification to, any Building System. Any such Alterations shall be completed by Tenant at Tenant’s sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord to the extent required hereunder; (iii) in compliance with the reasonable construction rules and regulations promulgated by Landlord from time to time; (iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant’s work); and (v) subject to all reasonable and industry standard conditions which Landlord may in Landlord’s discretion impose which are in accordance with such conditions that a landlord of a building of similar size and quality in the Milpitas, California area may reasonably impose for the type of Alterations being performed as the same is reasonably determined by Landlord. Such conditions may include requirements for Tenant to: (1) with respect to Alterations costing more than two (2) months’ Base Rent, provide reasonable evidence acceptable to Landlord of source of funds for the same; (2) use contractors or subcontractors reasonably approved by Landlord for work on Building Systems and/or any work that may involve or impact any structural element of the Building; and (3) remove all or part of the Alterations (other than Standard Office Improvements (as defined below)) prior to or upon expiration or termination of the Term. Notwithstanding anything to the contrary contained herein, so long as Tenant’s written request for consent for a proposed Alteration contains substantially the following statement in large, bold and capped font “PURSUANT TO SECTION 6 OF THE LEASE, IF LANDLORD CONSENTS TO THE SUBJECT ALTERATION, LANDLORD SHALL NOTIFY TENANT IN WRITING WHETHER OR NOT LANDLORD WILL REQUIRE SUCH ALTERATION TO BE REMOVED AT THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE.”, at the time Landlord gives its consent for any Alterations, if it so does, Tenant shall also be notified whether or not Landlord will require that such Alterations be removed upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease, at the expiration or earlier termination of this Lease and otherwise in accordance with Paragraph 19.1 hereof, Tenant shall be required to remove all Alterations (other than Standard Office Improvements) made to the Premises except for any such Alterations which Landlord expressly indicates or is deemed to have indicated shall not be required to be removed from the Premises by Tenant. If Tenant’s written notice strictly complies with the foregoing and if Landlord fails to notify Tenant within twenty (20) days of Landlord’s receipt of such notice whether Tenant shall be required to remove the subject alterations or improvements at the expiration or earlier termination of this Lease, with respect to non-structural and non-Building systems related Alterations, it shall be assumed that Landlord shall not require the removal of the subject Alterations at the expiration or earlier termination of this Lease. Notwithstanding the foregoing, or anything to the contrary contained elsewhere in this Lease, other than cabling and wiring, Tenant shall have no obligation to remove any standard office improvements such as gypsum board, partitions, ceiling grids and tiles, fluorescent lighting panels, Building standard doors and non-glued down carpeting (such improvements collectively referred to as “Standard Office Improvements”).  In addition, Landlord hereby acknowledges agrees that Tenant shall not be required to remove at the expiration or earlier termination of this Lease any improvements located in the Premises as of the date of this Lease (e.g., the fitness center, the kitchen, labs). If any work outside the Premises, or any work on or adjustment to any of the Building Systems, is required in connection with or as a result of the Tenant Improvements or any Alterations, such work shall be performed at Tenant’s expense by contractors reasonably approved by Landlord. The foregoing sentence shall not limit or modify Landlord’s express obligations set forth in Section 2.4 of Exhibit C. Landlord’s right to review and approve (or withhold approval of) Tenant’s plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Project and Landlord’s interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord’s consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.
6.2    Before making any Alterations which require Landlord’s consent, Tenant shall submit to Landlord for Landlord’s prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the sections of the construction contract containing insurance and indemnity provisions and the name of the contractor and all subcontractors proposed by Tenant to make the Alterations. Tenant shall reimburse Landlord upon demand for any reasonable third party expenses actually incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord’s contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Before commencement of any Alterations Tenant shall (i) obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord, and (ii) give Landlord at least ten (10) days prior written notice and shall cooperate with Landlord in posting and maintaining notices of non-responsibility in connection with the Alterations. Within forty-five (45) days following the completion of any Alterations Tenant shall deliver to Landlord “as built” plans showing the completed Alterations (provided, however, for work that does not reasonably require such “as built” plans, Tenant shall provide to Landlord marked-up plans clearly showing all changes made to the Premises). The “as built” plans shall be “hard copy” on paper and in digital form (if done on CAD), and show the Alterations in reasonable detail, including (a) the location of walls, partitions and doors, including fire exits and ADA paths of travel, (b) electrical, plumbing and life safety fixtures, and (c) a reflected ceiling plan showing the location of heating, ventilating and air conditioning registers, lighting and life safety systems, as applicable.
6.3    In connection with all Alterations (other than Permitted Alterations and the Tenant Improvements), Landlord shall be entitled to a construction coordination fee equal to two percent (2%) of the first four hundred thousand dollars ($400,000) of construction costs, and one percent (1%) of any additional construction costs. Tenant agrees to provide Landlord with reasonable documentary evidence of the cost of all such Alterations.
6.4    Tenant shall keep the Premises and the Project free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Project, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) business days after Tenant’s notice thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord (plus Landlord’s administrative costs) in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 16.2 - Interest).
6.5    Subject to the provisions of Section 5 - Use and Compliance with Laws and the other provisions of this Section 6, Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures (“Trade Fixtures“) in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.
7.MAINTENANCE AND REPAIRS.
7.1    Tenant has inspected the Premises and agrees to accept the same “as-is”, except as may otherwise be expressly provided in this Lease. However, notwithstanding the foregoing, Landlord agrees to deliver the Building Systems, the roof structure, roof membrane, windows and

Structural Elements (as defined in Section 7.2 below) in good operating condition as of the date Landlord delivers possession of the Premises to Tenant. Except to the extent caused by the misuse of Tenant or any of Tenant’s Representatives or Visitors or by any Alterations or improvements performed by or on behalf of Tenant, if any of the foregoing are not in good operating condition as of the date possession of the Premises is delivered to Tenant and Tenant provides Landlord with notice of the same within one hundred twenty (120) days following the date Landlord delivers possession of the Premises to Tenant, then Landlord shall be responsible for repairing or restoring the same at its sole cost and expense (and not as part of Additional Rent). Subject to Section 7.2, during the Term, Tenant, at Tenant’s expense and in a manner reasonably acceptable to Landlord, shall maintain and repair the Premises, including, without limitation the heating, ventilation and air conditioning system and equipment located within the Building envelope (that is, within the exterior walls of the Building and below the roof structure), the mechanical, electrical and plumbing systems (including all mechanical, electrical, plumbing, fire suppression systems servicing the server room that are located within the Premises) located within the Building envelope, including the lighting and plumbing fixtures, all power distribution units and uninterrupted power sources, the fire/life safety systems (including the fire suppression systems servicing the server room within the Premises) and equipment, elevators, the restrooms, interior stairways (if any) in the Premises, the interior and exterior glass, interior non-structural walls, floor coverings, ceiling (ceiling tiles and grid), Tenant Improvements, Alterations, fire extinguishers, outlets and fixtures, and any appliances and/or kitchen equipment (including dishwashers, hot water heaters and garbage disposers) in the Premises, in good operating condition, (and pursuant to the minimum maintenance standards set forth in Exhibit G attached to this Lease) and otherwise keep the Premises in a clean, safe and orderly condition. In addition to the foregoing, and notwithstanding anything to the contrary contained in Section 7.2 below, Tenant, not Landlord, shall be responsible, at its sole cost and expense, for maintaining any equipment installed by or on behalf of Tenant (including any such equipment installed in connection with the Tenant Improvements) as well as all equipment dedicated to the server room located within the Premises (including, without limitation, the mechanical area of the Project near the loading dock and any computer room air conditioning units existing as of the date of this Lease (the “Existing CRAC Units”)).
Notwithstanding anything to the contrary contained in this Section 7.1, if, during the Term of this Lease, any capital replacement or material capital repairs (as defined in Section 3.2(a)(1) of this Lease) is necessary as reasonably and mutually determined by Landlord and Tenant in order to satisfy Tenant’s obligations under this Section 7.1, then so long as Tenant has properly and in good faith consistently maintained and repaired the same (including, without limitation, performed quarterly preventative maintenance inspections and related recommended work) and the need for any such replacement does not arise from acts or omissions, abuse or misuse by Tenant or any of Tenant’s Representatives or Visitors (as opposed to normal wear and tear resulting from normal and customary use), Landlord shall perform such replacement and (i) if the same respects the heating, ventilating and air conditioning units (including the Existing CRAC Units) servicing the Premises and becomes necessary during the first five (5) years following the Commencement Date, such replacement shall be performed at the sole cost and expense of Landlord, and (ii) if the same is not part of the heating, ventilating and air conditioning units (including the Existing CRAC Units) servicing the Premises or become necessary after the first five (5) years following the Commencement Date, then Tenant shall reimburse Landlord for such cost and expense by payments of monthly Additional Rent in an amount that would fully amortize such cost and expense, with interest at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time, as of the date such expense is incurred, over the projected useful life of such capital item being replaced, as reasonably determined by Landlord. Such Additional Rent obligation shall continue until such cost and expense is fully amortized or until the expiration of the Term, as it may be extended from time to time, whichever comes first. Landlord’s obligation to replace any capital items hereunder shall not apply to any supplemental heating, ventilating and air conditioning unit or other computer room air conditioning units installed by or for the benefit of Tenant. In the event of any dispute regarding the necessity of any such capital replacement then the dispute may be submitted to arbitration for resolution in accordance with the terms of this Lease by the American Arbitration Association (the “AAA“) in Milpitas, California, in accordance with the “Expedited Procedures“ of the AAA’s Commercial Arbitration Rules. The determination of the arbitrator(s) shall be final and binding on Landlord and Tenant.
In connection with Tenant’s obligation to maintain and repair (i) the heating, ventilation and air conditioning systems and equipment located within the Building envelope, and (ii) elevators, Tenant shall obtain and keep in force (and promptly tender a copy thereof to Landlord) a standard preventive maintenance/service contract providing for regular inspection and maintenance by a qualified service contractor(s) reasonably acceptable to Landlord. Without limiting the generality of the foregoing, such maintenance/service contract respecting heating, ventilation, and air conditioning systems and equipment located within the Building envelope shall provide that the contractor shall perform inspections to the items covered thereunder at intervals of not less than three (3) months and that having made such inspections, said contractor shall furnish complete service logs as well as a complete report of any defective conditions found to be existing with respect to the same, together with any recommendations for maintenance, repair and/or replacement thereof. Said report shall be furnished to Tenant with a copy to Landlord. In addition, such contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must be effective on or before the date Tenant is given Early Access to the Premises pursuant to the terms and conditions of this Lease.  Should Tenant fail to do so, Landlord may, upon notice to Tenant, obtain and maintain such preventative maintenance contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord’s overhead. Additionally, in connection with Tenant’s obligation to maintain and repair the elevators, Tenant shall cause such inspections to be performed at least as mandated by the State of California but in no event to a lesser standard than recommended by the manufacturer and shall promptly tender a copy thereof to Landlord. Tenant shall utilize termite and pest extermination service reasonably acceptable to Landlord at such intervals as shall be reasonably necessary to control termites and pests in the Premises. All such terminate and pest extermination service shall be performed in compliance with all Laws now in force or which may hereafter be enacted or promulgated. Tenant shall bear the cost of such extermination services. In addition, Tenant shall be solely responsible for the maintenance of any grease traps and connecting pipes thereto serving the Premises and any equipment installed therein. Tenant, at its sole cost and expense, shall procure and maintain in full force and effect a contract for the maintenance of any grease traps, including the treatment, emptying and flushing thereof, with a service and maintenance firm reasonably acceptable to Landlord. Tenant shall follow all reasonable recommendations of said contractor for the maintenance of any such grease traps, including any recommended chemical treatments and any recommended intervals for the emptying and/or hydrojetting of such grease traps and connecting pipes, if any.

7.2    Landlord shall maintain and repair or cause to be maintained and repaired in good operating condition, the structural portions of the Building, including the structural portions of the roof, the foundations and exterior walls of the Building (collectively, the “Structural Elements“), the exterior components of the heating, ventilation and air conditioning systems and equipment (including all rooftop components, but expressly excluding any rooftop components installed by or on behalf of Tenant), the Building management system, the electrical and plumbing systems located outside the Building envelope, the exterior landscaping and related sprinkler system in the Common Areas, the Parking Facility (including, without limitation, the Charging Stations), the exterior Building envelope (including curtain wall, EIFS, and roof, including membrane and hatches), the Building management system, the storefront and parapet of the Building; provided, however, that Tenant shall pay the cost of repairs for any damage occasioned by Tenant’s use of the Premises or the Building (the parties hereto acknowledge that normal wear and tear resulting from normal and customary general office use shall not be considered damage for purposes of the foregoing) or any act or negligent omission of Tenant or Tenant’s Representatives or Visitors, to the extent not covered by the proceeds of Landlord’s property insurance. In connection with Landlord’s obligation to maintain and repair the exterior components of the heating, ventilation and air conditioning systems and equipment, if Landlord elects to engage an unrelated third-party vendor to repair and maintain the same, Landlord shall obtain and keep in force (and promptly tender a copy thereof to Tenant) a standard preventive maintenance/service contract providing for regular inspection and maintenance by a qualified service contractor(s). Without limiting the generality of the foregoing, such maintenance/service contract shall provide that the contractor shall perform inspections to the items covered thereunder at intervals of not less than three (3) months and that having made such inspections, said contractor shall furnish a complete report of any defective conditions found to be existing with respect to the same, together with any recommendations for maintenance, repair and/or replacement thereof. Said report shall be furnished to Landlord with a copy to Tenant. The cost of structural repairs to, and replacements of, Structural Elements shall not be included in Operating Costs. For clarification purposes, costs and expenses of such other Landlord repair and maintenance obligations expressly set forth above shall be included in Operating Costs, subject to the limitations and conditions set forth in Section 3.2. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair. As a material part of the consideration for this Lease, Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Sections 1932(1), 1941 and 1942, that allows a tenant to make repairs at its landlord’s expense.
7.3    Except in the case of a casualty or condemnation, (a) if Tenant provides notice (the “Repair/Service Notice“) to Landlord of the need for any nonstructural repairs to the Premises that are Landlord’s obligation pursuant to this Lease (a “Required Action“), and (b) Landlord fails to commence the Required Action within a commercially reasonable period of time, and (c) such failure materially and adversely interferes with Tenant’s business operations in the Premises, then Tenant may (but shall not be obligated to) notify Landlord in writing that Tenant intends to proceed to take the Required Action, pursuant to the terms of this Lease (the “Second Notice“). If Landlord fails to commence the Required Action within three (3) Business days following Landlord’s receipt of the Second Notice, Tenant may proceed to take the Required Action pursuant to the terms and conditions of this Lease. In the event Tenant takes such Required Action, Tenant shall use only those contractors used by Landlord in the Building for work unless (i) such contractors are unwilling or unable to perform, or timely perform, such work, (ii) such contractors are unwilling to perform such work for a price that is market-based, or (iii) Landlord fails to identify who the approved contractors are for work in the Building within one (1) business days following Tenant’s request therefor, in any of which events Tenant may utilize the services of any other qualified, appropriately insured, bonded and licensed (in the state in which the Building is located) contractor which normally and regularly performs similar work in Comparable Buildings. Prior to starting any Required Action, Tenant shall furnish Landlord with plans and specifications therefor, if appropriate; copies of contracts; necessary governmental permits and approvals; evidence of contractor’s and subcontractor’s insurance. All such work shall be performed in a good and workmanlike manner using materials of a quality that is at least equal to or better than the existing materials for the Building. Tenant shall comply with the reasonable rules, regulations and procedures for the performance of work in the Building which have been provided to Tenant. Upon completion of any such work, Tenant shall furnish “as-built” plans (to the extent appropriate), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the work comply with all insurance requirements of this Lease and applicable Laws. Notwithstanding anything to the contrary set forth herein, if any Required Action may affect a structural matter (other than the roof of the Building), Tenant shall not be permitted to take the Required Action. If any Required Action is taken by Tenant pursuant to the terms of this Section 7.3 and such Required Action included the making of any capital replacements, then Landlord shall reimburse Tenant for its reasonable and documented third party out-of-pocket costs and expenses (the “Reimbursable Costs“) in taking the Required Action within thirty (30) days after receipt by Landlord of a paid invoice from Tenant which sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking the Required Action on behalf of Landlord and includes reasonable documented evidence of all Reimbursable Costs, evidence that all such work is done in a good and workmanlike manner, in compliance with all Applicable Laws and otherwise pursuant to the terms and conditions of this Lease, and legally sufficient lien waivers from all applicable contractors and materials (the “Repair Invoice“) and the costs reimbursed by Landlord may be included in Operating Costs, subject to the limitations and conditions set forth in Section 3.2. Notwithstanding the foregoing provisions of this Section 7.3 to the contrary, if Landlord delivers to Tenant within five (5) business days after receipt of the notice of Required Action, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord’s reason for its claim that the Required Action did not have to be taken by Landlord pursuant to the terms of this Lease or if Landlord delivers to Tenant within thirty (30) days after receipt of the Repair Invoice, that a written objection setting forth with reasonable particularity Landlord’s reason for its claim, that Tenant breached the terms of this Section or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then the dispute may be submitted to arbitration for resolution in accordance with the terms of this Lease by the AAA in Milpitas, California, in accordance with the “Expedited Procedures “ of the AAA’s Commercial Arbitration Rules. The determination of the arbitrator(s) shall be final and binding on Landlord and Tenant.
7.4    Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant’s obligations under this Lease:
(a)    To make alterations, additions, repairs, improvements to or in or to decrease the size of area of, all or any part of the Project (other than the Building);

(b)    To change the Building’s street address;
(c)    To install and maintain any and all signs at the Project subject to Tenant’s signage rights herein;
(d)    To reasonably increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the Common Areas (including the Parking Facility); and
(e)    If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Project relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Project (collectively “Controls“), to comply with such Controls, whether mandatory or voluntary, or make any alterations to the Project related thereto. (provided that to the extent the foregoing are voluntary only, the costs thereof shall be excluded from Operating Costs).
Except to the extent required by Applicable Laws, Landlord’s rights pursuant to this Section 7.4 are subject to the condition that (i) the exercise of any of such rights shall not unreasonably interfere with Tenant’s Permitted Use of the Premises, or decrease the number of Tenant’s parking spaces, (ii) Landlord shall provide reasonable prior notice to Tenant before exercising any such rights which may interfere with Tenant’s use of the Premises or Parking Areas, and (iii) Landlord shall use commercially reasonable efforts to minimize to the extent reasonably practicable any interference with Tenant’s normal and customary business.
8.TENANT’S TAXES. “Tenant’s Taxes” shall mean (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant’s personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Project, (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord’s receipt of any rent payable by Tenant pursuant to the terms of this Lease (“Rental Tax“), and (c) any increase in Taxes attributable to inclusion of a value placed on Tenant’s personal property, Trade Fixtures or Alterations. Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease, and shall pay all other Tenant’s Taxes before delinquency (and, at Landlord’s request, shall furnish Landlord satisfactory evidence thereof). If Landlord pays Tenant’s Taxes or any portion thereof, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Interest Rate from the date of Landlord’s payment to the date of Tenant’s reimbursement.
9.UTILITIES AND SERVICES.
9.1    Services. Landlord shall be responsible for sweeping the Parking Facility and for the washing of exterior windows of the Building at least twice per year, in a manner consistent with Comparable Buildings (and the cost of each of the foregoing shall be included in Operating Costs).
9.2    Payment for Additional Utilities and Services.

(a)    Tenant shall pay directly to the utility company for all electricity and gas used on or from the Premises, which utilities are separately metered, and any maintenance charges from the utility company. In addition, Tenant shall pay for all heat, water, telephone, and any other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges therefor.
(b)    If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected so as to have a material adverse impact on the Building and/or any system therein, as a result of (i) any lights, machines or equipment used by Tenant in the Premises, or (ii) the occupancy density of the Premises then Tenant shall install any machinery or equipment reasonably necessary to restore the temperature, including modifications to the standard air-conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant.
(c)    Interruption of Utilities. In the event of an interruption in, or failure or inability to receive any of the utilities described in Section 9.2 - “Description of Services” (a “Service Failure”), such Service Failure shall not, regardless of its duration, constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant or, except as provided below in this Section 9.2, entitle Tenant to an abatement of rent or to terminate this Lease. Notwithstanding the foregoing, if any Service Failure results from the negligent acts or negligent omissions of Landlord, or its employees, agents and contractors and if all or a portion of the Premises are not usable by Tenant for the conduct of Tenant’s business as a result of such Service Failure, then commencing on the fifth (5th) consecutive business day, Base Rent and Additional Rent shall be abated for the period that commences upon the Service Failure and continuing until such Service Failure is resolved. Notwithstanding Tenant’s entitlement to rent abatement under the preceding provisions, Tenant shall continue to pay Tenant’s then current rent until such time as Landlord and Tenant agree on the amount of the rent abatement. If Landlord and Tenant are unable to agree on the amount of such abatement within ten (10) business days of the date they commence negotiations regarding the abatement, then either party may submit the matter to binding arbitration pursuant to Sections 1280 et seq. of the California Code of Civil Procedure. If any Service Failure is caused by fire or other casualty then the provisions of Section 12 – “Damage or Destruction” shall control. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such interruption, failure or inability.
9.3    Telecommunications. So long as any such Telecommunications Provider (as defined below) enters into a commercially reasonable access agreement for the Building, Tenant shall have the right to contract directly with telecommunications and media service providers (each, a “Telecommunications Provider“) of Tenant’s choice. Landlord shall not be obligated to incur any expense, liability or costs in connection with any Telecommunication Provider proposed by Tenant. All installations made by the Telecommunications Providers shall be subject to Landlord’s prior written approval and shall be made in accordance with the provisions of Section 6 of this Lease.
9.4    Utility Data. Tenant agrees to reasonably cooperate with requests to Landlord for information regarding Tenant’s “utility data”, which may include, but is not limited to, Tenant’s utility bills and invoices pertaining to Tenant’s energy, water, and trash usage at the Building during the Term (as the same may be extended) to allow for compliance with building performance benchmarking and disclosure regulations or as otherwise required by applicable Law. In connection therewith, Tenant further agrees, upon Landlord’s request, to execute utility release forms provided by the applicable utility or municipality to expedite the data collection process.
9.5    Tenant Obligations. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers providing all security for the Building (it being agreed that Landlord shall have no obligation to provide any such security and shall in no event be liable for any failure to provide any such security). All services to be provided by Tenant pursuant to this Section 9.5 shall be provided in a manner consistent with other first class office buildings in the same geographical location as the Building.
10.EXCULPATION AND INDEMNIFICATION.
10.1    Indemnification.
(a)    Tenant’s Indemnification of Landlord. Subject to Section 11.3 below, Tenant shall indemnify, protect, defend and hold the Landlord Parties harmless from and against any claims, actions, liabilities, damages, costs or expenses, including reasonable consultants’, expert witnesses’ and attorneys’ fees and costs incurred in defending against the same (“Claims“) arising from (a) the acts or omissions of Tenant or Tenant’s Representatives or Visitors in or about the Project, or (b) any construction or other work or maintenance undertaken by Tenant in the Project (including any design defects), or (c) any breach or default under this Lease by Tenant, or (d) any loss, injury or damage, howsoever and by whomsoever caused, to any person or property, arising out of or relating to Tenant’s occupancy or operation and occurring in or about the Project, excepting only Claims described in this clause (d) to the extent they are caused by the willful misconduct or active negligent acts or omissions of Landlord or its agents or employees.
(b)    Landlord’s Indemnification of Tenant. Subject to Section 11.3 below, Landlord shall protect, indemnify and hold Tenant harmless from and against any Claims arising from (a) Landlord’s gross negligence or willful misconduct, or (b) claims arising due to any defects with the Landlord’s Work, or (c) any breach or default under this Lease by Landlord, except in any such case to the extent they are caused by the negligence or willful misconduct of Tenant or Tenant’s Representatives or Visitors.
10.2    Damage to Tenant and Tenant’s Property. The Landlord Parties shall not be liable to Tenant for any loss, injury or other damage to Tenant or to Tenant’s property in or about the Premises or the Project from any cause (including defects in the Project or in any equipment in the Building; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Building; or acts of other tenants in the Project, if any), unless caused by the gross negligence or willful misconduct of Landlord or its authorized representative or agents. Except as otherwise provided in this Section 10, Tenant hereby waives all claims against Landlord Parties for any such loss, injury or damage and the cost and expense of defending against claims relating thereto, including any loss, injury or damage caused by Landlord’s negligence (active or passive) or willful misconduct. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.
10.3    Damages. Tenant shall not be liable to Landlord for any special, indirect or consequential damages except for any damages recoverable pursuant to Section 5.2 and/or Section 19 and provided that Tenant hereby acknowledges and agrees that the foregoing shall not prevent Landlord from recovering any and all damages to which Landlord is entitled in Section 15 of this Lease following an Event of Default by Tenant hereunder.
10.4    Survival. The obligations of the parties under this Section 10 shall survive the expiration or termination of this Lease.
11.INSURANCE.
11.1    Tenant’s Insurance.
(a)    Liability Insurance. Tenant shall at all times following complete execution of this Lease maintain in full force, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Three Million Dollars ($3,000,000.00) each occurrence for bodily injury and property damage combined, Three Million Dollars ($3,000,000.00) annual general aggregate, and Two Million Dollars ($2,000,000.00) products and completed operations annual aggregate. Tenant’s liability insurance policy or policies shall: (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage coverage including completed operations, blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all named and additional insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant’s use or occupancy of the Premises or the Project; (v) extend coverage to cover liability for the actions of Tenant’s Representatives and Visitors; and (vi) either designate separate limits for the Project acceptable to Landlord, or provide that the entire insured limits are available for occurrences relating to the Project. Each policy of liability insurance required by this Section shall: (i) contain a separation of insureds clause or otherwise provide cross-liability coverage; (ii) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (iii) provide that it is primary insurance; (iv) name as additional insureds the Landlord Parties, the Property Manager identified in the Basic Lease Information (the “Property Manager”), all Mortgagees (as defined in Section 20.2 of this Lease) and such other parties in interest as Landlord may reasonably designate to Tenant in writing; and (v) provide that any failure to comply with the reporting provisions under the policies shall not affect coverage provided such additional insureds. Such additional insureds shall be provided at least the same extent of coverage as is provided to Tenant under such policies. All endorsements effecting such additional insured status shall be at least as broad as additional insured endorsement form number CG 20 11 01 96 promulgated by the Insurance Services Office.
Subject to Tenant’s compliance with the terms and conditions of this Lease, Landlord agrees that Tenant, to the extent allowed by applicable law, may serve alcohol in the Premises in connection with Tenant’s formal company social functions for employees.  Tenant’s policy of

Commercial General Liability Insurance must include host liquor liability coverage.  Such insurance must be written on an occurrence basis and have a minimum combined single limit of not less than $5,000,000.00.  If Tenant will retain the services of a caterer, party planner or other entity (collectively referred to as a “Caterer”) to provide or serve food or beverages, Tenant’s Caterer must maintain and provide Landlord with evidence of the following insurance at least 48 hours prior to the commencement of any such event: (a) Commercial general liability insurance including liquor liability, or Dram shop liability insurance, in the amount of at least $5,000,000.00 per occurrence; (b) Automobile liability insurance in the amount of at least $2,000.000.00 per occurrence.  The insurance described in subsections (a) and (b) shall name Landlord and the Landlord Parties any Mortgagee as additional insureds.  Without limitation, it is agreed that Tenant’s indemnity obligations of Landlord as described in this Lease shall include, without limitation, all claims, damages, losses and expenses, including attorney's fees, arising out of, or alleged to arise out of, or resulting from or in connection with the provision, consumption or availability of alcoholic beverages at the Project and/or in connection with any such event.

(b)    Property Insurance. Tenant shall at all times (including any construction or installation periods, whether or not included in the Term) maintain in effect with respect to any Alterations and Tenant’s Trade Fixtures and personal property, commercial property insurance providing coverage, on an “all risk” or “special form” basis, in an amount equal to at least 90% of the full replacement cost of the covered property. Tenant may carry such insurance under a blanket policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. The Landlord Parties shall be provided coverage under such insurance to the extent of their insurable interest and, if requested by Landlord, both Landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord will have no obligation to carry insurance on any Alterations or on Tenant’s Trade Fixtures or personal property.
(c)    Requirements For Tenant’s Policies. Each policy of insurance required under this Section 11.1 shall: (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) be maintained at Tenant’s sole cost and expense, and (iii) require at least ten (10) days’ written notice to Landlord prior to any cancellation of insurance coverage for failure to pay premiums (provided, however, that in the event that Tenant’s insurance carrier will not provide such notice to Landlord, then Tenant must provide such written notice to Landlord within the time frame set forth above). Tenant shall provide at least ten (10) days written notice prior to cancellation for any other reason, nonrenewal and/or any adverse change in Tenant’s insurance coverages as required by the terms and conditions of this Lease. Insurance companies issuing such policies shall have rating classifications of “A” or better and financial size category ratings of “VIII” or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be admitted carriers licensed to do business in the state where the Building is located. Any deductible amount of any such insurance shall not exceed $100,000.
(d)    Updating Coverage. Following the fifth (5th) anniversary of the Commencement Date, and not more frequently than once every three (3) years thereafter, Tenant shall increase the amounts of insurance as recommended by any Mortgagee or Landlord’s insurance broker, if, the amount of insurance then required under this Lease is materially less than the coverage then being required of other similar single tenant building occupants (to the extent Tenant is then the sole occupant of the Building) under similar leases of Comparable Buildings.
(e)    Certificates of Insurance. Prior to any entry into or occupancy of the Premises by Tenant, and within ten (10) days of expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Section is in force, and if a separate endorsement is issued, accompanied by the endorsement showing the required additional insureds satisfactory to Landlord in substance and form. Notwithstanding the requirements of this paragraph, if a claim has been filed or threatened to be filed against Landlord, then Tenant shall, at Landlord’s request, make available to Landlord and Landlord Parties at Tenant’s headquarters located in Milpitas, California a copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease or its Exhibits.
11.2    Landlord’s Insurance. During the Term, Landlord shall maintain in effect (i) insurance on the Building, on an “all risk” or “special form” basis, insuring the Building and the Tenant Improvements in an amount equal to the replacement cost thereof, excluding land, foundations, footings and underground installations (which may include property coverage for risks of earthquake and flood), (ii) commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Five Million Dollars ($5,000,000.00) each occurrence for bodily injury and property damage combined, Five Million Dollars ($5,000,000.00) annual general aggregate, and (iii) such increased amounts of insurance or additional types of insurance, provided that such coverage is generally consistent with that then being carried by institutional owners of Comparable Buildings. Landlord may satisfy the requirements for Landlord’s insurance set forth in this Lease with excess and/or umbrella coverage.
11.3    Mutual Waiver of Right of Recovery & Waiver of Subrogation. Landlord and Tenant each hereby waive any right of recovery against each other and their respective partners, managers, members, shareholders, officers, directors and authorized representatives for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises, the Building or the Project or any operation therein, regardless of cause, including negligence (active or passive) of the party benefiting from the waiver. If any such policy of insurance relating to this Lease or to the Premises, the Building or the Project does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.
11.4    Requirements For All Policies. Each policy of insurance required under this Section 11 shall be written by an insurer having a rating classifications of “A” or better and financial size category ratings of “VIII” or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be admitted carriers licensed to do business in the state where the Building is located. Each party shall provide to the other, upon request, evidence that the insurance required to be carried pursuant to this Section, including any endorsement effecting the additional insured status, is in full force and effect and that premiums therefor have been paid. Any limits set forth in this Lease on the amount or type of coverage required shall not limit the liability of any party under this Lease.

12.DAMAGE OR DESTRUCTION.
12.1    Landlord’s Duty to Repair.
(a)    If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project (including the Parking Areas) from fire or other casualty during the Term, then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 12.2 - Landlord’s Right to Terminate and 12.3 - Tenant’s Right to Terminate, Landlord shall, at its expense, repair and restore the Premises and/or the Building, as the case may be, to substantially their former condition to the extent permitted by then applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration beyond the extent of insurance proceeds (excluding deductibles except with respect to earthquake insurance coverages) received by Landlord for such repair or restoration, or for any of Tenant’s personal property, Trade Fixtures or Alterations. If Landlord elects to repair and restore the Project, Landlord shall deliver to Tenant Landlord’s reasonable estimate (“Landlord’s Completion Estimate“) of the time required to substantially complete repair of such damage within sixty (60) days of such damage.
(b)    If Landlord is required or elects to repair damage to the Project, this Lease shall continue in effect, but Tenant’s Base Rent and Additional Rent shall be abated in proportion to the degree the same renders the Premises unusable (and unused) by reason of such damage or its repair from the date of the casualty until substantial completion of Landlord’s repair of the affected portion of the Project as required under this Lease. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant’s business or property arising from fire or other casualty or by reason of any repairs to any part of the Building necessitated by such casualty.
12.2    Landlord’s Right to Terminate. Landlord may elect to terminate this Lease following damage by fire or other casualty under the following circumstances:
(a)    If, in the reasonable judgment of Landlord, the Project cannot be substantially repaired and restored under applicable Laws within one (1) year from the date of the casualty;
(b)    If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord’s insurance policies, including the deductible portions of such policies (and/or from Landlord’s funds made available for such purpose, at Landlord’s sole option), to make the required repairs;
(c)    If, in the reasonable judgment of Landlord, the following amounts are insufficient to make the required repairs: (i) proceeds from applicable insurance policies, plus any deductibles (except earthquake insurance coverages) or self-insured retentions, if any, and (ii) any funds otherwise made available for such purpose by Landlord or Tenant (at each party’s sole option), provided, however, this Section 12.2(b) shall only be applicable if Landlord’s out-of-pocket costs are in excess of Two Hundred Thousand Dollars ($200,000.00) (provided, however, that, in the event Landlord makes such determination as a result of a Mortgagee requiring that any insurance proceeds be applied to such Mortgagee’s indebtedness, Landlord shall only have a right to terminate the Lease in accordance with the foregoing if Landlord is unable, after making good faith reasonable efforts, to timely secure reasonable financing under commercially reasonable terms and conditions (including the rate) for the subject market and area to pay for the subject repairs and restoration)
(d)    If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed thirty-three percent (33%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or
(e)    If the fire or other casualty occurs during the last year of the Term or if upon completion of repair and restoration there would be less than three hundred sixty five (365) days remaining in the Term.
If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall give Tenant notice within ninety (90) days after the date of the casualty, specifying whether Landlord elects to terminate this Lease as provided above and, if not, Landlord’s estimate of the time required to complete Landlord’s repair obligations under this Lease.
If only the Premises and no other part of the Project is damaged by a casualty event and sufficient insurance proceeds to fully cover the repair and restoration are not received by Landlord (excepting any applicable deductibles), and, Landlord has a right to terminate this Lease pursuant to the terms and conditions of this Lease and solely due to the failure to receive such receipt of insufficient proceeds Landlord elects to terminate this Lease and so notifies Tenant, Tenant may elect to pay the cost of repair and restoration (less available insurance proceeds and deductible, which shall be paid for in accordance with the terms and conditions of this Lease) (the “Tenant Contribution”) by delivering written notice of such election, together with payment of such Tenant Contribution, to Landlord within ten (10) days after delivery of Landlord’s notice of election to terminate this Lease solely due to Landlord’s receipt of insufficient insurance proceeds to complete the repair and restoration work. In the event Tenant fails to timely tender notice to Landlord and/or deliver the Tenant Contribution to Landlord, Tenant shall be deemed to waive its right to elect to pay the same and Landlord’s termination of the Lease shall remain in full force and effect. Upon receipt of such notice and Landlord’s receipt of payment by Tenant of the Tenant Contribution in accordance with the terms of this Lease, the Landlord termination shall be deemed rescinded and, following Tenant’s delivery to Landlord of the Tenant Contribution, Landlord shall promptly proceed with the repair and restoration of the Premises and Landlord shall have no further ability to terminate the Lease due to Landlord’s receipt of insufficient insurance proceeds. If Landlord elects to terminate this Lease under this Section 12.2 and Tenant does not elect to pay the Tenant Contribution, this Lease shall terminate as of the date set forth in Landlord’s notice of election to terminate this Lease.
12.3    Tenant’s Right to Terminate. If all or a substantial part of the Premises are rendered untenantable or objectively inaccessible by damage to all or any part of the Project from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if Landlord’s estimate of the time required to complete Landlord’s repair obligations under this Lease is greater than one (1) year, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord’s notice to Tenant pursuant to Section 12.2 - Landlord’s Right to Terminate. In addition, if Landlord does not substantially complete the repair and restoration of the Project within sixty (60) days after the expiration of the estimated period of time set forth in Landlord’s

Completion Estimate, which period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease by written notice to Landlord within thirty (30) days after the expiration of such period, as the same may be extended. For purposes of this Lease, the term “Reconstruction Delays“ shall mean: (i) any delays caused by the insurance adjustment process; (ii) any delays caused by Tenant; and (iii) any delays caused by fire, act of God, governmental act or failure to act, terrorist act, labor dispute, unavailability of labor or materials or any other cause outside the reasonable control of Landlord. In addition, Tenant may elect to terminate this Lease if the fire or other casualty occurs during the last year of the Term and upon completion of repair and restoration there would be less than one half (1/2) of the Term remaining as of the date of the casualty.
12.4    Waiver. Landlord and Tenant each hereby waive the provisions of California Civil Code Sections 1932(2), 1933(4) and any other applicable existing or future Law permitting the termination of a lease agreement in the event of damage or destruction under any circumstances other than as provided in Sections 12.2 - Landlord’s Right to Terminate and 12.3 - Tenant’s Right to Terminate.
13.CONDEMNATION.
13.1    Definitions.
(a)    “Award“ shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.
(b)    “Condemnation“ shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power (“Condemnor“), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.
(c)    “Date of Condemnation“ shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.
13.2    Effect on Lease.
(a)    If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation will render the Premises unsuitable for Tenant’s continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.
(b)    If fifteen percent (15%) or more of the Project or of the parcel(s) of land on which the Building is situated or of the Parking Facility (unless Landlord can provide reasonable alternative parking reasonably proximate to the Project, and/or by valet or shuttle service) or of the floor area in the Building is taken by Condemnation, or if as a result of any Condemnation the

Building is no longer reasonably suitable for use as an office building as reasonably and mutually determined by Landlord and Tenant, whether or not any portion of the Premises is taken, Landlord or Tenant may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to the other party within thirty (30) days after the Date of Condemnation. Notwithstanding the foregoing, if such termination right arises solely due to a taking of a portion of the Premises, Tenant may elect to waive its right to terminate this Lease so long as Tenant no later than ten (10) days following the date Landlord tenders Landlord’s termination notice to Tenant assumes in writing all obligations with respect to any restoration required to reasonably restore the Premises following such taking (and thereafter timely performs such obligation to completion). In addition to the foregoing, Tenant shall not be entitled to terminate this Lease if the affected portion of the Project is only the Parking Facility and Landlord is able to provide reasonable alternative parking, which may include valet and shuttle services.
(c)    If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.
13.3    Restoration. If this Lease is not terminated as provided in Section 13.2 - Effect on Lease, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord’s obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 20.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant’s personal property, Trade Fixtures, or Alterations.
13.4    Abatement and Reduction of Rent. If any portion of the Premises is taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant’s use of the Premises.
13.5    Awards. Any Award made shall be paid to Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant’s business or as compensation for Tenant’s personal property, Trade Fixtures or Alterations, provided that in no event will any Award to Tenant reduce any Award to which Landlord would otherwise be entitled.

13.6    Waiver. Landlord and Tenant each hereby waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future Law allowing either party to petition for a termination of this Lease upon a partial taking of the Premises and/or the Project.
14.ASSIGNMENT AND SUBLETTING.
14.1    Landlord’s Consent Required. Tenant shall not assign this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant’s interest under this Lease (each and all a “Transfer“), without the prior written consent of Landlord, which consent (subject to the other provisions of this Section 14) shall not be unreasonably withheld. If Tenant is a business entity, any direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction), including a merger or consolidation, shall be deemed a Transfer. Notwithstanding the foregoing, if Tenant is a corporation, so long as Tenant is publicly traded on a major over-the-counter stock exchange, the ordinary transfer of shares over the counter shall be deemed not to be a transfer for purposes of this Section 14. Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or all or any part of Tenant’s interest under this Lease. Any assignee, subtenant, user or other transferee under any proposed Transfer is herein called a “Proposed Transferee“. Any assignee, subtenant, user or other transferee is herein called a “Transferee“.
14.2    Reasonable Consent.
(a)    At least fifteen (15) days prior to any proposed Transfer, Tenant shall submit in writing to Landlord (i) the name and legal composition of the Proposed Transferee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, and income and cash flow statements for the last two years and such other reasonable financial and other information concerning the Proposed Transferee as Landlord may reasonably request; and (iv) a copy of the proposed assignment, sublease or other agreement governing the proposed Transfer in final form. Within ten (10) business days after Landlord receives all such information it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under Section 14.7 - Landlord’s Right to Space. If Landlord fails to timely deliver to Tenant notice of Landlord’s consent, or the withholding of consent, Tenant may send a second (2nd) notice to Landlord, which notice must contain the following inscription, in bold faced lettering: “SECOND NOTICE DELIVERED PURSUANT TO SECTION 14.2 OF THE LEASE - - FAILURE TO TIMELY RESPOND WITHIN FIVE (5) DAYS SHALL RESULT IN DEEMED APPROVAL OF ASSIGNMENT OR SUBLEASE.” If Landlord fails to deliver notice of Landlord’s consent to, or the withholding of Landlord’s consent within such five (5) day period, then Landlord shall be deemed to have approved the Transfer in question if the subject Transfer does not result in more than twenty-five percent (25%) of the Premises then being sublet. If Landlord at any time timely delivers notice to Tenant or Landlord’s withholding of consent to a proposed assignment or sublease, Landlord shall specify in reasonable detail in such notice, the basis for such withholding of consent.

(b)    Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold consent where (i) the Proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Proposed Transferee’s creditworthiness in light of the obligations under such Transfer or the character of the business to be conducted by the Proposed Transferee at the Premises, (iii) the Proposed Transferee is a governmental agency or unit or, the proposed use of the proposed Transferee would violate any Encumbrance, (iv) the proposed agreement governing the Transfer purports to expand the Tenant’s rights under the Lease, or modify or constrain any of Landlord’s rights under the Lease, or (v) Landlord otherwise reasonably determines that the proposed Transfer would have the effect of decreasing the value of the Project.
14.3    Excess Consideration. If Landlord consents to a Transfer, Tenant shall pay to Landlord, as Additional Rent, within thirty (30) days after receipt by Tenant, fifty percent (50%) of all “Transfer Consideration“, which shall mean any consideration paid or payable by the Transferee for the Transfer. In the case of a sublease, Transfer Consideration means the excess of any “key money” or other non-rent consideration payable in consideration for the sublease, plus the rent payable by the subtenant over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space, after first deducting the direct, out-of-pocket expenses and costs incurred by Tenant in connection with any Alterations, attorneys’ fees and brokerage commission costs paid by Tenant to procure the subtenant. In the case of an assignment, Transfer Consideration means any consideration paid for the assignment (whether or not expressly allocated or otherwise provided for in such transaction), after first deducting the direct, out-of-pocket expenses and costs incurred by Tenant in connection with the assignment for any Alterations, attorneys’ fees and brokerage commission costs paid by Tenant to procure the assignee.
14.4    No Release Of Tenant. No consent by Landlord to any Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee that is an assignee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each such Transferee) for the payment of rent and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any such Transferee from the obligation to obtain Landlord’s express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.
14.5    Expenses and Attorneys’ Fees. Tenant shall pay to Landlord on demand all costs and expenses (including reasonable attorneys’ fees) incurred by Landlord in connection with reviewing or consenting to any proposed Transfer (including any request for consent to, or any waiver of Landlord’s rights in connection with, any security interest in any of Tenant’s property at the Premises). Notwithstanding the foregoing, provided that neither the Tenant nor the Proposed Transferee requests any material changes to this Lease or Landlord’s standard form of consent in connection with the proposed Transfer, the attorney’s fees payable by Tenant pursuant to this Section 14.5 shall not exceed $2,500.00 for such proposed Transfer.

14.6    Effectiveness of Transfer. Prior to the date on which any Transfer (whether or not requiring Landlord’s consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and, if Landlord’s consent is required, Landlord’s standard commercially reasonable form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.
14.7    Landlord’s Right to Space. Notwithstanding any of the above provisions of this Section to the contrary, if Tenant notifies Landlord that it desires to enter into an assignment of this Lease other than a Permitted Transfer or a sublease of ninety percent (90%) or more of the Premises for ninety percent (90%) or more of the then remaining Term, then Landlord, in lieu of consenting to such Transfer, may elect to terminate this Lease. In such event, this Lease will terminate on the date that the Transfer was proposed to be effective, if such date is specified in Tenant’s notice to Landlord regarding the proposed Transfer (and if no date is so specified, on the sixtieth (60th) day following the date Landlord tenders its notice to Tenant), and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant. If Landlord notifies Tenant of its election to terminate this Lease, then Tenant may revoke its request for consent within five (5) days thereafter, in which event this Lease shall continue in full force and effect.
14.8    Assignment of Sublease Rents. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord or a receiver for Tenant appointed on Landlord’s application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant’s obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times other than during an Event of Default by Tenant a license to collect such rents (which license shall automatically and without notice be and be deemed to have been suspended immediately during any period in which an Event of Default is occurring).
14.9    Permitted Transfers. Notwithstanding any provision contained in the Section 14 to the contrary, Tenant shall have the right, without the consent of Landlord, upon ten (10) days prior written notice to Landlord (provided that, if prohibited by confidentiality in connection with a proposed purchase, merger, consolidation or reorganization, then Tenant shall give Landlord written notice within ten (10) days after the effective date of the proposed purchase, merger, consolidation or reorganization), to Transfer this Lease to any of the following entities (each a “Permitted Transferee”, a Transfer to a Permitted Transferee being a “Permitted Transfer” ), so long as the Permitted Transferee has a tangible net worth sufficient to fulfill the obligations of the original Tenant under this Lease being assumed by the Permitted Transferee (as reasonably determined by Landlord using its good faith prudent business judgment) but in any event a tangible net worth no less than Fifty Million Dollars ($50,000,000.00 and so long as such Transfer is not objectionable to Landlord under any of Subsections 14.2(b)(iii), (v), or (vi) of this Lease: (i)  a successor corporation related to Tenant by merger, consolidation, or non-bankruptcy reorganization, (ii) a purchaser of at least ninety percent (90%) of Tenant’s assets as an ongoing concern, or (iii) an “Affiliate” of Tenant. The provisions of Sections 14.3 and 14.7 shall not apply with respect to a Permitted Transfer, but any Permitted Transfer pursuant to the provisions of this Section 14.9 shall be subject to all of the other provisions of this Lease. Tenant shall remain liable under this Lease after any such transfer. For the purposes of this Section 14, the term “Affiliate” of Tenant shall mean and refer to any entity controlling, controlled by or under common control with Tenant or Tenant’s parent or subsidiary, as the case may be. “Control” as used herein shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such controlled entity; and the ownership, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty percent (50%) of the voting interest in any entity. Notwithstanding Tenant’s right to make a Permitted Transfer pursuant to the provisions of this Section 14.9, Tenant may not, through use of its rights under this Section 14 in two or more transactions (whether separate transactions or steps or phases of a single transaction), at one time or over time, whether by first assigning this Lease to a subsidiary and then merging the subsidiary into another entity or selling the stock of the subsidiary or by other means, assign or sublease the Premises, or transfer control of Tenant, to any person or entity which is not a subsidiary, affiliate or controlling corporation of the original Tenant, as then constituted, existing prior to the commencement of such transactions, to circumvent the provisions of this Section 14. No assignment or other Transfer shall be entered into in a manner designed to or resulting in the avoidance or circumvention of the terms of this Section 14.
15.DEFAULT AND REMEDIES.
15.1    Events of Default. The occurrence of any of the following shall constitute an “Event of Default“ by Tenant:
(a)    Tenant fails to make any payment of Rent when due, or any amount required to replenish the Security Deposit as provided in Section 4 above, if payment in full is not received by Landlord within five (5) days after written notice that it is past due. If Landlord accepts any past due Rent, such acceptance shall not be a waiver of any other prior breach by Tenant under this Lease, other than the failure of Tenant to pay the particular past due Rent which Landlord has accepted.
(b)    Tenant abandons the Premises and fails to pay Rent hereunder.
(c)    Tenant fails timely to deliver any subordination document, estoppel certificate or financial statement requested by Landlord within the applicable time period specified in Sections 20 - Encumbrances and Financial Statements – below, in each case if such failure continues for more than five (5) business days after Tenant’s receipt of written notice of such failure.
(d)    Tenant violates the restrictions on Transfer set forth in Section 14 - Assignment and Subletting, if such failure continues for more than five (5) business days after Tenant’s receipt of written notice of such violation.
(e)    Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors’ rights; all or substantially all of Tenant’s assets are subject to judicial seizure or attachment and are not released within ninety (90) days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant’s assets.
(f)    Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors’ rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant’s consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant’s assets, to have such appointment vacated.
(g)    Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within thirty (30) days after notice to Tenant or, if such failure cannot be cured within such thirty (30)-day period, Tenant fails within such thirty (30)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within two hundred seventy (270) days of such notice.
15.2    Remedies. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:
(a)    Landlord may terminate Tenant’s right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant’s account, storage of Tenant’s personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant’s surrender of the Premises or constitute a termination of this Lease or of Tenant’s right to possession of the Premises. Upon such termination in writing of Tenant’s right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including Additional Rent as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).
(b)    Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).
(c)    Landlord may cure the Event of Default at Tenant’s expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse

Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.
(d)    Landlord may remove all of Tenant’s property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant’s property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant’s outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.
16.LATE CHARGE AND INTEREST.
16.1    Late Charge. If any payment of Rent is not received by Landlord when due, Tenant shall pay to Landlord on demand as a late charge (“Late Charge“) an additional amount equal to four percent (4%) of the overdue payment. Notwithstanding the foregoing, in any consecutive twelve (12) month period, Tenant shall not be obligated to pay a Late Charge on the first payment of Rent which Landlord does not receive when due, unless Tenant does not pay such Rent within five (5) days after written notice from Landlord (the “Past Due Notice“), that such payment of Rent is past due. If Landlord has given a Past Due Notice, then commencing with the next past due payment in any twelve (12) month period following the date of the Past Due Notice, and continuing with each past due payment thereafter in such twelve (12) month period, Tenant shall pay the Late Charge to Landlord on demand without Landlord being obligated to send any Past Due Notice. Each late payment of Rent shall begin a new twelve (12) month period during which Tenant shall not be entitled to notice for any subsequent payment of past due Rent. A Late Charge shall not be imposed more than once on any particular installment not paid when due, but imposition of a Late Charge on any payment not made when due does not eliminate or supersede late charges imposed on other (prior) payments not made when due or preclude imposition of a late charge on other installments or payments not made when due.
16.2    Interest. In addition to the late charges referred to above, which are intended to defray Landlord’s costs resulting from late payments, any payment from Tenant to Landlord not paid when due shall at Landlord’s option bear interest from the date due until paid to Landlord by Tenant at the rate of ten percent (10%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the “Interest Rate“). Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant’s default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.
17.WAIVER. No provisions of this Lease shall be deemed waived by either party unless such waiver is in a writing signed by such party. The waiver by either party of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of either party upon any default by the other party shall impair such right or remedy or be construed as a waiver. Landlord’s acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant’s recurrent failure to timely pay rent) other than Tenant’s nonpayment of the accepted sums, and no endorsement or statement on any check or payment or in any letter or document accompanying any check or payment shall be deemed an accord and satisfaction. Either party’s consent to or approval of any act by the other party requiring its consent or approval shall not be deemed to waive or render unnecessary such party’s consent to or approval of any subsequent act by the other party.
18.ENTRY, INSPECTION AND CLOSURE. Landlord and its authorized representatives may enter the Premises at all reasonable times to following no less than forty-eight (48) hours’ prior notice (except in the case of an emergency, for which no notice shall be required), and subject to Tenant’s reasonable security requirements, which may include the accompaniment by Tenant security personnel (provided Tenant shall make such security personnel available at the time of such entry by Landlord): (a) determine whether the Premises are in good condition, (b) determine whether Tenant is complying with its obligations under this Lease, (c) perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, (d) install or repair improvements for other tenants (if any) where access to the Premises is required for such installation or repair, (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease, (f) show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or tenants, or (g) do any other act or thing necessary for the safety or preservation of the Premises or the Building in the event of an emergency. Landlord shall not show the Premises to prospective tenants except during the last nine (9) months of the Term. Landlord shall use commercially reasonable efforts to conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring more than de minimis expense to Landlord or result in material delay in performing the work at issue. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord’s entry on the Premises in accordance with this Section. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant’s obligations under this Lease. Notwithstanding the foregoing, Tenant, at its own expense, may designate a reasonable portion of the Premises as a “Secured Area” and provide its own locks to such area ("Secured Area").  Tenant need not furnish Landlord with a key, but upon the Expiration Date or earlier expiration or termination of Tenant’s right to possession, Tenant shall surrender all such keys to Landlord.  If Landlord must gain access to a Secured Area in a non-emergency situation (i.e., to perform Landlord’s maintenance and repair obligations within the Premises), Landlord shall contact Tenant in writing or orally, and Landlord and Tenant shall arrange a mutually agreed upon time for Landlord to have such access, no less than 24 hours thereafter.   Landlord shall comply with all reasonable security measures pertaining to the Secured Area.  If Landlord determines in its reasonable and good faith discretion that an emergency in the Building or the Premises, including, without limitation, a suspected fire or flood, that would result in imminent injury to persons or property and the same requires Landlord to gain access to the Secured Area, Tenant hereby authorizes Landlord to forcibly enter the Secured Area.  In such event, Landlord shall have no liability whatsoever to Tenant, and Tenant shall pay all reasonable expenses incurred by Landlord in repairing or reconstructing any entrance, corridor, door or other portions of the Premises damaged as a result of a forcible entry by Landlord.

19.SURRENDER AND HOLDING OVER.
19.1    Surrender. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall, at Landlord’s request, remove all telephone and other cabling installed in the Building by Tenant and remove from the Premises all Tenant’s personal property and any Trade Fixtures and all Alterations (other than standard office improvements) that Landlord has elected to require Tenant to remove as provided in Section 6.1 - Tenant Improvements & Alterations, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in Landlord’s notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord’s removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant’s possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant’s obligations under this Section shall survive the expiration or termination of this Lease.
19.2    Holding Over. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant’s continued possession shall be on the basis of a tenancy at the sufferance of Landlord. No act or omission by Landlord, other than its specific written consent, shall constitute permission for Tenant to continue in possession of the Premises, and if such consent is given or declared to have been given by a court judgment, Landlord may terminate Tenant’s holdover tenancy at any time upon seven (7) days written notice. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent shall be one hundred fifty percent (150%) of the Base Rent payable in the last full month prior to the termination hereof on a per diem basis for each day Tenant remains in possession for the first sixty (60) days of any such holdover period. Commencing on the sixty-first (61st) day, such rate shall be increased to two hundred percent (200%) of the Base Rent payable in the last full month prior to the termination hereof. Acceptance by Landlord of rent after such termination shall not constitute a renewal or extension of this Lease; and nothing contained in this provision shall be deemed to waive Landlord’s right of re‑entry or any other right hereunder or at law. In addition to the payment of the amounts provided above, if Tenant fails to vacate the Premises within fifteen (15) days after Landlord notifies Tenant that Landlord has entered into a lease for the Premises or has received a bona fide offer to lease the Premises, and that Landlord will be unable to deliver possession, or perform improvements, due to Tenant’s holdover, then Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages (including a prospective tenant rescinding or refusing to enter into a prospective lease due to Landlord’s failure to timely deliver), that Landlord suffers from the holdover.

20.ENCUMBRANCES.
20.1    Subordination. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Project or any interest of Landlord therein which is now existing or hereafter executed or recorded (“Encumbrance“); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees in writing that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) business days after written request therefor by Landlord and in a form reasonably requested by Landlord, and the holder of any Encumbrance, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance, which documents may include customary commercially reasonable terms, such as the agreement of Tenant to provide such holder notice and opportunity to cure any Landlord default under the Lease (including the opportunity to take possession of the Building as provided in the Encumbrance). If the interest of Landlord in the Building is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance (including, without limitation, any judicial foreclosure or foreclosure by a power of sale in a deed of trust), Tenant shall, at the request of the new owner, immediately attorn to, and become the tenant of, the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease and, at such new owner’s request, shall execute a new lease confirming the lease terms of this Lease. In furtherance of the foregoing, any such successor to the Landlord shall not be liable for any offsets, defenses, claims, counterclaims, liabilities or obligations of the “landlord” under the Lease accruing prior to the date that such new owner exercises its rights pursuant to the preceding sentence; provided, however, the foregoing shall in no event be interpreted to waive any offsets, defenses, claims, counterclaims, liabilities or obligations which Tenant may have to the extent the same arise in connection with circumstances arising or continuing after the date such new owner exercises its rights pursuant to the preceding sentence. Landlord, at its sole cost and expense, shall use commercially reasonable, good faith efforts to obtain from the current holder of any Encumbrance within thirty (30) days after complete execution of this Lease, a Subordination, Non-Disturbance and Attornment Agreement (“SNDA“) in the form attached hereto as Exhibit J, evidencing the subordination of this Lease to the Encumbrance, the agreement of the holder of any such Encumbrance to not disturb Tenant upon termination of such Encumbrance so long as Tenant is not in default under the Lease, and the agreement of Tenant to attorn to the holder of such Encumbrance. Within ten (10) business days after receipt of the SNDA Tenant shall execute and deliver the SNDA to Landlord. Landlord’s failure to obtain the SNDA for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder.
20.2    Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Project (“Mortgagee“), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.
20.3    Waiver of Landlord’s Lien. Landlord hereby waives any lien Landlord may have on any of Tenant’s equipment, trade fixtures, furniture and other personal property located at the Premises. In connection with such waiver, Landlord agrees to enter into any such bona fide lien holders’ commercially reasonable form to acknowledge such waiver. Tenant shall be responsible for reimbursing Landlord for all reasonable attorneys’ fees incurred by Landlord in connection with such agreement. Such amounts shall be due and payable within thirty (30) days of Landlord’s written demand therefor.
21.ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.
21.1    Estoppel Certificates. Within ten (10) business days after written request therefor, Tenant shall execute and deliver to Landlord, in a commercially reasonable form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing this Lease and any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other factual information regarding the Lease that Landlord may reasonably request, including the commencement and expiration dates of the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether to the best of Tenant’s knowledge either party hereto is in default under the terms of the Lease, whether Landlord has completed its construction obligations hereunder (if any), and whether Tenant has accepted the Premises.  Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Building shall be entitled to rely upon any such certificate.  If Tenant fails to deliver such certificate within five (5) Business Days after Landlord's second written request therefor, Tenant shall be in default of the Lease and Tenant shall pay to Landlord, in addition to all other amounts required from Tenant pursuant to this Lease, Five Thousand Dollars ($5,000.00) for each calendar day that Tenant fails to deliver the required estoppel certificate beginning with the first calendar day immediately following the five (5) Business Days after Landlord's second written request; provided, however, that if Tenant fails to deliver the required estoppel certificate within ten (10) Business Days after Landlord's second written request, the amount that Tenant shall be required to pay to Landlord for such failure, beginning on the first calendar day immediately following the foregoing ten (10) Business Day period, shall increase at the rate of Five Hundred Dollars ($500.00) per calendar day so that for example, the amount due for such first calendar day shall be Five Thousand Dollars ($5,000.00), the amount due for the second calendar day immediately following the foregoing ten (10) Business Day period shall be Five Thousand Five Hundred Dollars ($5,500.00), etc. until the required estoppel certificate is delivered to Landlord.
Within ten (10) business days after written request therefor, Landlord shall execute and deliver to Tenant, in a commercially reasonable form provided by or reasonably satisfactory to Tenant, a certificate, stating that this Lease is in full force and effect, describing this Lease and any amendments or modifications hereto and stating the commencement and expiration dates of the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether to the best of Landlord’s knowledge either party hereto is in default under the terms of the Lease, whether Landlord has completed its construction obligations hereunder (if any), and whether Tenant has accepted the Premises. Any person or entity purchasing, acquiring an interest in or extending financing with respect to Tenant or Tenant’s interest in the Premises shall be entitled to rely upon any such certificate.

21.2    Financial Statements. Within ten (10) business days after written request therefor, but not more than once a year, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet, a statement of profit and loss, and a statement of cash flows) of Tenant (and of each guarantor of Tenant’s obligations under this Lease) for the most recent completed year, prepared in accordance with generally accepted accounting principles (and, if such is Tenant’s normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee. Notwithstanding the foregoing, so long as Tenant is a publicly traded company on an “over-the-counter” market or any recognized national or international securities exchange, the foregoing shall not apply so long as Tenant’s current public annual report (in compliance with applicable securities laws) for such applicable year is available to Landlord in the public domain.
22.NOTICES. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party’s address for notices set forth in the Basic Lease Information. Any notice required pursuant to any Laws may be incorporated into, given concurrently with or given separately from any notice required under this Lease. Notices shall be deemed to have been given and be effective on the earlier of (a)  receipt (or refusal of delivery or receipt); or (b) one (1) day after acceptance by the independent service for delivery, if sent by independent messenger or courier service, or three (3) days after mailing if sent by mail in accordance with this Section. Either party may change its address for notices hereunder, effective fifteen (15) days after notice to the other party complying with this Section. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.
23.ATTORNEYS’ FEES. In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys’ fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment (collectively, “Fees“). The “prevailing party” shall be determined based upon an assessment of which party’s major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party’s major arguments or positions on major disputed issues. Any Fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment. The Fees shall be deemed an “actual pecuniary loss” within the meaning of Bankruptcy Code Section 365(b)(1)(B), and notwithstanding the foregoing, all Fees incurred by either party in any bankruptcy case filed by or against the other party, from and after the order for relief until this Lease is rejected or assumed in such bankruptcy case, will be “obligations of the debtor” as that phrase is used in Bankruptcy Code Section 365(d)(3).
24.QUIET POSSESSION. Subject to Tenant’s full and timely performance of all of Tenant’s obligations under this Lease and subject to the terms of this Lease, including Section 20 - Encumbrances, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully claiming by, through or under Landlord.
25.SECURITY MEASURES. Tenant shall be solely responsible to implement any security measures desired for the Project. Tenant hereby waives all claims and releases Landlord from any liability for any failure in Tenant’s security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant’s use or enjoyment of the Premises.
26.FORCE MAJEURE. If either Landlord or Tenant is delayed, interrupted or prevented from performing any of its obligations under this Lease (other than, monetary obligations including the payment of Base Rent, Additional Rent, Security Deposit, if any, or any other charge payable by Tenant to Landlord under this Lease), including any non monetary obligations under the Construction Rider and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, terrorist act, labor dispute, unavailability of labor or materials or any other cause outside the reasonable control of Landlord or Tenant, then the time for performance of the affected obligations of Landlord or Tenant, as the case may be, shall be extended for a period equivalent to the period of such delay, interruption or prevention. The inability to pay money shall in no event constitute force majeure.
27.RULES AND REGULATIONS. Tenant shall be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as Exhibit C to the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for the Building, upon notice to Tenant thereof (collectively, the “Project Rules “).
28.LANDLORD’S LIABILITY. The term “Landlord,” as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord’s obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord’s interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord’s partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord’s obligations or actions under this Lease.
29.CONSENTS AND APPROVALS.
29.1    Determination in Good Faith. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord shall act reasonably and exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination, unless the specific provision contained in this Lease providing for such consent, approval, judgment or determination specifies that Landlord’s consent or approval may be granted in Landlord’s sole or absolute discretion, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure. Notwithstanding the foregoing, but subject to the limitations expressly set forth in the Lease, if it is determined by a court of competent jurisdiction that Landlord acted in bad faith and failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to both injunctive relief and actual monetary damages.
29.2    No Liability Imposed on Landlord. The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord’s interest in the Project, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.
30.WAIVER OF RIGHT TO JURY TRIAL. To the extent permitted by applicable Laws, Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Premises, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.
31.BROKERS. Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Lease Information (the “Broker“) in accordance with Landlord’s separate written agreement with the Broker, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant’s behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney’s fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant’s Representatives.
32.[INTENTIONALLY OMITTED]
33.OFAC. Landlord and Tenant each hereby represents and warrants to the other that it is not (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC“); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If

the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.
34.ENTIRE AGREEMENT. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. Neither Landlord nor Landlord’s agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.
35.MISCELLANEOUS. This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14 - Assignment and Subletting and Section 28 - Landlord’s Liability, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term “including” is used in this Lease, it shall be interpreted as meaning “including, but not limited to” the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease. This Lease may be executed and delivered by facsimile in one or more counterparts, each of which shall constitute one and the same Lease. If this Lease is signed and delivered in such manner, Landlord and Tenant shall promptly deliver an original signed version to the other. Any digital image copy of this Lease (to the extent fully executed and delivered) shall be treated by the parties as a true and correct original of the same and admissible as best evidence to the extent permitted by a court of proper jurisdiction.
36.AUTHORITY. Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations. Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlord’s obligations hereunder and that all persons signing this Lease on its behalf are authorized to do so.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT: FIREEYE, INC., a Delaware corporation By: /s/ Alexa King Name: Alexa King Title: EVP & General Counsel By: /s/ Frank Verdecanna Name: Frank Verdecanna Title: SVP, Finance
LANDLORD:

601 MCCARTHY OWNER, LLC,
a Delaware limited liability company
By: 601 McCarthy Holdings, LLC, a Delaware limited liability company, sole member
By: ECI Four McCarthy LLC, a Delaware limited liability company, administrative member
By: Embarcadero Capital Investors Four LP, a Delaware limited partnership, sole member
By: ECI Four LLC, a Delaware limited liability company, general partner

By /s/ Eric Yopes
      Eric Yopes, manager

(For corporate entities, signature by TWO corporate officers is required: one by (x) the chairman of the board, the president, or any vice president; and the other by (y) the secretary, any assistant secretary, the chief financial officer, or any assistant treasurer.)

EXHIBIT A

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

THE PREMISES

Exhibit A, Page 1

EXHIBIT A-1

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

SITE PLAN OF PROJECT

Exhibit A-1, Page 1

EXHIBIT B

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

CONSTRUCTION RIDER

1.    Tenant Improvements. Tenant has inspected the Premises, found the Premises to be suitable for Tenant’s intended purposes, and agrees to take the Premises in its existing “AS IS” condition, except as otherwise expressly provided in in the Lease. Upon the Delivery Date, Tenant shall, with reasonable diligence through the Contractor (defined below) selected by Tenant and reasonably approved by Landlord pursuant to the provisions of this Section 1, construct and install the improvements and fixtures provided for in this Exhibit B (“Tenant Improvements”). At least five (5) business days prior to the date Tenant enters into any contract for construction of Tenant Improvements, Tenant shall submit to Landlord for Landlord’s prior approval, the name of the general contractor, and those subcontractors whose work affects the Building structure, the Building Systems, or the roof of the Building, and such additional information on such contractors as Landlord may reasonably request. Landlord shall have the reasonable right to review and approve or disapprove each contractor and subcontractor submitted by Tenant for Landlord’s approval based upon such contractor’s or subcontractor’s qualifications, including (a) quality of work, (b) creditworthiness, (c) experience in general construction of Tenant Improvements, and in constructing improvements similar to the Tenant Improvements, and (d) references. Landlord shall have the right to designate any subcontractor whose work affects the structure of the Building, the roof, any life safety systems, and the Building Systems. If Landlord fails to respond to any request for approval to an contractor or the Architect (as defined below) within the five (5) business days following Landlord’s receipt of such request, Tenant shall have the right to provide Landlord with a second request for approval, which second request must state the following in bold and capped font: “THIS IS TENANT’S SECOND REQUEST. LANDLORD FAILED TO RESPOND TO TENANT’S FIRST REQUEST FOR APPROVAL FOR TENANT’S PROPOSED CONTRACTOR/ARCHITECT IN ACCORDANCE WITH THE TERMS OF EXHIBIT “B” TO THE LEASE. IF LANDLORD FAILS TO RESPOND TO THIS REQUEST WITHIN FIVE (5) BUSINESS DAYS, LANDLORD SHALL BE DEEMED TO HAVE APPROVED TENANT’S PROPOSED CONTRACTOR/ARCHITECT.” If Tenant’s second request complies with the terms of this Section and Landlord’s failure to respond continues for five (5) business days after its receipt of the second request for approval, Landlord shall be deemed to have approved Tenant’s proposed contractor (provided that such contractors regularly performs similar work in Comparable Buildings and is qualified, appropriately insured, bondable and licensed in the state of California) or the Architect (provided that the Architect is licensed in the state of California and regularly performs similar work in comparable buildings), as

Exhibit B, Page 1

applicable. The contractor selected by Tenant, as approved by Landlord, is herein called the “Contractor“. The Contractor shall carry insurance in accordance with the requirements set forth in Schedule 1 attached hereto. The Contractor shall deliver Contractor’s insurance certificates to Landlord at least ten (10) days prior to commencing construction of the Tenant Improvements.

1.1.    Plans. The Tenant Improvements shall be constructed substantially as shown on a conceptual space plan (“Space Plan“) for the Premises to be prepared by an architect (“Architect“) who is to be retained by Tenant as the space planner for the Premises. Tenant shall deliver the Space Plan to Landlord for Landlord’s review and approval. Landlord shall approve or disapprove the Space Plan by written notice to Tenant and the Architect within fifteen (15) days after receipt, specifying any changes or modifications Landlord desires in the Space Plan. Landlord shall not unreasonably require changes or modifications or withhold its approval of the Space Plan; provided, however, Landlord may, in its reasonable discretion, require changes or modifications or withhold its approval of the Space Plan if (1) the Tenant Improvements will affect the Building’s structure or the Building Systems, (2) any element of the Tenant Improvements fails to comply with any applicable Law, or (3) the cost of removing the Tenant Improvements at the end of the Term would be excessive in Landlord’s reasonable estimation (Landlord acknowledges and agrees that normal office improvements do not require excessive removal and restoration costs). The Architect will then revise the Space Plan and Tenant shall resubmit it to Landlord for Landlord’s approval. Landlord shall approve or disapprove the revised Space Plan within five (5) days after receipt. Such procedure shall be repeated as necessary until Landlord has approved the Space Plan. In the event Landlord fails to promptly respond to any submission of the Space Plan, then Tenant may resubmit the same to Landlord’s representative with a cover letter stating “Landlord’s failure to respond within five (5) business days shall result in the deemed approval of the attached” in all capital letters and in bold face type. In the event Landlord thereafter fails to respond to the Space Plan by the date which is the later of the original response period set forth above or the five (5) business days following the second notice, then such Space Plan shall be deemed approved by Landlord. The Space Plan which Landlord approves is herein called the “Approved Space Plan“. Except as otherwise expressly provided in the Lease, Landlord may condition its approval of the Space Plan on Tenant’s removal upon the expiration or earlier termination of the Lease.

1.2.    The Architect will prepare and deliver to Landlord and Tenant detailed plans and specifications consistent with the Approved Space Plan and sufficient to permit the construction of the Tenant Improvements by the Contractor (“Construction Documents“). Landlord shall approve or disapprove the Construction Documents by written notice to Tenant and the Architect within fifteen (15) days after receipt, specifying any changes or modifications Landlord desires in the Construction Documents. Landlord shall not unreasonably require changes or modifications or withhold its approval of the Construction Documents; provided, however, Landlord may, in its reasonable discretion, require changes or modifications or withhold its approval of the Construction Documents if (1) the Tenant Improvements will affect the Building’s structure or the Building Systems, (2) any element of the Tenant Improvements fails to comply with any applicable Law, or (3) the cost of removing the Tenant Improvements at the end of the Term would be excessive in Landlord’s reasonable estimation. The Architect will then revise the Construction Documents and Tenant shall resubmit them to Landlord for Landlord’s approval.

Exhibit B, Page 2

Landlord shall approve or disapprove the revised Construction Documents within five (5) days after receipt. Such procedure shall be repeated as necessary until Landlord has approved the Construction Documents. In the event Landlord fails to promptly respond to any submission of the Construction Documents, then Tenant may resubmit the same to Landlord’s representative with a cover letter stating “Landlord’s failure to respond within five (5) business days shall result in the deemed approval of the attached” in all capital letters and in bold face type. In the event Landlord thereafter fails to respond to the Construction Documents by the date which is the later of the original response period set forth above or the five (5) business days following the second notice, then such Construction Documents shall be deemed approved by Landlord. The Construction Documents, as approved by Landlord, are hereinafter referred to as the “Final Construction Documents“. Landlord may condition its approval of the Construction Documents on Tenant’s removal upon the expiration or earlier termination of the Lease except as otherwise expressly provided in the Lease. Tenant shall be responsible for the costs of all Construction Documents, which may be paid for out of the “Improvement Allowance” (as defined below).

Provided Tenant is not in default after the expiration of applicable cure periods, Landlord shall provide Tenant with an allowance (the “Space Planning Allowance”) in an amount not to exceed $20,000.00 to be applied toward preparation of the Space Plan (the “Space Planning Costs”). Landlord shall disburse the Space Planning Allowance, or applicable portion thereof, to Tenant within forty-five (45) days after receipt of paid invoices from Tenant with respect to Tenant’s actual Space Planning Costs (together with applicable lien releases). However, in no event shall Landlord have any obligation to disburse any portion of the Space Planning Allowance after the date which is six (6) months after the Commencement Date.

1.3.    Governmentally-Required Changes. Tenant acknowledges that, pursuant to all applicable Laws and regulations (including, without limitation, Title III of the Americans with Disabilities Act of 1990 and the Building Code of the City of Milpitas, California), the construction of the Tenant Improvements in the Premises may result in additional governmentally-required alterations or improvements to the Project. If the proposed design and construction of the Tenant Improvements results in any such governmentally-required alterations or improvements being imposed as a condition to the issuance of applicable permits or approvals, then Tenant shall be solely responsible for all costs and expenses relating to performing and paying for such additional governmentally-required alterations and improvements; provided, however, that if the performance of such governmentally-required alterations or improvements can be avoided by modifying the cost, design or manner of construction of the Tenant Improvements, then Tenant may elect to modify the Tenant Improvements in accordance with the provisions of this Tenant work letter (including, without limitation, Section 1.5 below).

1.4.    Construction. Following approval by Landlord and Tenant of the Final Construction Documents, and the Contractor providing evidence of its Insurance Requirement, Tenant shall cause the Contractor to promptly commence and diligently proceed to cause the Tenant Improvements to be constructed in accordance with the Final Construction Documents, and Section 6 of the Lease. Prior to commencement of construction, Tenant shall provide evidence satisfactory to Landlord that Tenant has obtained the insurance required to be maintained by Tenant pursuant to the Lease. Tenant shall provide Landlord with at least fifteen

Exhibit B, Page 3

(15) days’ prior written notice of the date for its commencement of construction of the Tenant Improvements, in order to permit Landlord to post, file, and record such Notices of Nonresponsibility and other instruments as may be necessary to protect Landlord and its property from claims by contractors for construction costs that are to be paid by Tenant. Tenant will obtain, comply with and keep in effect all consents, permits and approvals required by any governmental authorities (collectively, “Permits“) that relate to or are necessary for the lawful construction of the Tenant Improvements. At the time Final Construction Documents are ready for submission to any governmental authorities for review in connection with the Permits, Landlord shall be notified in writing by Tenant. Prior to applying for any of the Permits or submitting documentation in connection therewith, Tenant shall provide Landlord with a copy of any Permit applications Tenant intends to file. Tenant shall further provide Landlord with any comments to any submitted plan documents made by any governmental authority promptly upon Tenant’s receipt of same (all of which comments shall be subject to the provisions of Section 1.5 below), and copies of all Permits required for construction of the Tenant Improvements upon issuance. Tenant shall comply with all applicable Laws and with all recorded restrictions affecting the Property. Promptly following completion of the Tenant Improvements, Tenant shall, at its sole cost and expense, close out all open permits relating to the Tenant Improvements. Tenant shall keep harmonious labor relations at the Property.

1.5.    Cost of Tenant Improvements.

1.5.1    (a)    Landlord shall contribute up to $14,211,075.00 (i.e., $75.00 per rentable square foot in the Premises) (the “Improvement Allowance”). Landlord shall be entitled to deduct from the Improvement Allowance a construction coordination fee in an amount equal to $142,110.75 (i.e., one percent (1%) of the Improvement Allowance). The Improvement Allowance may only be used for all “hard” and “soft” cost incurred by Tenant in connection with the design and construction of the Tenant Improvements (provided that the Improvement Allowance allocable to “soft” costs shall not exceed a total of $10.00 per rentable square foot in the Premises). In no event shall the Improvement Allowance be used for the purchase of data and telecommunications cabling, equipment, furniture or other personal items or personal property of Tenant.
(b)    Tenant shall pay the balance, if any, of the total Tenant Improvements costs in excess of the Improvement Allowance.

1.5.2.    Disbursement of Improvement Allowance. The Improvement Allowance, less a ten percent (10%) retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord’s option, to the order of the Contractor, in periodic disbursements (but not more often than one time in any thirty (30) day period) within thirty (30) days after receipt of the following documentation (provided that no such retainage in the disbursement of the Improvement Allowance will be required so long as the executed construction contract (a copy of such provisions shall be tendered to Landlord prior to commencement of construction) provides for at least a ten percent (10%) retainage): (a) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (b) a certification from an AIA architect substantially in the form of the Architect’s Certificate for Payment which is located on AIA Document G702, Application and Certificate of

Exhibit B, Page 4

Payment; (c) contractor’s, subcontractor’s and material supplier’s waivers of liens which shall cover all Tenant Improvements for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of the state in which the Premises is located, together with all such invoices, contracts, or other supporting data as Landlord or Landlord’s Mortgagee may reasonably require; (d) a cost breakdown for each trade or subcontractor performing the Tenant Improvements; (e) copies of all invoices for construction costs; (f) copies of the portion of all construction contracts for the Tenant Improvements evidencing such contractors’ obligation to carry insurance and indemnifying Tenant and the Landlord Entities, together with copies of all change orders, if any; and (g) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Tenant Improvements. Upon completion of the Tenant Improvements, and prior to final disbursement of the Improvement Allowance, Tenant shall furnish Landlord with the items described in Section 1.5.3 below. In no event shall Landlord be required to disburse the Improvement Allowance more than one (1) time per month. If the Tenant Improvements exceed the Improvement Allowance, then Tenant shall be entitled to the Improvement Allowance in accordance with the terms hereof, but each individual disbursement of the Improvement Allowance shall be disbursed in the proportion that the Improvement Allowance bears to the total cost for the Tenant Improvements, less the ten percent (10%) retainage referenced above, if applicable; provided, however, that any disbursement requested by Tenant in accordance with the terms and conditions of this Exhibit B for work performed during calendar year 2016 only shall be disbursed in the amount of the cost of the Tenant Improvements properly requested hereunder (and for which all required documentation is tendered to Landlord pursuant to the terms and conditions of this Lease), less the ten percent (10%) retainage referenced above, if applicable, up to a total amount disbursed plus the total amount of any related retainage, if applicable, collectively equal to Five Million Dollars ($5,000,000.00). For the avoidance of doubt, the 10% retainage referenced in this paragraph shall not apply to any design or architectural contracts held by Tenant.

Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Improvement Allowance during the continuance of an uncured default under the Lease, and Landlord’s obligation to disburse shall only resume when and if such default is cured.

1.5.3.    Evidence of Completion. Within thirty (30) days following substantial completion of the Tenant Improvements (which shall mean completion of the Tenant Improvements and receipt of permit sign-offs, subject only to correction of punch-list items that do not affect safe occupancy of the Premises), Tenant shall submit to Landlord:
(a)    A statement of Tenant’s final construction costs, together with receipted evidence showing payment thereof, reasonably satisfactory to Landlord, and, to the extent not previously delivered, fully executed unconditional lien releases in the form prescribed by law from Tenant’s contractors, copies of all detailed, final invoices from Tenant’s contractors and subcontractors relating to the Tenant Improvements.
(b)    All Permits and other documents issued by any governmental authority in connection with the approval and completion of the Tenant Improvements, and all evidence reasonably available showing compliance with all applicable Laws of any and all governmental authorities having jurisdiction over the Premises, including, without limitation, a
Exhibit B, Page 5

certificate of occupancy or its equivalent such as duly signed-off job cards, and/or building permit sign-offs, and/or other appropriate authorization.
(c)    A valid certificate of substantial completion executed by the Architect confirming that the Tenant Improvements have been substantially completed in accordance with the Final Construction Documents, subject to punch-list items to be completed by Tenant’s Contractor
(d)    Copies of all of Tenant’s contractors’ warranties.
(e)    A reproducible copy of the “as built” drawings of the Tenant Improvements.
(f)    Any other items reasonably requested by Landlord in good faith.
1.5.4.    Deadline on Use of Improvement Allowance. Tenant shall have until the last day of the eighteenth (18th) full calendar month following the Commencement Date to submit to Landlord a written request, with supporting documentation for the then completed construction of Tenant Improvements, for disbursement of the Improvement Allowance. Tenant shall lose any portion of Improvement Allowance which Tenant has not requested be disbursed on or before the last day of the eighteenth (18th) full calendar month following the Commencement Date, in accordance with the requirements contained above. Any portion of the Improvement Allowance not used in the design, construction and installation of the Tenant Improvements shall be retained by Landlord, and Tenant shall have no right to receive or apply toward Tenant’s rental obligations any portion of the Improvement Allowance not actually used. Notwithstanding anything to the contrary set forth herein, upon completion of the Tenant Improvements and application of the Improvement Allowance to the costs related thereto pursuant to this Exhibit B, if any portion of the Improvement Allowance is then remaining (the “Unused Improvement Allowance“), Tenant shall be entitled to apply such Unused Improvement Allowance (if any) toward the cost of Alterations performed by or on behalf of Tenant pursuant to Section 6 of the Lease, provided Tenant delivers written notice to Landlord on or before the last day of the eighteenth (18th) full calendar month of the initial Term. However, in no event shall Landlord have any obligation to apply any portion of the Unused Improvement Allowance if Tenant does not deliver such written notice to Landlord on or before the last day of the eighteenth (18th) full calendar month of the initial Term and any unused amount remaining after such date shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith.
1.5.5    Failure to Fund Allowance. Notwithstanding anything to the contrary set forth herein, if Tenant submits to Landlord, by delivery in accordance with the Notices provision of this Lease, a properly completed request for disbursement of all or a portion of the Improvement Allowance (which properly completed request must refer specifically to the Lease and this Exhibit B, and comply with the documentation required for such a disbursement as set forth in this Exhibit B), and Tenant has fully performed its other obligations under this Exhibit B and under the Lease (such performance and the submission of such a properly completed request being the (“Disbursement Conditions”), and thereafter within thirty (30) days after completion of the Disbursement Conditions Landlord fails to pay the portion of the Improvement Allowance requested by Tenant, or fails to provide Tenant with written notice (delivered in accordance with

Exhibit B, Page 6

the Notices provision of the Lease) of any Disbursement Conditions that Tenant has failed to satisfy, then the following provisions shall apply:

(a)Tenant shall have the right to re-submit (by delivery in accordance with the Notices provision of the Lease), the previously submitted request for disbursement, accompanied by a cover sheet that must state substantially the following in bold and capped font:  “THIS IS TENANT’S SECOND REQUEST, PURSUANT TO EXHIBIT B OF THE LEASE [insert description of the Lease], FOR DISBURSEMENT BY LANDLORD OF ALL OR A PORTION OF THE IMPROVEMENT ALLOWANCE.  LANDLORD HAS FAILED TO DISBURSE THE IMPROVEMENT ALLOWANCE TO TENANT OR TO SPECIFY IN WRITING TO TENANT WHICH DISBURSEMENT CONDITIONS TENANT HAS FAILED TO SATISFY.  IF LANDLORD FAILS TO DISBURSE THE IMPROVEMENT ALLOWANCE SO REQUESTED, OR TO SO SPECIFY IN WRITING WHICH DISBURSEMENT CONDITIONS TENANT HAS FAILED TO SATISFY, WITHIN TWENTY (20) DAYS FOLLOWING LANDLORD’S RECEIPT OF THIS NOTICE, TENANT SHALL HAVE THE RIGHT TO WITHHOLD AND RETAIN A PORTION OF THE MONTHLY BASE RENT OTHERWISE DUE TO LANDLORD.”

(b)If Tenant’s second notice complies with the terms of subsection (a) above and Landlord’s failure to respond continues for twenty (20) days after Landlord’s receipt of such second notice from Tenant, so long as the Disbursement Conditions have been fully satisfied Tenant shall be entitled to withhold and retain from Base Rent thereafter payable by Tenant under the Lease the amount of the Improvement Allowance requested by Tenant from Landlord in such second notice, provided, however, that (i) the maximum amount that may be so withheld and retained from each month’s Base Rent shall be limited to twenty-five percent (25%) of such monthly Base Rent, and (ii) Tenant shall, prior to so withholding and retaining any part of the Base Rent, provide Landlord with a reasonably detailed invoice of each amount to be withheld and retained. If within the twenty (20) day period provided in subsection (b) above Landlord provides written notice to Tenant specifying any Disbursement Conditions that have not been satisfied by Tenant, or otherwise disputes the disbursement amount requested by Tenant, then Tenant shall not be entitled to withhold and retain from Base Rent the requested amount, or, if different, the amount in dispute until such time as Tenant has satisfied such Disbursement Conditions or Landlord has affirmatively agreed to the amount of disbursement that Tenant is entitled to. In the event a dispute arises between Landlord and Tenant regarding Landlord’s obligation to disburse the Improvement Allowance hereunder, then the dispute may be submitted to arbitration for resolution in accordance with the terms of this Lease by the AAA.

In the event Tenant offsets Base Rent pursuant to the terms and conditions of this Section 1.5.5, the amounts so offset shall be deemed to be paid by Landlord and Landlord shall have no further obligation therefor hereunder.

1.6.    Changes. If Tenant desires any change, addition or alteration in or to any Final Construction Documents (“Changes“) Tenant shall cause the Architect to prepare additional Plans implementing such Change. Tenant shall submit all proposed Changes to Landlord for Landlord’s prior written approval, provided however Landlord’s approval shall not be required for any Minor Variations (provided that Tenant shall provide reasonable prior written notice).

Exhibit B, Page 7

Landlord shall, within forty-eight (48) hours of receipt of Change requiring its approval either (i) approve the Change, or (ii) disapprove the Change and deliver a notice to Tenant specifying in reasonably sufficient detail the reasons for Landlord’s disapproval. In the event Landlord fails to respond to the Change within the aforementioned forty-eight (48) hours following a second notice tendered by Tenant to Landlord, then such Change shall be deemed approved by Landlord. As used herein, "Minor Variations" shall mean any change, addition or alteration in or to any Final Construction Documents that has no material impact on the Building or Project and is reasonably required: (i) to comply with applicable Law, to obtain or to comply with any required permit (including the Permits) and/or as required by any inspector; or (ii) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Tenant Improvements.

1.7.    Delay of Commencement Date. Subject to the terms of this Section 1.6, the Commencement Date shall occur as provided in Section 2 of the Lease, provided that the one hundred eighty (180) day period described therein shall be extended by the number of days of delay of the substantial completion of the Tenant Improvements in the Premises to the extent caused by a Landlord Caused Delay (as defined below). As used herein, the term “Landlord Caused Delay” shall mean actual delays in Tenant’s construction of the Tenant Improvements to the extent resulting from (i) failure of Landlord to timely grant any approval or disapproval (except to the extent Landlord’s approval thereof is deemed approved pursuant to the terms of this Construction Rider), and (ii) a reasonably necessary suspension or stoppage of Tenant’s Improvements resulting from the existence of Hazardous Materials within the Premises for which Landlord is liable under the Lease.
2.    Landlord Work.
2.1    Landlord, at its sole cost and expense, shall perform improvements (the “Landlord Work“) provided for in this Section 2, using Building standard methods, materials and finishes and as otherwise reasonably determined by Landlord. The Landlord Work shall be constructed substantially as shown on the plans (collectively, the “Plans“) attached as Schedule 2 hereto, which consist of the following: (a) Plan, dated March 4, 2016, prepared by Studio TMT, who has been retained by Landlord, and (b) Landscaping Plan prepared by Cultivate Studios, dated June 21, 2016. The Landlord Work shall include (i) all work as shown on the Plans, and (ii) correction of those certain deferred maintenance issues identified on Exhibit I attached here. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work. Upon request by Landlord, Tenant shall designate in writing an individual authorized to act as Tenant’s representative with respect to all directions and authorizations pursuant to this Section 2. Such representative may be changed by Tenant from time to time upon written notice to Landlord.
2.2    Landlord shall proceed with reasonable diligence to cause the Landlord Work to be Substantially Completed. Landlord’s supervision or performance of any work for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such work will be adequate for Tenant’s use. The Landlord Work shall be deemed to be “Substantially Completed“ when they have been completed in accordance with the Plans except for finishing details, minor

Exhibit B, Page 8

omissions, decorations and mechanical adjustments. (The definition of Substantially Completed shall also define the terms “Substantial Completion“ and “Substantially Complete.”).

2.3    Any other work and upgrades to Landlord’s Work that are requested in writing by or on behalf of Tenant, shall be subject to Landlord’s approval and shall be at Tenant’s sole cost and expense, plus any applicable state sales or use tax thereon, payable upon demand as Additional Rent (subject to application of the Improvement Allowance). Tenant shall be responsible for, and shall pay to Landlord, any and all costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Landlord Work and any increase in the cost of Landlord Work caused by (i) any delays in obtaining any items or materials constituting part of the Landlord Work requested by Tenant through a Tenant change order that is approved by Landlord, (ii) the inclusion by Tenant (pursuant to a Tenant change order that is approved by Landlord) in the Landlord Work of any materials, equipment, fixtures or other items in the nature of “long lead” items (including any items that are rare or not readily available, and any custom fabricated items), or (iii) any other delay requested or caused by Tenant or its Representatives and/or Visitors (collectively, “Tenant Delays“). As used herein, a “Tenant Delay” shall be deemed to have occurred only if Landlord has given Tenant written notice of such delay within two (2) business days following Landlord’s knowledge thereof.
2.4    Landlord’s Work shall include any upgrades or modifications to the Project’s (including the Parking Facility) exterior path of travel to the Premises, necessary to cause the same to comply with applicable Laws, including Title III of the Americans with Disabilities Act and/or similar handicapped access provisions of applicable building codes in effect and as applied as of the date of Substantial Completion of the Landlord Work, to the extent such upgrades or modifications are then required for occupancy of the Premises (and not required due to the construction of the Tenant Improvements) for the use permitted by Section 5.1 of the Lease (collectively, “Required Upgrades“). The Required Upgrades shall be completed using Building standard methods, materials and finishes. Landlord shall have the right to contest any alleged Required Upgrades in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by Law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by Law. If any such upgrades or modifications are not determined until after the Landlord Work is Substantially Complete (e.g. such upgrades or modifications are required in order to obtain a building permit for the Tenant Improvements) then Landlord shall perform the same as soon as reasonably possible and, to the extent that any such Required Upgrades are identified during Tenant’s Construction of the Tenant Improvements, to the extent that Landlord performance of the Required Upgrades actually delays Tenant’s Construction of the Tenant Improvements, a Landlord Delay shall be deemed to occur (provided that Landlord may elect to expend funds or take other actions to expedite the Required Upgrades or reduce any such Landlord Delay). In the event that Tenant becomes aware of Required Upgrades, Tenant shall give prompt, written, reasonably detailed notice thereof to Landlord (“Upgrade Notice“). Landlord and Tenant agree to cooperate with each other in order to enable the Required Upgrades to be performed in a timely manner and with as little inconvenience to the construction of the Tenant Improvements as is reasonably possible, and Tenant agrees to use commercially reasonable efforts to continue its planning, demolition and construction of the Tenant Improvements during the period of any such Required Upgrades to the extent practicable and permitted by Law.

Exhibit B, Page 9

2.5    If, during Landlord’s performance of the Landlord Work or Tenant’s performance of the Tenant Improvements it is discovered that the Premises contain asbestos or other Hazardous Materials for which Tenant is not liable under the terms of the Lease, then Landlord will remediate such asbestos or other Hazardous Materials to the extent required by applicable Laws, at Landlord’s expense, if such remediation is necessary for Tenant’s use of the Premises (e.g., asbestos is friable and in an area that is accessible to Tenant and its employees) or must be disturbed and/or remediated for the construction of the Landlord Work or the Tenant Improvements. However, if asbestos is not friable and will not be disturbed by anyone (for example, but without limitation, a wrapping of any pipe or an old floor tile in the basement) and is not required to be remediated under applicable Laws or in order to obtain permits or approvals for the construction of the Landlord Work or the Tenant Improvements, then Landlord shall have no obligation to remediate.

2.6    Notwithstanding anything herein to the contrary, any delay in the Substantial Completion of the Landlord Work or inconvenience suffered by Tenant during the performance of the Landlord Work shall not delay the Commencement Date nor shall it subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of rent or other sums payable under the Lease.
3.    Ownership. The Tenant Improvements and the Landlord Work shall become a part of the Premises, shall be the property of Landlord and, subject to the provisions of the Lease and, except as set forth in the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease in accordance with the provisions of the Lease.
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Exhibit B, Page 10

SCHEDULE 1 TO EXHIBIT B
INSURANCE REQUIREMENTS

1.1    Without limiting Contractor’s indemnifications of Tenant as set forth in the Lease, Contractor shall maintain, as a part of the cost of the Tenant Improvements, and shall require each subcontractor of every tier maintain at its own expense, at all times during the construction of the Tenant Improvements and for such additional periods as required by the Lease, the insurance as described below and covering all additional insured parties as more specifically named in Schedule 1 unless otherwise amended from time-to-time pursuant to Changes addressing project specific hazard conditions. This insurance shall be endorsed to provide thirty (30) days prior written notice to Landlord in the event of policy cancellation. All of such insurance shall be maintained in coverage amounts, with deductible amounts, with insurers, and on forms acceptable to Landlord and Landlord’s lender (if any) and, for all policies, except Worker’s Compensation, Employer’s Liability Insurance and Professional Liability Insurance, shall continuously name Landlord, Landlord’s affiliates and subsidiaries as may be designated by Landlord or Property Manager at any time and as may be changed from time to time, Property Manager, the construction manager (if any), Landlord’s property management company for the Premises (if different from the Property Manager), Landlord’s lender (if any), and any other persons or organizations as Landlord may specify from time to time (collectively, with Landlord, the “Landlord Entities“) as additional insureds, with coverage provided to such additional insureds at least as broad as provided to the named insured and as provided by endorsement form numbers CG 20 10 07 04 and CG 20 37 07 04 or their equivalent promulgated by the Insurance Services Office. All insurance policies required shall be issued by companies licensed in the State who maintain a current Policyholder Alphabetic Category Rating of not less than “A-” and Financial Size Category Rating of not less than “VII” according to the latest edition of Best’s Key Rating Guide. Prior to Contractor commencing the Tenant Improvements, Tenant shall, and shall cause Contractor and each subcontractor of every tier to, furnish Landlord with Certificates of Insurance, on forms acceptable to Landlord, evidencing that insurance policies are in full force and effect that provide the required coverages and amounts of insurance listed below along with a copy of the endorsement providing additional insured coverage, the primary and non-contributing endorsement and the waiver of subrogation endorsements to the Landlord Entities. At Landlord’s request, Tenant shall provide Landlord with copies of each insurance policy. Any other insurance carried by or available to any Landlord Entities which may be applicable, shall be deemed to be excess insurance and Tenant’s, Contractor’s and each subcontractor’s insurance shall contain a provision that it is deemed primary and non-contributing with any insurance carried by or available to the Landlord Entities. Each required insurance policy except for Worker’s Compensation, Employer’s Liability and Professional Liability shall include a Separation of Insureds clause such that the insurance applies separately to each insured against whom a claim or suit is asserted and the policies shall not contain any limitation or exclusion for claims or suits by one insured against another. Tenant shall be responsible for any deductible amounts under the required insurance policies, except to the extent such amounts may be included as part of the cost of the Tenant Improvements. Tenant shall provide, and shall cause Contractor and each subcontractor of every tier to provide, the greater of (i) the insurance types, amounts and coverages already maintained by Tenant, Contractor and each subcontractor,

Exhibit B, Page 11

determined individually with respect to each such party or (ii) the following insurance types, amounts and coverages:

(a)    Workers’ Compensation Insurance complying with applicable State and federal statutes and Employer’s Liability Insurance with limits of not less than $1,000,000 bodily injury by accident (each accident), $1,000,000 bodily injury by disease (each employee) and $1,000,000 bodily injury by disease (policy limit).

(b)    Commercial General Liability (“CGL“) Insurance written on an “occurrence form” basis, including, but not limited to, Premises - Operations Liability, Products - Completed Operations Liability, Blanket Contractual Liability Coverage and liabilities arising out of the actions of Independent Contractors. Such insurance shall contain minimum limits of liability as follows: of not less than $1,000,000 per occurrence limit, $1,000,000 Personal and Advertising Injury limit, $2,000,000 General Aggregate limit and $2,000,000 Products-Completed Operations Aggregate limit, with a Per Project General Aggregate provision or endorsement. The required limits may be provided by any combination of CGL and umbrella or follow form excess policies [see Section 1.1(d) below]. Such insurance shall contain no explosion, collapse, or underground hazard exclusions. The deductible or self-insured retention amount required under any such policy shall not exceed $100,000 per occurrence so long as Tenant’s tangible net worth and then-current net assets are not materially less than the tangible net worth and net assets of Tenant as of the Lease Date (the “Higher Deductible Conditions”)(it being agreed that at any time that Tenant fails to satisfy the Higher Deductible Conditions, Tenant shall promptly obtain (and promptly provide written evidence of the same to Landlord) the necessary insurance required hereunder with a deductible amount not to exceed $25,000 per occurrence). The insurance and the Landlord Entities’ additional insured status thereon shall be maintained continuously in force at least until the expiration of five (5) years after the expiration or termination of this Agreement or final completion of the Tenant Improvements, whichever is later. All such policies shall contain a provision that defense costs are paid in addition to and do not deplete any of the policy limits and a provision that the General Aggregate and, to the extent commercially reasonably available, Products - Completed Operations Aggregate apply separately to each project for which Contractor or any subcontractor of any tier performs operations away from premises owned by or rented to Contractor or any such subcontractor.

(c)    Business Auto Coverage with a limit of liability of $1,000,000 for any one accident or loss. Such insurance shall cover liability arising out of the use of owned, nonowned and hired automobiles. If Contractor or any subcontractor of any tier transports any hazardous materials, the business auto liability policy shall include ISO endorsement form MCS-90 or equivalent endorsement providing coverage for environmental and pollution claims and suits.

(d)    Umbrella or follow form excess liability insurance at least as broad as the underlying CGL insurance.  Umbrella/Excess Liability Insurance shall contain minimum limits of $10,000,000 per occurrence and $10,000,000 aggregate and shall be excess over the primary General Liability, Auto Liability and Employers Liability insurance.  The required CGL, Business Auto and Employer’s Liability insurance limits may be provided on a combination of primary and umbrella/follow form excess insurance policies.  Any such umbrella/follow form excess insurance policies shall provide that the coverage “follows form” to the underlying insurance and that such policy provides substantially equivalent or broader coverage than that

Exhibit B, Page 12

provided by such underlying insurance, including the coverage for all required additional insureds; provided, however, that any material adverse changes shall be subject to Landlord’s approval.

(e)    If Contractor or any subcontractors of any tier use owned, chartered, leased or hired mobile construction equipment, Tenant shall, and shall require Contractor and all such subcontractors to, maintain (or cause to be maintained) an “equipment floater” of the “all-risk” type, with limits not less than the full replacement cost of such equipment located at the jobsite and all of Contractor’s and any subcontractors’ business personal property, including tools and equipment, none of which will be insured under Landlord’s insurance policies.

(f)    Unless otherwise specified or agreed to, an “installation” floater and/or Builder’s Risk coverage or other property insurance providing “all risk” or “special causes of loss form” insurance coverage for all property, equipment, supplies and materials purchased for the Tenant Improvements prior to their delivery to the Premises and their installation or incorporation in the Premises, and for all tools, equipment, other materials and other personal property owned, rented or used by Contractor or by any subcontractors of any tier and used in connection with the Tenant Improvements. Such insurance coverage shall be for an amount at least equal to 100% of the estimated replacement cost of all such property, tools, equipment, supplies, materials and other personal property.

(g)    If Contractor or any subcontractor of any tier performs any of the Tenant Improvements on a design-build basis or performs other professional services, then Contractor and each such subcontractor shall also, for all such design-build Tenant Improvements and services, maintain professional liability insurance (and ensure that the engineer or other design professional performing the design Tenant Improvements or services maintain professional liability insurance) in an amount equal to the greater of (1) the professional liability insurance currently maintained by the engineer or other design professional performing such design work, or (2) $2,000,000 per claim and $2,000,000 annual aggregate. Each such professional liability policy shall provide full prior acts coverage or shall include a retroactive date no later than the date of commencement of the design-build Tenant Improvements or other professional services. Said insurance shall be maintained at all times during Contractor’s, subcontractor’s and the engineer’s or other design professional’s performance on the Premises, and for a period of five (5) years after the expiration or termination of the Lease or final completion of the Tenant Improvements, whichever is later. In no event shall the self-insured retention on any such policy of insurance exceed $100,000 per claim so long as Tenant satisfies the Higher Deductible Conditions (it being agreed that at any time that Tenant fails to satisfy the Higher Deductible Conditions, Tenant shall promptly obtain (and promptly provide written evidence of the same to Landlord) the necessary insurance required hereunder with a deductible amount not to exceed $25,000 per claim).

(h)    If under circumstances other than performance of the Tenant Improvements done on a design-build basis, Contractor or any of its subcontractors of any tier or consultants provides and/or engages the services of any type of professional, including but not limited to engineers, architects and environmental consultants, whose failure due to a mistake or deficiency in design, formula, plan, specifications, advisory, technical, or other services could result in loss or liability, Tenant and each such other appropriate party shall obtain Professional

Exhibit B, Page 13

(Errors and Omissions) Liability Insurance (with supervision of work exclusion deleted) with limits of liability of not less than $2,000,000 per claim and $2,000,000 annual aggregate. Each such professional liability policy shall provide full prior acts coverage or shall include a retroactive date no later than the date of commencement of the services. In no event shall the self-insured retention on any such policy of insurance exceed $100,000 per claim so long as Tenant satisfies the Higher Deductible Conditions (it being agreed that at any time that Tenant fails to satisfy the Higher Deductible Conditions, Tenant shall promptly obtain (and promptly provide written evidence of the same to Landlord) the necessary insurance required hereunder with a deductible amount not to exceed $25,000 per claim).

(i)    If the scope of the Tenant Improvements requires asbestos or other toxic or hazardous material remediation, removal, abatement, storage or disposal work, including, but not limited to, demolition work, that is not otherwise the obligation of Landlord under the Lease, then Tenant shall cause Contractor and each such subcontractor to provide Contractor’s Pollution Liability Insurance and pollution legal liability for protection from claims and suits arising out of the performance of any Tenant Improvements involving such materials or operations. Coverage shall be continuously maintained in effect during the performance of such operations and Tenant Improvements and for not less than ten (10) years after the expiration or termination of the Lease or final completion of the Tenant Improvements, whichever is later, on an “occurrence form” basis, shall cover bodily injury or death, and property damage liability, defense costs, and clean-up costs. The limits of liability for this insurance shall be at least $5,000,000 each occurrence and $10,000,000 annual aggregate. Such policies shall include coverage for unknown UST’s; a definition of “property damage” that includes diminution in value of third party properties; a statement that such insurance is primary and non-contributory, including, but not limited to, as to any surety contracts or bonds; a statement that the insured’s rights will not be prejudiced if a failure to give notice due to the insured’s belief that the occurrence was not covered; coverage for products brought onto the Premises site where the Tenant Improvements or services are being performed; a definition of stop loss or cleanup cost cap that includes monitoring activities; a definition of cleanup costs that include any costs associated with natural resources damages; and a statement that exclusions for modification of remedial action plans shall not include changes required by regulatory agencies.

1.2    Tenant shall report immediately to Landlord and confirm in writing any injury, loss or damage incurred or caused by Contractor or any subcontractors of any tier, or its or their receipt or notice of any claim by a third party, or any occurrence that might give rise to such claim. Tenant shall, upon completion of the Tenant Improvements, submit to Landlord a recap of all such injuries, losses, damage, notices of third-party claims, and occurrences that might give rise to such claims.

1.3    To the fullest extent permitted by law, Tenant hereby waives all rights of recovery against Landlord Entities on account of loss or damage occasioned to Contractor or others under Contractor’s control or for whom it is responsible to the extent such loss or damage is insured against under any of Tenant’s insurance policies which may be in force at the time of the loss or damage or would have been so insured against if Tenant had complied with its obligations under this Schedule 1. Tenant shall procure substantially identical waivers from Contractor and its subcontractors of every tier in favor of the Landlord Entities. In addition, all of the insurance policies and coverages required to be obtained, pursuant to the provisions of this Schedule 1, by

Exhibit B, Page 14

Tenant, Contractor and/or any subcontractors of any tier, shall provide for or be endorsed to provide a waiver of rights of recovery (including, but not limited to, subrogation) against the Landlord Entities.

1.4    If Tenant fails to comply with any of the provisions of this Schedule 1, Tenant, at its own cost, shall to the fullest extent permitted by law, defend, indemnify, protect and hold harmless the Landlord Entities from and against any and all Claims (including, but not limited to, Claims arising or resulting from the death or injury to any person or damage to any property) to the extent that Landlord would have been protected by any and all insurance arrangements made by Tenant, or any third party, had Tenant complied with all of the provisions of this Schedule 1.

1.5    Tenant, Contractor and any subcontractor of any tier shall not settle any claims made under its insurance policies for the Premises without first consulting with and obtaining the consent of Landlord. All insurance proceeds paid under any insurance policies for damage to the Premises shall be paid to Landlord; provided, however, that in all cases, payment and use of insurance proceeds shall be done in compliance with the requirements of Landlord’s lender, if any.

1.6    In the case of policies expiring while performance of the Tenant Improvements is in progress, a renewal certificate with all applicable endorsements must be received at the business office of Landlord not less than five (5) days prior to the expiration of the existing policy or policies. Permitting Contractor or any subcontractor of any tier to start the Tenant Improvements, continue the Tenant Improvements, or releasing any progress payment prior to or without compliance with any of these requirements shall not constitute a waiver of, or estoppel to assert, any such requirement. If at any time Tenant’s, Contractor’s or any subcontractor of any tier’s insurance fails to meet the requirements stated herein, all payments may be held until the non-compliance has been corrected to Landlord’s satisfaction.

1.7    None of the requirements contained herein as to types, limits and acceptability of insurance coverage to be maintained by Tenant, Contractor and subcontractors of every tier are intended to, and shall not in any manner, limit or qualify the liabilities and obligations assumed by Tenant under the Lease or at law, including, without limitation, such parties’ indemnification obligations and liability in excess of the limits of the coverages required herein. Neither receipt of certificates, endorsements or policies showing less or different coverage than requested, nor any other forbearance or omission by Landlord, shall be deemed a waiver of, or estoppel to assert, any right or obligation regarding the insurance requirements herein. Tenant, Contractor and subcontractors of every tier shall be solely responsible to pay any amount that lies within the deductible(s) or self-insured retention(s) of such parties’ policies, regardless of the amount of the deductible(s) or self-insured retention(s) and regardless of the cause of the loss or damage.

1.8    None of the requirements contained herein shall relieve Tenant, Contractor or any subcontractor of any tier of their respective obligations to exercise due care in the performance of their duties in connection with the Tenant Improvements or to complete the Tenant Improvements in strict compliance with the Final Construction Documents.

Exhibit B, Page 15

1.9    Tenant shall immediately notify Landlord in writing upon receipt by Tenant, or its insurance broker or agent, of any notice of cancellation, non-renewal or rescission of any policy required to be maintained by Tenant pursuant to this Schedule 1.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit B, Page 16

SCHEDULE 2 TO EXHIBIT B
PLANS FOR LANDLORD WORK

(see attached)

Exhibit B, Page 17

601 McCARTHY
EXTERIOR ALTERATION SCOPE

ARCHITECTURAL ABBREVIATIONS

SYMBOLS LEGEND

Elevation Datum
Detail
Room Elevations
Section
Elevation
OFFICE
101
Room Label + Number
Keynote
Revision Cloud
Door Number
Fixture or Accessory Number
Surface Finish
Wall Finish
Base Finish
Ceiling Finish
Wall Finish
Base Finish
Floor Finish
Millwork Finish
Window Type
Partition Type
Align
Center Line
Starting Point
Column Grid
Concrete
Wood
Sound Attenuation Blanket or Fiberglass Insulation
Dimensional Lumber
Steel
Plywood

LISTING OF DEFERRED SUBMITTALS

1. DESIGN BUILD ELECTRICAL
2. ~~DESIGN BUILD PLUMBING~~
3. DESIGN BUILD CURTAIN WALL GLAZING SYSTEM
4. ~~DESIGN BUILD IRRIGATION~~

PROJECT DIRECTORY

BUILDING OWNER
EMBARCADERO FOUR McCARTHY LLC
1301 SHOREWAY RD., STE 250
BELMONT, CA 94002
CONTACT: MUSTAFA QARSHI
TEL: 510.435.3393
EMAIL: MQARSHI@ECP-LLC.COM

CIVIL ENGINEER
KIER & WRIGHT
3350 SCOTT BLVD., #22
SANTA CLARA, CA 95054
CONTACT: HUNTER RINGROSE
DIR: 408.321.6665
HRINGROSE@KIERWRIGHT.COM

ARCHITECT
STUDIO TMT
4131 LOS ARABIS DR.
LAFAYETTE, CA 94549
TEL: 925.385.1950
FAX: 925.299.8321
CONTACT: JOHN THIELE, AIA
TEL: 510.301.0091
JTHIELE@STUDIOTMT.COM

CONTRACTOR
W.L. BUTLER
204 FRANKLIN STREET
REDWOOD CITY, CA 94063
CONTACT: NICK GROEGER
TEL: 650.568.5448
EMAIL: NICK.GROEGER@WLBUTLER.COM

STRUCTURAL ENGINEER
NISHKIAN MENNINGER
600 HARRISON ST., SUITE 110
CONTACT: TREVOR WONG
TEL: 415.536.9312
EMAIL: TWONG@NISHKIAN.COM

LANDSCAPE ARCHITECTS
CULTIVATE
101 THE EMBARCADERO STE. 212
SAN FRANCISCO, CA 94105
CONTACT: AMIE MACPHEE
TEL: 415.590.2020
EMAIL: AMIE@CULTIVATE-CA.COM

SCOPE OF WORK

THE PROJECT CONSISTS OF EXTERIOR SITE IMPROVEMENTS TO UPGRADE LANDSCAPING, RECONFIGURE EXISTING LANDSCAPE AREA AND RESTRIPE EXISTING PAVED AREAS TO INCREASE PARKING ON SITE.
ARCHITECTURALLY, AT THE MAIN McCARTHY STREET ENTRY TO THE BUILDING, THE PROJECT WILL REMOVE AN EXISTING ENTRY CANOPY AND REPLACE IT WITH A NEW METAL ENTRY TRELLIS AS WELL AS NEW GLAZING/ENTRY DOORS AT THE RECESSED PORTION OF THE EAST FACADE. IN THE RECESSED PORTION OF SOUTHWEST SECONDARY BUILDING ENTRY A NEW METAL TRELLIS AND NEW GLAZING/ENTRY DOORS WILL ALSO BE CONSTRUCTED.

THE PROJECT HAS RECEIVED A MINOR SITE DEVELOPMENT PERMIT AS OUTLINED IN THE APPROVAL LETTER MS15-011 DATED NOVEMBER 10, 2015.

DRAWING INDEX

ARCHITECTURAL

A00.0	COVER SHEET: PROJECT DATA, SCOPE, SHEET LEGEND, ABBREVIATIONS
CG-1	CAL-GREEN CHECKLIST
CB-1	BLUEPRINT FOR A CLEAN BAY
A00.3A	T24 ENERGY CALCULATIONS - EXTERIOR ENVELOPE SHEET 1
A00.3B	T24 ENERGY CALCULATIONS - EXTERIOR ENVELOPE SHEET 2
A00.5	SITE PLAN
A01.0	DEMOLITION PLANS
A02.0	CONSTRUCTION PLANS
A03.0	EXTERIOR ELEVATIONS
A03.1	EAST ENTRY TRELLIS ENLARGED PLANS, SECTIONS & DETAILS
A03.2	SOUTH ENTRY CAFE TRELLIS ENLARGED PLANS, SECTIONS & DETAILS
A12.0	DETAILS
A12.1	DETAILS

CIVIL

C1.0	COVER SHEET
C2.0	EXISTING CONDITIONS PLAN
C3.0	OVERALL SITE PLAN
C4.0	GRADING AND DRAINAGE PLAN
C5.0	STORMWATER MANAGEMENT PLAN
C6.0	CONSTRUCTION DETAILS
C6.1	CONSTRUCTION DETAILS

LANDSCAPING

L1.0	LANDSCAPE LAYOUT PLAN
L2.0	PLANTING PLAN - ENTRY PLAZA
L2.1	PLANTING PLAN - BUILDING NORTH SIDE

STRUCTURAL

S01.0	GENERAL NOTES AND TYPICAL CONCRETE DETAILS
S02.1	ENTRY TRELLIS PLANS SECTIONS
S02.2	CAFE TRELLIS PLANS SECTIONS
S03.1	TRELLIS DETAILS
S03.2	MISCELLANEOUS DETAILS

BUILDING CODE INFORMATION

NUMBER OF STORIES:	2 STORY BUILDING (EXIST.)
APPLICABLE CODES:	2013 CA BLDG. CODE 2013 CA MECHANICAL CODE 2013 CA ELECTRICAL CODE 2013 CA ENERGY CODE 2013 CA FIRE CODE 2013 NFPA 72 FIRE ALARMS 2013 NFPA 13 SPRINKLERS 2013 CA PLUMBING CODE 2013 CA GREEN BUILDING STANDARDS CODE 2013 MILPITAS MUNICIPAL CODE (MMC)
TYPE OF CONSTRUCTION:	TYPE VB (EXIST.)
OCCUPANCY:	MIXED USE (B / OFFICE, A3 / FITNESS AREA & A-2 / CAFE)
FIRE SUPRESSION SYSTEM:	FIRE SPRINKLERS W/ VISUAL / AUDIBLE ALARMS

PROJECT DATA

PROJECT ADDRESS:	601 McCARTHY BOULEVARD MILPITAS, CA	
APN:	[illegible]	
ZONING:	INDUSTRIAL PARK - MP	
ZONING OVERLAY:	RE	
LOT AREA:	~8.656 ACRES	
PARKING SPACES REQD.:	624 STALLS - WHEN FULLY OCCUPIED AS R&D	

	EXISTING	PROPOSED
FLOOR AREA:		
SECOND FLOOR	93,332 SF	93,332 SF
FIRST FLOOR	93,208 SF	93,208 SF
TOTAL	186,540 SF	186,540 SF
FLOOR AREA RATIO:	.44	.44
BUILDING COVERAGE:	95,901 SF	95,901 SF
PARKING - STANDARD STALLS:	544	359
PARKING - COMPACT STALLS:	0	248
PARKING - MOTORCYCLE STALLS:	4	4
PARKING - ACCESSIBLE STALLS:	12	13
PARKING - TOTAL:	560	624
LANDSCAPING	19,621 SF	19,621 SF

GENERAL NOTES

PROJECT LOCATION

PROJECT LOCATION
TRUE NORTH
PROJECT NORTH

SITE PLAN

PROJECT NORTH

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT
planning / architecture / interiors

4131 Los Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.8321

©2016 Copyright Studio TMT. All rights reserved

Issue	Date
ISSUE FOR PERMIT	[illegible]
PLAN CHECK RESPONSE	[illegible]

Sheet Title
COVER SHEET

Sheet No.
A00.0

Fresh Concrete and Mortar Application

Who should use this information?

- Masons and Bricklayers
- Sidewalk Construction Crews
- Patio Construction Workers
- Construction Inspectors
- General Contractors
- Home Builders
- Developers
- Concrete Delivery/Pumping Workers

Storm Drain Pollution from Fresh Concrete And Mortar Applications

Fresh concrete and cement-related mortars that wash into lakes, streams, or estuaries are toxic to fish and the aquatic environment. Disposing of these materials to the storm drains or creeks can block storm drains, causes serious problems, and is prohibited by law.

Doing the Job Right
General Business Practices

- ❑ Wash out concrete mixers only in designated wash-out areas in your yard, away from storm drains and waterways, where the water will flow into a temporary waste pit in a dirt area. Let water percolate through soil and dispose of settled, hardened concrete as garbage. Whenever possible, recycle washout by pumping back into mixers for reuse.
- ❑ Wash out chutes onto dirt areas at site that do not flow to streets or drains.
- ❑ Always store both dry and wet materials under cover, protected from rainfall and runoff and away from storm drains or waterways. Protect dry materials from wind.
- ❑ Secure bags of cement after they are open. Be sure to keep wind-blown cement powder away from streets, gutters, storm drains, rainfall, and runoff.
- ❑ Do not use diesel fuel as a lubricant on concrete forms, tools, or trailers.

During Construction

BLUEPRINT FOR A CLEAN BAY

Best Management Practices for the Construction Industry

Remember: The property owner and the contractor share ultimate responsibility for the activities that occur on a construction site. You may be held responsible for any environmental damage caused by your subcontractors or employees.

Preventing Pollution: It's Up to Us

In the Santa Clara Valley, storm drains transport water directly to local creeks and San Francisco Bay without treatment. Stormwater pollution is a serious problem for wildlife dependent on our creeks and bays and for the people who live near polluted streams or baylands. Common sources of this pollution include spilled oil, fuel, and fluids from vehicles and heavy equipment; construction debris; sediment created by erosion; landscaping runoff containing pesticides or weed killers; and materials such as used motor oil, antifreeze, and paint products that people pour or spill into a street or storm drain.

Santa Clara Valley Urban Runoff Pollution Prevention Program

Thirteen valley municipalities have joined together with Santa Clara County and the Santa Clara Valley Water District to educate local residents and businesses and fight stormwater pollution. This "blueprint" summarizes "Best Management Practices" (BMPs) for stormwater pollution prevention.

Spill Response Agencies:

1. Dial 911
2. Santa Clara County Environmental Health Services (408) 299-6930
3. Governor's Office of Emergency Services Warning Center (800) 852-7550 (24 hours)

Small Business Hazardous Waste Disposal Program

Santa Clara County businesses that generate less than 27 gallons or 220 pounds of hazardous waste per month are eligible to use Santa Clara County's Small Business Hazardous Waste Disposal Program. Call (408) 299-7300 for a quote, more information or guidance on disposal.

Local Pollution Control Agencies

Santa Clara County Office of Toxics and Solid Waste Management (408) 441-1195

Santa Clara Valley Water District (408) 265-2600

San Jose/Santa Clara Water Pollution Control Plant (408) 945-5300
Serving Milpitas, Cupertino, Los Gatos, Milpitas, Monte Sereno, San Jose, Santa Clara and Saratoga

Heavy Equipment Operation

Who should use this information?

- Vehicle and Equipment Operators
- Site Supervisors
- General Contractors
- Home Builders
- Developers

Stormwater Pollution from Heavy Equipment on Construction Sites

Doing the Job Right
Site Planning and Preventive Vehicle Maintenance

- ❑ Designate one area of the construction site, well away from streams or storm drain inlets, for auto and equipment parking, refueling, and routine vehicle and equipment maintenance. Contain the area with berms, sand bags, or other barriers.

Spill Cleanup

General Construction and Site Supervision

Who should use this information?

Storm Drain Pollution from Construction Activities

Doing the Job Right
General Principles

- ❑ Keep an orderly site and ensure good housekeeping practices are used.
- ❑ Maintain equipment properly.

Advance Planning To Prevent Pollution

Good Housekeeping Practices

- ❑ Place portable toilets away from storm drains. Make sure portable toilets are in good working order. Check frequently for leaks.

Materials/Waste Handling

Permits

Earth-Moving and Dewatering Activities

Who should use this information?

Storm Drain Pollution from Earth-Moving Activities

Doing the Job Right
General Business Practices

Practices During Construction

Dewatering Operations
Check for Toxic Pollutants

Check for Sediment Levels

Detecting Contaminated Soil or Groundwater

Landscaping, Gardening, And Pool Maintenance

Who should use this information?

Storm Drain Pollution from Landscaping and Swimming Pool Maintenance

Doing the Job Right
General Business Practices

Landscaping/Garden Maintenance

Pool/Fountain/Spa Maintenance
Draining pools or spas

Filter Cleaning

Roadwork and Paving

Who should use this information?

Storm Drain Pollution from Roadwork

Doing the Job Right
General Business Practices

During Construction

Asphalt/Concrete Removal

Milpitas Municipal Code (MMC) 2014

XI-16-11 Accidental Discharge - Notification of Discharge

XI-16-14 Enforcement and Penalties

Painting and Application of Solvents and Adhesives

Who should use this information?

Storm Drain Pollution from Paints, Solvents, and Adhesives

Doing the Job Right
Handling Paint Products

Paint Removal

Recycle/Reuse Leftover Paints Whenever Possible

Painting Cleanup

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT

planning / architecture / interiors

©2016 Copyright Studio TMT. All rights reserved

Issue	Date
ISSUE FOR PERMIT	
PLAN CHECK RESPONSE	

Sheet Title

BLUEPRINT FOR A CLEAN BAY

Sheet No.

CB-1

CITY OF MILPITAS

2013 CALGreen Non-Residential Mandatory Measures Checklist

Feature or Measure	Required
PLANNING AND DESIGN	
Site Development 5.106	

2013 CALGreen Non-Residential Mandatory Measures Checklist (Cont'd)

Feature or Measure	Required
WATER EFFICIENCY AND CONSERVATION	

2013 CALGreen Non-Residential Mandatory Measures Checklist (Cont'd)

Feature or Measure	Required
MATERIAL CONSERVATION AND RESOURCE	

2013 CALGreen Non-Residential Mandatory Measures Checklist (Cont'd)

Feature or Measure	Required
ENVIRONMENTAL QUALITY	

2013 CALGreen Non-Residential Mandatory Measures Checklist (Cont'd)

Feature or Measure	Required

2013 CALGreen Non-Residential Mandatory Measures Checklist (Cont'd)

Feature or Measure	Required
INSTALLER AND SPECIAL INSPECTOR QUALIFICATIONS	

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT

Lafayette, CA
Tel: 925.
Fax: 925.

Copyright Studio TMT. All rights reserved.

Issue	Date
~~ISSUED FOR PERMIT~~	
PLAN CHECK RESPONSE	

Sheet Title

CALGREEN CHECKLIST

Sheet No.

CG-1

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 1 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

A. PROJECT GENERAL INFORMATION

1.	Project Location (city)	Milpitas	7.	# of dwelling units	0
2.	CA Zip Code	95035	8.	Standards Version	Compliance2015
3.	Climate Zone	4	9.	Compliance Software (version)	EnergyPro 6.7
4.	Total Conditioned Floor Area	187,140 ft²	10.	Building Orientation (deg)	(E) 151 deg
5.	Total Unconditioned Floor Area	0 ft²	11.	Permitted Scope of Work	Existing+Alteration
6.	# of Stories (Habitable Above Grade)	2	12.	Building Type(s)	Nonresidential

B. COMPLIANCE RESULTS FOR PERFORMANCE COMPONENTS § 140.1

BUILDING COMPLIES

1. Energy Component	2. Standard Design (TDV)	3. Proposed Design (TDV)	4. Compliance Margin (TDV)	5. Percent Better than Standard
Space Heating	2.7	2.7	--	2.0%
Space Cooling	38.1	38.0	0.1	1.3%
Indoor Fans	11.1	11.1	--	1.0%
Heat Rejection	--	--	--	--
Pumps & Misc.	--	--	--	--
Domestic Hot Water	--	--	--	--
Indoor Lighting	42.9	42.9	--	1.0%
COMPLIANCE TOTAL	94.8	94.7	0.1	2.1%
Receptacle	111.1	111.1	0.0	2.0%
Process	--	--	--	--
Process Ltg	--	--	--	--
TOTAL	205.9	205.8	0.1	1.0%

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 2 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

C. PRIORITY PLAN CHECK/ INSPECTION ITEMS (in order of highest to lowest TDV energy savings)

1st	Space Cooling: Check envelope and mechanical
2nd	Space Heating: Check envelope and mechanical
3rd	Indoor Fans: Check envelope and mechanical
4th	Heat Rejection: Check envelope and mechanical
5th	Pumps & Misc.: Check mechanical
6th	Domestic Hot Water: Check mechanical
7th	Indoor Lighting: Check lighting

Compliance Margin By Energy Component (from Table B column 4)
Space Cooling
Space Heating
Indoor Fans
Heat Rejection
Pumps & Misc.
Domestic Hot Water
Indoor Lighting
Penalty
Energy Credit

D. EXCEPTIONAL CONDITIONS

The building does not include service water heating. Verify that service water heating is not required and is not included in the design.

E. HERS VERIFICATION

This Section Does Not Apply

F. ADDITIONAL REMARKS

None Provided

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 3 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

G. COMPLIANCE PATH & CERTIFICATE OF COMPLIANCE SUMMARY

Identify which building components use the performance or prescriptive path for compliance. "NA" = not in project.
For components that utilize the performance path, indicate the sheet number that includes mandatory notes on plans.

Building Component	Compliance Path		Compliance Forms (required for submittal)	Location of Mandatory Notes on Plans
Envelope	☒	Performance	NRCC-PRF-ENV-DETAILS (section of the NRCC-PRF-01-E)	
	☐	Prescriptive	NRCC-ENV-01 / 02 / 03 / 04 / 05 / 06-E	
	☐	NA		
Mechanical	☐	Performance	NRCC-PRF-MCH-DETAILS (section of the NRCC-PRF-01-E)	
	☐	Prescriptive	NRCC-MCH-01 / 02 / 03 / 04 / 05 / 06 / 07-E	
	☒	NA		
Domestic Hot Water	☐	Performance	NRCC-PRF-PLB-DETAILS (section of the NRCC-PRF-01-E)	
	☐	Prescriptive	NRCC-PLB-01-E	
	☒	NA		
Lighting (Indoor Conditioned)	☐	Performance	NRCC-PRF-LTI-DETAILS (section of the NRCC-PRF-01-E)	
	☐	Prescriptive	NRCC-LTI-01 / 02 / 03 / 04 / 05-E	
	☒	NA		
Covered Process: Commercial Kitchens	☐	Performance	S2 (section of the NRCC-PRF-01-E)	
	☐	Prescriptive	NRCC-PRC-02/ 03-E	
	☒	NA		
Covered Process: Computer Rooms	☐	Performance	S3 (section of the NRCC-PRF-01-E)	
	☐	Prescriptive	NRCC-PRC-01/ 04-E	
	☒	NA		
Covered Process: Laboratory Exhaust	☐	Performance	S4 (section of the NRCC-PRF-01-E)	
	☐	Prescriptive	NRCC-PRC-01/ 09-E	
	☒	NA		

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 4 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

G. COMPLIANCE PATH & CERTIFICATE OF COMPLIANCE SUMMARY

Yes	NA	Prescriptive Requirement	Compliance Forms	Yes	NA	Mandatory Requirement	Compliance Forms
☐	☒	Lighting (Indoor Unconditioned) §140.6	NRCC-LTI-01 / 02 / 03 / 04 / 05-E			Commissioning: §120.8	
				☐	☒	Simple Systems	NRCC-CXR-01 / 02 / 03 / 05-E
				☐	☒	Complex Systems	NRCC-CXR-01 / 02 / 04 / 05-E
☐	☒	Lighting (Outdoor) §140.7	NRCC-LTO-01 / 02 / 03-E	☐	☒	Electrical: §130.5	NRCC-ELC-01-E
☐	☒	Lighting (Sign) §140.8	NRCC-LTS-01-E	☐	☒	Solar Ready: §110.10	NRCC-SRA-01 / 02-E
☐	☒	Solar Thermal Water Heating: §140.5	NRCC-STH-01-E	☐	☒	Covered Process: §120.6 Parking Garage	NRCC-PRC-01-E
				☐	☒	Commercial Refrigeration	NRCC-PRC-05-E
				☐	☒	Warehouse Refrigeration	NRCC-PRC-06/07/08-E
				☐	☒	Compressed Air	NRCC-PRC-10-E
				☐	☒	Process Boilers	NRCC-PRC-11-E

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 5 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

H. CERTIFICATE OF INSTALLATION, CERTIFICATE OF ACCEPTANCE & CERTIFICATE OF VERIFICATION SUMMARY (NRCI/NRCA/NRCV) – Documentation Author to indicate which Certificates must be submitted for the features to be recognized for compliance (Retain copies and verify forms are completed and signed to post in field for Field Inspector to verify). See Tables G. and H. in MCH and LTI Details Sections for Acceptance Tests and forms by equipment.

Building Component	Compliance Forms (required for submittal)	Pass	Fail
Envelope	☒ NRCI-ENV-01-E - For all buildings	☐	☐
	☐ NRCA-ENV-02-F - NFRC label verification for fenestration	☐	☐
Mechanical	☐ NRCI-MCH-01-E - For all buildings with Mechanical Systems	☐	☐
	[illegible]	☐	☐

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 6 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

H. CERTIFICATE OF INSTALLATION, CERTIFICATE OF ACCEPTANCE & CERTIFICATE OF VERIFICATION SUMMARY (NRCI/NRCA/NRCV) – Documentation Author to indicate which Certificates must be submitted for the features to be recognized for compliance (Retain copies and verify forms are completed and signed to post in field for Field Inspector to verify). See Tables G. and H. in MCH and LTI Details Sections for Acceptance Tests and forms by equipment.

Building Component	Compliance Forms (required for submittal)	Pass	Fail
Plumbing	[illegible] (NRCI-PLB forms)	☐	☐
Indoor Lighting	[illegible] (NRCI-LTI / NRCA-LTI forms)	☐	☐
Outdoor Lighting	[illegible] (NRCI-LTO / NRCA-LTO forms)	☐	☐
Sign Lighting	☐ NRCI-LTS-01-E - Sign Lighting	☐	☐
Electrical	☐ NRCI-ELC-01-E - Electrical Power Distribution	☐	☐
Photovoltaic	☐ NRCI-SPV-01-E Photovoltaic Systems	☐	☐

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 7 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

H. CERTIFICATE OF INSTALLATION, CERTIFICATE OF ACCEPTANCE & CERTIFICATE OF VERIFICATION SUMMARY (NRCI/NRCA/NRCV) – Documentation Author to indicate which Certificates must be submitted for the features to be recognized for compliance (Retain copies and verify forms are completed and signed to post in field for Field Inspector to verify). See Tables G. and H. in MCH and LTI Details Sections for Acceptance Tests and forms by equipment.

Building Component	Compliance Forms (required for submittal)	Pass	Fail
Covered Process	☐ NRCI-PRC-01-E Refrigerated Warehouse	☐	☐
	☐ NRCA-PRC-01-F - Compressed Air Systems	☐	☐
	☐ NRCA-PRC-02-F - Kitchen Exhaust	☐	☐
	☐ NRCA-PRC-03-F - Garage Exhaust	☐	☐
	☐ NRCA-PRC-04-F - Refrigerated Warehouse - Evaporator Fan Motor Controls	☐	☐
	☐ NRCA-PRC-05-F - Refrigerated Warehouse - Evaporative Condenser Controls	☐	☐
	☐ NRCA-PRC-06-F - Refrigerated Warehouse - Air Cooled Condenser Controls	☐	☐
	☐ NRCA-PRC-07F - Refrigerated Warehouse - Variable Speed Compressor	☐	☐
	☐ NRCA-PRC-08-F - Electrical Resistance Underslab Heating System	☐	☐

I. ENVELOPE GENERAL INFORMATION (See NRCC-PRF-ENV-DETAILS for more information)

						Confirmed	
1.	Total Conditioned Floor Area	187,140 ft²	5.	Number of Floors Above Grade	2	Pass	Fail
2.	Total Unconditioned Floor Area	0 ft²	6.	Number of Floors Below Grade	0		
3.	Addition Conditioned Floor Area	0 ft²					
4.	Addition Unconditioned Floor Area	0 ft²					

7. Opaque Surfaces & Orientation	8. Total Gross Surface Area	9. Total Fenestration Area	10. Window to Wall Ratio	Pass	Fail
North Wall	13,108 ft²	10,033 ft²	76.4%	☐	☐
East Wall	4,781 ft²	3,738 ft²	78.4%	☐	☐
South Wall	12,138 ft²	9,460 ft²	77.9%	☐	☐
West Wall	5,371 ft²	3,820 ft²	68.9%	☐	☐
Total	35,398 ft²	27,050 ft²	76.0%	☐	☐
Roof	94,808 ft²	2,800 ft²	03.0%	☐	☐

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 8 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

J. FENESTRATION ASSEMBLY SUMMARY § 110.6

1. Fenestration Assembly Name / Tag or I.D.	2. Fenestration Type	3. Certification Method	4. Assembly Method	5. Area ft²	6. Overall U-factor	7. Overall SHGC	8. Overall VT	9. Status	Pass	Fail
Double Metal Tinted	VerticalFenestration	DefaultPerformance	SiteBuilt	19164	0.76	0.73	0.67	E	☐	☐
Single Metal Tinted Door	VerticalFenestration	DefaultPerformance	SiteBuilt	840	1.25	0.67	0.41	E	☐	☐
Double Metal Clear	VerticalFenestration	DefaultPerformance	SiteBuilt	601	0.76	0.71	0.77	A	☐	☐
Single Clear Door (unused)	VerticalFenestration	DefaultPerformance	SiteBuilt	136	1.19	0.83	0.88	A	☐	☐
Single Clear Swinging Door	VerticalFenestration	DefaultPerformance	Manufactured	112	1.25	0.80	0.51	A	☐	☐
Single Clear Automatic Door	VerticalFenestration	DefaultPerformance	Manufactured	96	1.25	0.80	0.51	A	☐	☐
NanaWall HSW60 SB80	VerticalFenestration	NFRCRated	Manufactured	373	0.38	0.25	0.42	A	☐	☐
NFRC Rated SB60 (1) Clear ↓↑→	VerticalFenestration	NFRCRated	SiteBuilt	727	0.41	0.41	0.61	A	☐	☐
(E) Pyramid Skylight	Skylight	DefaultPerformance	Manufactured	2800	1.39	0.08	0.82	E	☐	☐

Taking compliance credit for fenestration shading devices? (If "Yes", see NRCC-PRF-ENV-DETAILS for more information)

K. OPAQUE SURFACE ASSEMBLY SUMMARY § 120.7/ § 140.3

1. Surface Name	2. Surface Type	3. Area (ft²)	4. Framing Type	5. Cavity R-Value	6. Continuous R-Value	7. U-Factor / F-Factor / C-Factor	8. Status	Pass	Fail
(E) 5 Concrete Wall27	ExteriorWall	22153.7	NA	0	NA	U-Factor: 0.671	E	☐	☐
Spandrel Panel14	ExteriorWall	13011	NA	0	NA	U-Factor: 0.297	E	☐	☐
Slab On Grade100	UndergroundFloor	94808	NA	0	NA	F-Factor: 0.730	E	☐	☐
(E) Rigid a/Metal Deck Ro179	Roof	93808	NA	0	9	U-Factor: 0.100	E	☐	☐
Interior Concrete Deck FS82	InteriorFloor	91332	NA	0	NA	U-Factor: 0.238	A	☐	☐

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 9 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264[illegible].xml

L. ROOFING PRODUCT SUMMARY § 140.3

1. Product Type	2. Product ≥ 5 lb/ft²	3. Aged Solar Reflectance	4. Thermal Emittance	5. SRI	6. Cool Roof Credit	7. CRRC Product ID Number	Pass	Fail
(E) Rigid a/Metal Deck Ro179	No	0.08	0.75	NA	No	NA	☐	☐

M. HVAC SYSTEM SUMMARY (see NRCC-PRF-MCH-DETAILS for more information) § 110.1 / § 110.2

Dry System Equipment (Fan & Economizer info included below in Table N)

1. Equip Name	2. Equip Type	3. System Type (Simple or Complex)	4. Qty	5. Total Heating Output (kBtu/h)	6. Supp Heat Source (Y/N)	7. Supp Heat Output (kBtuh)	8. Total Cooling Output (kBtu/h)	9. Efficiency Cooling	Efficiency Heating	10. Acceptance Testing Required? (Y/N)	11. Status	Pass	Fail
Hypothetical	SZAC (PackagedSPhase)	Simple	31	148	No	0	121	EER-11.0	AFUE-80.0	No	E	☐	☐

Wet System Equipment / Pumps

12. Equip Name	13. Equip Type	14. Qty	15. Vol (gal)	16. Rated Capacity (kBtu/h)	17. Efficiency	18. Standby Loss	19. Tank Ext. R Value	20. Qty	21. GPM	22. HP	23. VSD (Y/N)	24. Status	Pass	Fail

[illegible] (footnotes 1–6)

Discrepancy between modeled and designed equipment sizing? (If "Yes", see Table F. "Additional Remarks" for an explanation) — No

CA Building Energy Efficiency Standards - 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

studio TMT

planning / architecture / interiors

4131 Los Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1050
Fax: 925.299.8121

© 2016 Copyright Studio TMT. All rights reserved

Issue	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.26.16

Sheet Title

T24 ENERGY CALC
EXTERIOR ENVELOPE
SHEET 1

Project No.	15067.00
Scale	As Noted
Drawn	XX
Checked	XX
Sheet No.	A00.3A

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 10 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

N. ECONOMIZER & FAN SYSTEMS SUMMARY[1]													§ 140.4	Confirmed	
1.	2.	3.					4.						5.		
Equip Name	Outside Air CFM	Supply Fan CFM	HP	BHP	TSP (inch WC)	Control	Return Fan CFM	HP	BHP	TSP (inch WC)	Control		Economizer Type (if present)	Pass	Fail
Hypothetical1	2807	4000	1.020	1.020	1.34	ConstantVolume	NA	NA	NA	NA	NA		DifferentialDryBulb	☐	☐

[1] [illegible]

O. EQUIPMENT CONTROLS			§ 120.2	Confirmed
1.	2.	3.		
Equip Name	Equip Type	Controls	Pass	Fail
Hypothetical1	SZAC	No DCV Controls Differential Drybulb Economizer No Supply Air Temp. Control	☐	☐

P. SYSTEM DISTRIBUTION SUMMARY	§ 120.4/ § 140.4(l)
This Section Does Not Apply	

Does the Project include Zonal Systems? (If "Yes", see NRCC-PRF-MCH-DETAILS for system information)	No
Does the Project include a Solar Hot Water System? (If "Yes", see NRCC-PRF-MCH-DETAILS for system information)	No
Multifamily or Hotel/ Motel Occupancy? (If "Yes", see NRCC-PRF-MCH-DETAILS for DHW system information)	No

Q. INDOOR CONDITIONED LIGHTING GENERAL INFO (see NRCC-PRF-LTI-DETAILS for more info)[2]						§ 140.6 Confirmed	
1.	2.	3.	4.	5.			
Occupancy Type[1]	Conditioned Floor Area[1] (ft²)	Installed Lighting Power (Watts)	Lighting Control Credits (Watts)	Additional (Custom) Allowance: Area Category Footnotes (Watts)	Tailored Method (Watts)	Pass	Fail
						☐	☐
Building Totals:		NaN		0			

[1] See RMS [illegible]

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 11 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

[1] [illegible]
[2] [illegible]

R. INDOOR CONDITIONED LIGHTING SCHEDULE (Adapted from NRCC-LTI-01-E)[1]							§ 130.0 Confirmed	
Luminaire Schedule (includes all permanent installed lighting in conditioned space, and portable lighting over 0.3 w/ft² in offices)		Installed Watts (Conditioned)						
Name or Item Tag	Complete Luminaire Description (i.e., 3-lamp fluorescent troffer, F32T8, one dimmable electronic ballast)	Watts per luminaire	How Wattage is Determined: CEC Default from NA8	According to §130.0(c)	Total Number Luminaires	Installed Watts	Pass	Fail

[1] [illegible]

S1. COVERED PROCESS SUMMARY – ENCLOSED PARKING GARAGES	§ 140.9
This Section Does Not Apply	

S2. COVERED PROCESS SUMMARY – COMMERCIAL KITCHENS	§ 140.9
This Section Does Not Apply	

S3. COVERED PROCESS SUMMARY – COMPUTER ROOMS	§ 140.9
This Section Does Not Apply	

S4. COVERED PROCESS SUMMARY – LABORATORY EXHAUSTS	§ 140.9
This Section Does Not Apply	

T. UNMET LOAD HOURS				
Thermal Zone Name	Cooling Unmet Load Hour Limit for Thermal Zone	Proposed Cooling Unmet Load Hours	Heating Unmet Load Hour Limit for Thermal Zone	Proposed Heating Unmet Load Hours
1-Ground Floor	150	2409.75	150	4.5
2-Second Floor	150	3196.3	150	1013.25

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 12 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

U. ENERGYUSE SUMMARY		
	Electric (kWh/yr)	Natural Gas (therms/yr)
Total Annual/Baseline	1460,500	2017.2
Total Annual/Proposed	1465,700	1686.1

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 13 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

DOCUMENTATION AUTHOR'S DECLARATION STATEMENT	§ 10-103	
I certify that this Certificate of Compliance documentation is accurate and complete.		
Documentation Author Name: Steve K. Meano	Signature: *Steve K. Meano* 2016.03.01 09:40:54 -08'00'	
Company: EasyT24.com	Signature Date:	
Address: 654 Oakland Avenue	CEA Identification (if applicable): NR14-00-13008	
City/State/Zip: Oakland CA 94611		
Phone: (510) 571-4788		

RESPONSIBLE PERSON'S DECLARATION STATEMENT	
I certify the following under penalty of perjury, under the laws of the State of California:	
1	I hereby affirm that I am eligible under the provisions of Division 3 of the Business and Professions Code to sign this document as the person responsible for its preparation; and that I am licensed in the State of California as a civil engineer, mechanical engineer, electrical engineer, or I am a licensed architect.
2	I affirm that I am eligible under the provisions of Division 3 of the Business and Professions Code by section 5537.2 or 6737.3 to sign this document as the person responsible for its preparation; and that I am a licensed contractor performing this work.
3	I affirm that I am eligible under Division 3 of the Business and Professions Code to sign this document because it pertains to a structure or type of work described as exempt pursuant to Business and Professions Code Sections 5537, 5538 and 6737.1.

Responsible Envelope Designer Name: John Thiele	Signature:	
Company: studio TMT		
Address: 4131 Los Arabis Drive	Date Signed:	
City/State/Zip: Lafayette CA 94549	Declaration Statement Type:	
Phone: (925) 385-1930	Title:	License #: C18141
Responsible Lighting Designer Name:	Signature: NOT IN SCOPE	
Company:		
Address:	Date Signed:	
City/State/Zip:	Declaration Statement Type:	
Phone:	Title:	License #:
Responsible Mechanical Designer Name: - specify -	Signature: NOT IN SCOPE	
Company:		
Address:	Date Signed:	
City/State/Zip:	Declaration Statement Type:	
Phone:	Title:	License #:

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 14 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

NRCC-PRF-ENV-DETAILS -SECTION START-

A. OPAQUE SURFACE ASSEMBLY DETAILS				Confirmed	
1.	2.	3.	4.		
Surface Name	Surface Type	Description of Assembly Layers	Notes	Pass	Fail
(E) 5 Concrete Wall7	ExteriorWall	Concrete - 100 lb/ft3 - 6 in.		☐	☐
Spandrel Panel14	ExteriorWall	Aluminum w/out Therm Break - Double glass with no low e coatings - No Ins.		☐	☐
Slab On Grade100	UndergroundFloor			☐	☐
(E) Rigid a/Metal Deck Bo179	Roof	Built-up roofing - 3/8 in. Vapor permeable felt - 1/8 in. Cellular polyisocyanurate (unfaced) - 1 1/2 in. R8.8 Metal Deck - 1/16 in.		☐	☐
Interior Concrete Deck Fl182	InteriorFloor	Metal Deck - 1/16 in. Concrete - 140 lb/ft3 - 3 in. Carpet - 3/4 in.		☐	☐

B. OVERHANG DETAILS (Adapted from NRCC-ENV-02-E)					Confirmed	
1.	2.	3.		4.		
Fenestration Tag/ID	Fenestration Orientation	Overhang Dimensions: Horizontal Projection	Distance Above Window	Side Fin: Vertical Projection	Pass	Fail
(A) L Curtainwall47	East	13.0 ft.	16.0 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) Door surround48	East	13.0 ft.	16.0 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) Frameless door49	East	13.0 ft.	16.0 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) R Curtainwall50	East	13.0 ft.	16.0 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) L Curtainwall61	South	13.0 ft.	0.7 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) Sliding Glass Door64	South	13.0 ft.	0.7 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) Nana Door65	South	21.0 ft.	1.3 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) Door surround 166	South	13.0 ft.	0.7 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) Swinging Door67	South	13.0 ft.	0.7 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) Door surround 268	South	13.0 ft.	0.7 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) R Curtainwall69	South	13.0 ft.	0.7 ft.	Left: 0 ft., Right: 0 ft.	☐	☐

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 15 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

B. OVERHANG DETAILS (Adapted from NRCC-ENV-02-E)					Confirmed	
1.	2.	3.		4.		
Fenestration Tag/ID	Fenestration Orientation	Overhang Dimensions: Horizontal Projection	Distance Above Window	Side Fin: Vertical Projection	Pass	Fail
(A) Curtainwall141	East	10.0 ft.	1.0 ft.	Left: 0 ft., Right: 0 ft.	☐	☐
(A) Curtainwall153	South	12.0 ft.	0.1 ft.	Left: 0 ft., Right: 0 ft.	☐	☐

C. OPAQUE DOOR SUMMARY
This Section Does Not Apply

NRCC-PRF-MCH-DETAILS -SECTION START-

A. MECHANICAL VENTILATION AND REHEAT (Adapted from 2013-NRCC-MCH-03-E)																			Confirmed	
	1. DESIGN AIR FLOWS							2. VENTILATION (§ 120.1)												
CONDITIONED ZONE NAME	HEATING / COOLING SYSTEM ID	DESIGN PRIMARY AIR FLOW (CFM)	DESIGN PRIMARY MINIMUM AIR FLOW (CFM)	MINIMUM PRIMARY AIR FLOW FRACTION	MAXIMUM HEATING AIR FLOW (CFM)	MAXIMUM HEATING AIR FLOW FRACTION	DDC CONTROLS (Y/N)	VENT SYSTEM ID	CONDITIONED AREA (ft2)	MIN. VENT PER AREA (CFM/ft2)	DESIGN NUM. OF PEOPLE	MIN. VENT PER PERSON (CFM/person)	REQ'D VENT AIR FLOW (CFM)	DESIGN VENT AIR FLOW (CFM)	TRANSFER AIRFLOW (CFM)	DCV (Y/N)			Pass	Fail
1-Ground Floor	Hypothetical 1	2,005	NA	N1	NA	NA	N	Hypothetical 1	93,808	0.15	938	15.0	14,071	14,071	NA	N			☐	☐
2-Second Floor	Hypothetical 1	1,995	NA	N1	NA	NA	N	Hypothetical 1	93,332	0.15	933	15.0	14,000	14,000	NA	N			☐	☐
								TOTAL	187,140		1,871		28,071	28,071	NA				☐	☐

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 16 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

B. ZONAL SYSTEM AND TERMINAL UNIT SUMMARY													§ 140.4 Confirmed	
1.	2.	3.	4.		5.	6.	7.			8.				
System ID	System Type	Qty	Rated Capacity (kBtuh): Heating	Cooling	Economizer	Zone Name	Airflow (cfm): Design	Min.	Min. Ratio	Fan: BHP	Cycles	ECM Motor	Pass	Fail
Second Floor101 TRM	Uncontrolled	10	NA	NA	NA	2-Second Floor	1995	NA	NA	NA	NA	☐	☐	☐
Ground Floor9 TRM	Uncontrolled	10	NA	NA	NA	1-Ground Floor	2005	NA	NA	NA	NA	☐	☐	☐

C. EXHAUST FAN SUMMARY
This Section Does Not Apply

D. DHW EQUIPMENT SUMMARY – (Adapted from NRCC-PLB-01)
This Section Does Not Apply

E. MULTI-FAMILY CENTRAL DHW SYSTEM DETAILS
This Section Does Not Apply

F. SOLAR HOT WATER HEATING SUMMARY (Adapted from NRCC-STH-01)
This Section Does Not Apply

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 17 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

G. MECHANICAL HVAC ACCEPTANCE TESTS & FORMS (Adapted from 2013-NRCC-MCH-01-E) — § 8A4

Declaration of Required Acceptance Certificates (NRCA) - Acceptance Certificates that may be submitted. (Retain copies and verify forms are completed and signed to post in field for Field Inspector to verify).

Test Description		MCH-02A	MCH-03A	MCH-04A	MCH-05A	MCH-06A	MCH-07A	MCH-08A	MCH-09A	MCH-10A	MCH-11A	MCH-12A	MCH-13A	MCH-14A	MCH-15A	MCH-16A	MCH-17A	MCH-18A	Confirmed	
Equipment Requiring Testing or Verification	# of units	Outdoor Air	Single Zone Unitary	Air Dist. Ducts	Economizer Controls	DCV	Supply Fan VAV	Valve leakage	Supply Water Temp. Reset	Hyd. Variable Flow Control	Auto Demand Shed Control	FDD for DX Units	Auto FDD for Air & Zone	Dist. Energy Storage DX AC	TES Systems	Supply Air Temp. Reset	Condenser Water Reset Controls	ECMS	Pass	Fail
Hypothetical 1	10	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	☐	☐

NRCC-PRF-LTI-DETAILS -SECTION START-

A. INDOOR CONDITIONED LIGHTING CONTROL CREDITS (Adapted fromNRCC-LTI-02-E)	§ 140.6
This Section Does Not Apply	

B. INDOOR CONDITIONED LIGHTING MANDATORY LIGHTING CONTROLS (Adapted from NRCC-LTI-02-E)	§ 130.1
This Section Does Not Apply	

[illegible]

C. TAILORED METHOD LIGHTING POWER ALLOWANCE SUMMARY AND CHECKLIST (Adapted from NRCC-LTI-04-E)	§ 140.6
General lighting power (see Table D)	0
General lighting power from special function areas (see Table E)	NA
Additional "use it or lose it" (See Table G)	0
Total watts	0

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 18 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

D. GENERAL LIGHTING POWER (Adapted from NRCC-LTI-04-E)	§ 140.6-D
This Section Does Not Apply	

E. GENERAL LIGHTING FROM SPECIAL FUNCTION AREAS (Adapted from NRCC-LTI-04-E)							§ 140.6(c) 3H Confirmed	
Room Number	Primary Function Area	Illuminance Value (LUX)	Room Cavity Ratio (Table G)	Allowed LPD	Floor Area (ft²)	Allowed Watts	Pass	Fail
NA	NA	NA	NA	NA	NA	NA	☐	☐

[illegible]

F. ROOM CAVITY RATIO (Adapted from NRCC-LTI-04-E)							
Rectangular Spaces						Confirmed	
Room Number	Task/Activity Description	Room Length (ft)	Room Width (ft)	Room Cavity Height (ft)	RCR	Pass	Fail
NA	NA	NA	NA	NA	NA	☐	☐
Non-Rectangular Spaces							
This Section Does Not Apply							

[illegible]

G. ADDITIONAL "USE IT OR LOSE IT" (Adapted from NRCC-LTI-04-E)					Confirmed	
1.	2.	3.	4.			
Wall Display	Combined Floor Display and Task Lighting	Combined Ornamental and Special Effects Lighting	Very Valuable Merchandise	Allowed Watts	Pass	Fail
0	0	0	0	0	☐	☐

5. Wall Display
This Section Does Not Apply

6. Floor Display and Task Lighting
This Section Does Not Apply

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

Project Name:	Samsung Semi Exterior Alterations	NRCC-PRF-01-E	Page 19 of 19
Project Address:	601 McCarthy Blvd. Milpitas 95035	Calculation Date/Time:	09:36, Tue, Mar 01, 2016
Compliance Scope:	Existing/Alteration	Input File Name:	264160.ri.xml

7. Combined Ornamental and Special Effects Lighting
This Section Does Not Apply

8. Very Valuable Merchandise
This Section Does Not Apply

H. INDOOR & OUTDOOR LIGHTING ACCEPTANCE TESTS & FORMS (Adapted from NRCC-LTI-01-E and NRCC-LTO-01-E) — § 130.4

Declaration of Required Acceptance Certificates (NRCA) - Acceptance Certificates that must be verified in the field. (Retain copies and verify forms are completed and signed to post in field for Field Inspector to verify)

Test Description		Indoor: NRCA-LTI-02-A	NRCA-LTI-03-A	NRCA-LTI-04-A	Outdoor: NRCA-LTO-02-A	Confirmed	
Equipment Requiring Testing or Verification	# of units	Occ Sensors / Auto Time Switch	Auto Daylight	Demand Response	Outdoor Controls	Pass	Fail
Occupant Sensors	0	☐	☐	☐	☐	☐	☐
Automatic Time Switch	0	☐	☐	☐	☐	☐	☐
Automatic Daylighting	0	☐	☐	☐	☐	☐	☐
Demand Responsive	0	☐	☐	☐	☐	☐	☐
Outdoor Controls	0	☐	☐	☐	☐	☐	☐

CA Building Energy Efficiency Standards- 2013 Nonresidential Compliance — Report Version: NRCC-PRF-01-E-11302015-760 — Report Generated at: 2016-03-01 09:39:01

ENVELOPE MANDATORY MEASURES: NONRESIDENTIAL	ENV-MM
Project Name: Exterior Alterations	Date: 3/1/2016
DESCRIPTION	
Building Envelope Measures:	
§110.8(a):	Installed insulating material shall have been certified by the manufacturer to comply with the California Quality Standards for insulating material, Title 20 Chapter 4, Article 3.
§110.8(c):	All Insulating Materials shall be installed in compliance with the flame spread rating and smoke density requirements of Sections 2602 and 707 of Title 24, Part 2.
§110.8(f):	The opaque portions of framed demising walls in nonresidential buildings shall have insulation with an installed R-value of no less than R-13 between framing members.
§110.7(a):	All Exterior Joints and openings in the building that are observable sources of air leakage shall be caulked, gasketed, weatherstripped or otherwise sealed.
§110.6(a):	Manufactured fenestration products and exterior doors shall have air infiltration rates not exceeding 0.3 cfm/ft.² of window area, 0.3 cfm/ft.² of door area for residential doors, 0.3 cfm/ft.² of door area for nonresidential single doors (swinging and sliding), and 1.0 cfm/ft.² for nonresidential double doors (swinging).
§110.6(a):	Fenestration U-factor shall be rated in accordance with NFRC 100, or the applicable default U-factor.
§110.6(a):	Fenestration SHGC shall be rated in accordance with NFRC 200, or NFRC 100 for site-built fenestration, or the applicable default SHGC.
§110.6(b):	Site Constructed Doors, Windows and Skylights shall be caulked between the unit and the building, and shall be weatherstripped (except for unframed glass doors and fire doors).

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT
planning / architecture / interiors

4131 Los Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1930
Fax: 925.299.8521

©2016 Copyright Studio TMT. All rights reserved

Issue	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title

T24 ENERGY CALC
EXTERIOR ENVELOPE
SHEET 1

Project No.	1507.00
Scale	As Noted
Drawn	XX
Checked	XX
Sheet No.	A00.3B

SANDISK DRIVE
10' P.U.E. & P.S.U.E.
PROPERTY LINE
9'-0" TYP. STALL WIDTH
36' BLDG. SETBACK
18'-5" TYP. STALL DEPTH
27'-6" TYP. DRIVE AISLE
(E) LOADING STALLS
(E) TRASH AREA
(E) CONC. UTILITY YARD ENCLOSURE WALL
(E) UTILITY YARD
10' BLDG. SETBACK
(E) LANDSCAPING TO REMAIN
601 McCARTHY BOULEVARD
2 STORY BUILDING ~42' HIGH
MIXED USED: OFFICE (B OCC.) W/ CAFE
(A-2 OCC.) AND FITNESS AREA (A-3 OCC.)
40' EASEMENT RIGHTS
LANDS OF THE CITY AND COUNTY OF SAN FRANCISCO
FOR SITE MODIFICATIONS TO PROVIDE ADDITIONAL ONSITE PARKING INCLUDING RESTRIPING SEE CIVIL AND LANDSCAPE DRAWINGS.
36' BLDG. SETBACK
10' P.U.E.
(N) ENTRY TRELLIS - SEE FLOOR PLANS AND DETAILS
10' BLDG. SETBACK
MURPHY RANCH ROAD
McCARTHY BOULEVARD
Notes:
1. All site work shall comply with local stormwater management and erosion control ordinances.
2. All excavated soil and landscape clearing debris, 100% of trees, stumps, rocks and associated vegetation and soil shall be reused or recycled.
PROJECT NORTH

SITE PLAN
SCALE: 1" = 50'

3

NOT USED
SCALE: -
20

NOT USED
SCALE: -
16

NOT USED
SCALE: -
12

NOT USED
SCALE: -
8

NOT USED
SCALE: -
4

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT
planning / architecture / interiors

4131 Cas Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.8831

©2016 Copyright studio TMT. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title
SITE PLAN

Project No	15007.00
Scale	As Noted
Drawn	XX
Checked	XX

Sheet No.
A00.5

RECEIVING
FITNESS
OFFICE
ACCESSORY
KITCHEN
MEETING
CAFE
(E) GLAZING TO REMAIN
REMOVE (E) GLAZING
REMOVE (E) PRECAST PILASTER AND INT. PARTITION
REMOVE (E) ROOF DOWNSPOUT AND PREPARE FOR RELOCATION
REMOVE (E) DOORS AND GLAZING

Note:
Tenant improvements are shown for reference only. No new tenant improvements are a part of this application.

SECOND FLOOR DEMOLITION PLAN

SCALE: 1" = 20'

2

RECEIVING
FITNESS
OFFICE
ACCESSORY
KITCHEN
SERVERY
EQUIPMENT
MEETING
LOBBY
CAFE
(E) GLAZING TO REMAIN
REMOVE (E) DOORS AND GLAZING

Notes:
1. Tenant improvements are shown for reference only. No new tenant improvements are a part of this application.
2. Contractor to submit a Waste Management Plan for approval by the Building and Safety Department.

GROUND FLOOR DEMOLITION PLAN

SCALE: 1" = 20'

4

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT

planning / architecture / interiors

4131 Los Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.0831

©2016 Copyright studio TMT. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
1 PLAN CHECK RESPONSE	04.28.16

Sheet Title

DEMOLITON PLANS

Project No	15007.00
Scale	As Noted
Drawn	XX
Checked	XX

Sheet No.

A01.0

RECEIVING
FITNESS
OFFICE
MEETING
CAFE
(N) CLEAR GLASS GLAZING SYSTEM
(N) CAFE TRELLIS - SEE ENLARGED PLANS
RELOCATE DOWNSPOUT AND CONNECT TO SUBSURFACE DRAIN
(N) PAINTED MTL. GLAZING SYSTEM W/ CLEAR GLASS
(N) ENTRY TRELLIS - SEE ENLARGED PLANS

Note:
Tenant improvements are shown for reference only. No new tenant improvements are a part of this application.

SECOND FLOOR PLAN
SCALE: 1" = 20'

2

RECEIVING
FITNESS
KITCHEN
CAFE
MEETING
EQUIPMENT
OFFICE
LOBBY
(N) CLEAR GLASS SLIDING WALL
(N) CAFE TRELLIS - SEE ENLARGED PLANS
RELOCATE DOWNSPOUT AND CONNECT TO SUBSURFACE DRAIN
(N) ST. STL. ENTRY PORTAL
(N) PAINTED MTL. GLAZING SYSTEM W/ CLEAR GLASS
(N) ENTRY TRELLIS - SEE ENLARGED PLANS

Note:
Tenant improvements are shown for reference only. No new tenant improvements are a part of this application.

GROUND FLOOR PLAN
SCALE: 1" = 20'

4

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT
planning / architecture / interiors

4131 Los Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.0831

©2016 Copyright studio TMT. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title

FLOOR PLANS

Project No	15007.00
Scale	As Noted
Drawn	XX
Checked	XX

Sheet No.

A02.0

9 8 7 6 5 4 3 2 1
(N) ENTRY GROUND AND SECOND FLOOR GLAZING AND TRELLIS
9
A09.1

NOT USED 17
SCALE: -

PROPOSED EAST ELEVATION CONSTRUCTION 9
SCALE: 1" = 20'

9 8 7 6 5 4 3 2 1
(E) ENTRY GLAZING AND SHED DEMOLITION SHOWN DASHED

EXISTING EAST ELEVATION DEMOLITION 1
SCALE: 1" = 20'

A B C D E F G H J K L M N O P Q R S T U V W X Y Z
(N) ENTRY GROUND AND SECOND FLOOR GLAZING AND TRELLIS
9
A09.2

PROPOSED SOUTH ELEVATION CONSTRUCTION 2
SCALE: 1" = 20'

A B C D E F G H J K L M N O P Q R S T U V W X Y Z
(E) CAFE GLAZING DEMOLITION SHOWN DASHED

EXISTING SOUTH ELEVATION DEMOLITION 3
SCALE: 1" = 20'

GLAZING NOTES

1. REFER TO SHEET A00.38 FOR ENVELOPE MANDATORY MEASURES.
2. GLAZING ALUMINUM FRAMING SYSTEM SHALL BE 2 1/2" X 6" CURTAINWALL SYSTEM TO SIMILAR TO THE EXISTING SUPPORTED OFF THE EXISTING BUILDING STRUCTURE. PROVIDE STRUCTURAL SEALANT GLAZED (SSG) VERTICALS IN LOCATIONS SHOWN.
3. GLAZING TYPES SHALL BE:
   - A. IGU VISION GLAZING SHALL BE 1" SOLARBAN 60 (2) CLEAR/CLEAR WITH 1/2" SPACER.
   - B. IGU SPANDREL GLAZING SHALL BE 1" CLEAR/CLEAR WITH 1/2" SPACER AND CERAMIC FRIT OPACIFIER ON THE NUMBER 4 SURFACE.
   - C. TEMPERED GLASS DOORS SHALL BE 1/2" CLEAR TEMPERED GLASS.
   - D. TEMPERED GLASS AUTO SLIDING DOORS SHALL BE 1/2" CLEAR TEMPERED GLASS.
   - E. SLIDING WALL IGU GL;AZING SHALL BE 1" SOLARBAN 60 (2) WITH 1/2" SPACER.
4. ALL IGUs SHALL HAVE BLACK SPACERS.

NOT USED 20
SCALE: -

NOT USED 16
SCALE: -

NOT USED 12
SCALE: -

NOT USED 8
SCALE: -

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT
planning / architecture / interiors

4131 Cos Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.0831

©2016 Copyright studio TMT. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title

BUILDING ELEVATIONS

Project No	15007.00
Scale	As Noted
Drawn	XX
Checked	XX

Sheet No.

A09.0

NOT USED **17**
SCALE: -

NOT USED **18**
SCALE: -

NOT USED **19**
SCALE: -

NOT USED **20**
SCALE: -

PROPOSED EAST ELEVATION CONSTRUCTION - ENLARGED DETAIL **9**
SCALE: 3/16" = 1'-0"

EAST ENTRY CONSTRUCTION PLAN - GROUND FLOOR ENLARGED DETAIL **11**
SCALE: 3/16" = 1'-0"

EAST ENTRY CONSTRUCTION PLAN - SECOND FLOOR ENLARGED DETAIL
SCALE: 3/16" = 1'-0"

SECTION THRU EAST ENTRY **1**
SCALE: 3/16" = 1'-0"

SECTION THRU EAST GLAZING WALL **3**
SCALE: 3/16" = 1'-0"

NOT USED **4**
SCALE: -

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio **TMT**

planning / architecture / interiors

4131 Los Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.8831

©2016 Copyright Studio TMT. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title

EAST ENTRY
ENLARGED ELEVATIONS,
PLANS & SECTIONS

Project No	15007.00
Scale	As Noted
Drawn	XX
Checked	XX

Sheet No.

A09.1

NOT USED 17
SCALE: -

PROPOSED SOUTH ELEVATION CONSTRUCTION - ENLARGED DETAIL 9
SCALE: 3/16" = 1'-0"

SECTION THRU SOUTH ENTRY TRELLIS 1
SCALE: 3/16" = 1'-0"

NOT USED 18
SCALE: -

SOUTH ENTRY CONSTRUCTION PLAN - FIRST FLOOR ENLARGED DETAIL 11
SCALE: 3/16" = 1'-0"

SECTION THRU SOUTH ENTRY TRELLIS & PRECAST 3
SCALE: 3/16" = 1'-0"

NOT USED 19
SCALE: -

NOT USED 20
SCALE: -

SOUTH ENTRY CONSTRUCTION PLAN - SECOND FLOOR ENLARGED DETAIL 12
SCALE: 3/16" = 1'-0"

NOT USED 4
SCALE: -

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT

planning / architecture / interiors

4131 Las Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.8531

©2016 Copyright Studio TMT. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title

SOUTH ENTRY ENLARGED ELEVATIONS, PLANS & SECTIONS

Project No.	15037.00
Scale	As Noted
Drawn	XX
Checked	XX
Sheet No.	A09.2

EAST ENTRY PLAN DETAIL 13
SCALE: 1 1/2" = 1'-0"

TYPICAL END MULLION 9
SCALE: 1 1/2" = 1'-0"

TYPICAL INTERMEDIATE MULLION 5
SCALE: 1 1/2" = 1'-0"

TYPICAL GLAZING HEAD 1
SCALE: 1 1/2" = 1'-0"

NOT USED 18
SCALE: -

NOT USED 19
SCALE: -

SOUTH ENTRY SLDG. WALL @ 2ND FLR. 15
SCALE: 1 1/2"

EAST ENTRY GLAZING @ 2ND FLOOR 3
SCALE: 1 1/2" = 1'-0"

NOT USED 20
SCALE: -

SOUTH ENTRY SLDG. WALL SILL 16
SCALE: 1 1/2"

EAST ENTRY DOOR SECTION 8
SCALE: 1 1/2" = 1'-0"

EAST ENTRY GLAZING SILL 4
SCALE: 1 1/2" = 1'-0"

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT
planning / architecture / interiors

4131 Las Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.0831

©2016 Copyright studio TMT. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title
DETAILS

Project No	15007.00
Scale	As Noted
Drawn	XX
Checked	XX
Sheet No.	A12.0

SOUTH ENTRY AUTOMATIC SLIDING DOOR PLAN DETAIL — 9
SCALE: 1 1/2" = 1'-0"

SOUTH ENTRY SWINGING DOOR PLAN DETAIL — 1
SCALE: 1 1/2" = 1'-0"

NOT USED — 18
SCALE: -

NOT USED — 14
SCALE: -

NOT USED — 10
SCALE: -

SOUTH AUTO SLIDING DR. HEAD — 6
SCALE: 1 1/2" = 1'-0"

SOUTH SWINGING DR. HEAD — 2
SCALE: 1 1/2" = 1'-0"

NOT USED — 19
SCALE: -

NOT USED — 15
SCALE: -

NOT USED — 11
SCALE: -

SOUTH AUTO SLIDING DR. THRESHOLD — 7
SCALE: 1 1/2" = 1'-0"

SOUTH SWINGING DR. THRESHOLD — 3
SCALE: 1 1/2" = 1'-0"

NOT USED — 20
SCALE: -

NOT USED — 16
SCALE: -

NOT USED — 12
SCALE: -

NOT USED — 8
SCALE: -

NOT USED — 4
SCALE: -

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

studio TMT

planning / architecture / interiors

4131 Las Arabis Drive
Lafayette, CA 94549
Tel: 925.385.1950
Fax: 925.299.8531

©2016 Copyright studio TMT. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title

DETAILS

Project No	15007.00
Scale	As Noted
Drawn	XX
Checked	XX
Sheet No.	A12.1

LEGEND

	PROPOSED	EXISTING
PROPERTY LINE		(symbol)
ADJACENT PROPERTY LINE		(symbol)
CENTERLINE		(symbol)
BUILDING SETBACK LINE		(symbol)
EASEMENT		(symbol)
BUILDING LINE WITH DOOR		(symbol)
BUILDING OVERHANG		(symbol)
FOUND MONUMENT AS NOTED		(symbol)
LIGHT		(symbol)
STREET LIGHT		(symbol)
TRANSFORMER		(symbol)
FIRE HYDRANT		(symbol)
STORM DRAIN MANHOLE		(symbol)
MANHOLE		(symbol)
CLEAN OUT		(symbol)
VALVE		(symbol)
CATCH BASIN / DROP INLET	(symbol)	(symbol)
WATER METER		(symbol)
FIRE DEPARTMENT CONNECTION		(symbol)
BACK FLOW PREVENTER		(symbol)
UTILITY BOX (SIZE VARIES)		(symbol)
SIGN	(symbol)	(symbol)
BOLLARD		(symbol)
TREE W/ SIZE AND ELEVATION		18" 100.0 100.00
SPOT ELEVATION	100.0	
CURB	(symbol)	(symbol)
CURB & GUTTER	(symbol)	(symbol)
VALLEY GUTTER		
CONCRETE	(symbol)	(symbol)
ASPHALT (2.5" AC OVER 10" AB)	(symbol)	
FENCE		(symbol)
RETAINING WALL		(symbol)
STORM DRAIN	(symbol)	(symbol)
WATER		(symbol)

ABBREVIATIONS

AC	ASPHALTIC CONCRETE
AD	AREA DRAIN
CLF	CHAIN LINK FENCE
CO	CLEAN OUT
COM	COMMUNICATION
CONST.	CONSTRUCT
DTL	DETAIL
DI	DROP INLET
EB	ELECTRIC BOX
EV	ELECTRIC VAULT
EX	EXISTING
FF	FINISH FLOOR
FOB	FIBER OPTIC BOX
GEN	GENERATOR
INV	INVERT ELEVATION
LF	LINEAR FEET
L/S	LANDSCAPE
MH	MANHOLE
P.S.U.E.	PUBLIC SERVICE UTILITY EASEMENT
P.U.E.	PUBLIC UTILITY EASEMENT
PV	PAVEMENT
RIM	RIM ELEVATION
SD	STORM DRAIN
SLB	STREET LIGHT BOX
SSCO	SANITARY SEWER CLEAN OUT
SSMH	SANITARY SEWER MANHOLE
S/W	SIDEWALK
TB	TELEPHONE BOX
TYP.	TYPICAL
WB	WATER BOX

KIER & WRIGHT STANDARD NOTES

1. THE ORGANIC MATERIAL COVERING THE SITE SHALL BE STRIPPED AND STOCKPILED. THE STRIPPINGS SHALL BE USED TO BACKFILL ALL LANDSCAPE PLANTERS AND ROUGH GRADE MOUND AREAS, AS SHOWN ON LANDSCAPE DRAWINGS, TO WITHIN 0.1' OF GRADES SHOWN. EXCESS STRIPPINGS AND EXCAVATED MATERIAL SHALL BE REMOVED FROM THE SITE BY THE GRADING CONTRACTOR.
2. ADJUSTMENTS TO BUILDING PAD ELEVATIONS OR PARKING LOT GRADES TO ACHIEVE EARTHWORK BALANCE SHALL BE MADE ONLY WITH APPROVAL OF THE ENGINEER.
3. COMPACTION TO BE DETERMINED USING ASTM D1557-LATEST EDITION.
4. THE TYPES, LOCATIONS, SIZES AND/OR DEPTHS OF EXISTING UNDERGROUND UTILITIES AS SHOWN ON THE IMPROVEMENT PLANS WERE OBTAINED FROM SOURCES OF VARYING RELIABILITY. THE CONTRACTOR IS CAUTIONED THAT ONLY ACTUAL EXCAVATION WILL REVEAL THE TYPES, EXTENT, SIZES, LOCATIONS AND DEPTHS OF SUCH UNDERGROUND UTILITIES. (A REASONABLE EFFORT HAS BEEN MADE TO LOCATE AND DELINEATE ALL KNOWN UNDERGROUND UTILITIES.) HOWEVER, THE ENGINEER CAN ASSUME NO RESPONSIBILITY FOR THE COMPLETENESS OR ACCURACY OF THE DELINEATION OF SUCH UNDERGROUND UTILITIES WHICH MAY BE ENCOUNTERED, BUT WHICH ARE NOT SHOWN ON THESE DRAWINGS.
5. CONTRACTOR TO VERIFY ALL EXISTING INVERT ELEVATIONS FOR STORM DRAIN AND SANITARY SEWER CONSTRUCTION PRIOR TO ANY SITE WORK. ALL WORK FOR STORM AND SANITARY INSTALLATION SHALL BEGIN AT THE DOWNSTREAM CONNECTION POINT. THIS WILL ALLOW FOR ANY NECESSARY ADJUSTMENTS TO BE MADE PRIOR TO THE INSTALLATION OF THE ENTIRE LINE. IF THE CONTRACTOR FAILS TO BEGIN AT THE DOWNSTREAM CONNECTION POINT AND WORKS UPSTREAM, HE SHALL PROCEED AT HIS OWN RISK AND BE RESPONSIBLE FOR ANY ADJUSTMENTS NECESSARY.
6. SHOULD DISCREPANCIES EXIST BETWEEN THE ACTUAL ELEVATIONS AND LOCATIONS OF EXISTING UTILITY CONNECTIONS AND THOSE AS SHOWN ON THESE PLANS, THE CONTRACTOR SHALL NOTIFY KIER & WRIGHT CIVIL ENGINEERS AND SURVEYORS, INC., AT (408) 727-6665 BEFORE ADJUSTING UTILITY DESIGN.
7. CONTRACTOR SHALL UNCOVER AND EXPOSE ALL EXISTING UTILITY AND SEWER LINES WHERE THEY ARE TO BE CROSSED ABOVE OR BELOW BY THE NEW FACILITY BEING CONSTRUCTED IN ORDER TO VERIFY THE GRADE AND TO ASSURE THAT THERE IS SUFFICIENT CLEARANCE. IF THE CONTRACTOR REQUIRES ASSISTANCE HE SHALL CALL KIER & WRIGHT CIVIL ENGINEERS AND SURVEYORS, INC. AT 408/727-6665 AND REQUEST A SURVEY CREW TO MAKE THE DETERMINATION. PIPE SHALL NOT BE STRUNG NOR TRENCHING COMMENCED UNTIL ALL CROSSINGS HAVE BEEN VERIFIED FOR CLEARANCE. IF THE CONTRACTOR FAILS TO FOLLOW THIS PROCEDURE, HE WILL BE SOLELY RESPONSIBLE FOR ANY EXTRA WORK OR MATERIAL REQUIRED IF MODIFICATIONS TO THE DESIGN ARE NECESSARY.
8. THE CONTRACTOR SHALL SET HIS STRING OR WIRE THROUGH AT LEAST THREE GRADE STAKES TO VERIFY THE GRADE. IF THE STAKES DO NOT PRODUCE A UNIFORM GRADE, NOTIFY THE ENGINEER IMMEDIATELY AND HAVE THE GRADES CHECKED PRIOR TO TRENCHING.

9.–20. [illegible]

SITE ACCESSIBILITY NOTES

[illegible]

CITY STANDARD GRADING & DRAINAGE NOTES

[illegible]

TOPOGRAPHIC SURVEY NOTES

[illegible]

CIVIL SHEET INDEX

SHEET NUMBER	SHEET TITLE	EXTERIOR PERMIT DATE:02.29.16	-	-	-	-
C1.0	COVER SHEET	●				
C2.0	EXISTING CONDITIONS PLAN	●				
C3.0	OVERALL SITE PLAN	●				
C4.0	GRADING & DRAINAGE PLAN	●				
C5.0	STORMWATER MANAGEMENT PLAN	●				
C6.0	CONSTRUCTION DETAILS	●				
C6.1	CONSTRUCTION DETAILS	●				

BENCHMARK

CITY OF MILPITAS BM BEL-MCC; BRASS DISK IN MONUMENT WELL AT INTERSECTION, BELLOW DRIVE AND MCCARTHY BOULEVARD

ELEVATION: 19.016 FEET (DATUM) NGVD 1929

APPLICABLE CODES

- 2013 CALIFORNIA BUILDING CODE
- 2013 CALIFORNIA PLUMBING CODE
- 2013 CALIFORNIA ELECTRICAL CODE
- 2013 CALIFORNIA FIRE CODE
- 2013 TITLE 24
- ALL LOCAL & STATE AMENDMENTS

811

Know what's below. Call 811 before you dig.

Exterior Renovation

601 McCarthy Blvd.
Milpitas, California 95035

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
Fax (408) 727 5641

REGISTERED PROFESSIONAL ENGINEER MARK A. KNUDSEN 75628 CIVIL STATE OF CALIFORNIA

MARK A. KNUDSEN RCE 75628

© 2016 Copyright Kier & Wright. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title

COVER SHEET

Project No	A06052-6
Scale	As Noted
Drawn	HAR
Checked	MAK
Sheet No.	C1.0

I:\PROJECTS\A06052-6\DWG\CIVIL\EXTERIOR PERMIT\ C1.0 - COVR.dwg USER: hringrose DATE: 4/27/2016 - 1:59pm

SANDISK DRIVE
MURPHY RANCH ROAD
MCCARTHY BOULEVARD
LANDS OF THE CITY AND COUNTY OF SAN FRANCISCO
NORTH

Exterior Renovation

601 McCarthy Blvd.
Milpitas, California 95035

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
Fax (408) 727 5641

MARK A. KNUDSEN RCE 75628

© 2016 Copyright Kier & Wright. All rights reserved.

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.22.16

Sheet Title

EXISTING CONDITIONS PLAN

Project No	A06052-8
Scale	As Noted
Drawn	HAR
Checked	MAK
Sheet No.	C2.0

SITE PARKING SUMMARY	EXISTING	PROPOSED
STANDARD STALLS	544	359
COMPACT STALLS	0	248
MOTORCYCLE STALLS	4	4
ACCESSIBLE STALLS	12	13
TOTAL PARKING STALLS	560	624

REQUIRED PARKING STALL COUNT:
PER MILPITAS ZONING CODE XI-10-53.09:
RESEARCH AND DEVELOPMENT: 1 PER 300 SQ. FT.
BUILDING SIZE: 187,314 SQ. FT.
REQUIRED STALLS: 187,314/300 = 624 STALLS

ACCESSIBLE PARKING REQUIREMENTS

PER CBC 11208.2, TABLE 11B-208.2, ACCESSIBLE STALLS REQUIRED:
TOTAL REQUIRED ACCESSIBLE PARKING: 501-1000 TOTAL = 2% OF TOTAL PARKING
13 STALLS REQUIRED
EX. ACCESSIBLE PARKING PROVIDED: 12 STALLS
PROPOSED ACCESSIBLE PARKING PROVIDED: 13 STALLS

1101 SANDISK DR
1001 SANDISK DR
SANDISK DRIVE
601 MCCARTHY BLVD
500 MCCARTHY BLVD
MURPHY RANCH ROAD
MCCARTHY BOULEVARD
RAMP
NORTH
Scale 1" = 40 ft

Exterior Renovation

601 McCarthy Blvd.
Milpitas, California 95035

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
Fax (408) 727 5641

REGISTERED PROFESSIONAL ENGINEER MARK A. KNUDSEN 75828 CIVIL STATE OF CALIFORNIA

MARK A. KNUDSEN RCE 75828

© 2016 Copyright Kier & Wright. All rights reserved.

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.25.16

Sheet Title

OVERALL SITE PLAN

Project No	A05053-9
Scale	As Noted
Drawn	HAR
Checked	MAK
Sheet No.	C3.0

I:\PROJECTS\A05052-9\DWG\CIVIL\EXTERIOR PERMIT\ C3.0 - SITE.dwg USER: bringrose DATE: 4/27/2016 - 2:27pm

AREA B
SANDISK DRIVE
AREA A
REMOVE EX. STRIPING & RESTRIPE STALLS PER DTL. 15/C6.1
601 MCCARTHY BLVD
MURPHY RANCH ROAD
MCCARTHY BOULEVARD
NORTH

OVERALL GRADING AND DRAINAGE PLAN

SCALE: 1"=40'

SANDISK DRIVE
REMOVE EX. CURB
COMPACT STALL
CONST. SLOTTED ROLLED CURB PER DTL. 03/C6.0
CONFORM TO EX. PAVEMENT PER DTL. 05/C6.0
REMOVE EX. STRIPING & RESTRIPE STALLS PER DTL. 13/C6.1
BIORETENTION
NORTH

PAVING LEGEND

SECTION	LOCATION	LEGEND
2.5" AC ON 10.0" CL II A.B.	ASPHALT	
4.0" PCC ON 4.0" CL II A.B.	PEDESTRIAN CONCRETE	

*ASPHALT SECTION IS BASED ON MMC 11-13-16 MINIMUM COMMERCIAL PAVING STANDARD

GRADING AND DRAINAGE PLAN (AREA A)

SCALE: 1"=10'

CONST. KEYED ROLLED CURB PER DTL. 01/C6.0
COMPACT STALL
REMOVE EX. CURB
REMOVE EX. STRIPING & RESTRIPE STALLS PER DTL. 15/C6.1
CONFORM TO EX. PAVEMENT PER DTL. 05/C6.0
REMOVE EX. ISLAND
EV
CONST. TRUNCATED DOMES
CONST. CONC. RAMP
NORTH

GRADING AND DRAINAGE PLAN (AREA B)

SCALE: 1"=10'

Exterior Renovation

601 McCarthy Blvd.
Milpitas, California 95035

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.

REGISTERED PROFESSIONAL ENGINEER MARK A. KNUDSEN 75828 CIVIL STATE OF CALIFORNIA

MARK A. KNUDSEN RCE 75828

© 2016 Copyright Kier & Wright. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.28.16

Sheet Title

GRADING AND DRAINAGE PLAN

Project No	A00503-6
Scale	As Noted
Drawn	HAR
Checked	MAK
Sheet No.	C4.0

SANDISK DRIVE
TCM 01
ALTERNATE COMPLIANCE FOR DMA 01
DMA 01
AREA NOT TREATED (7,067 SF)
601 MCCARTHY BLVD
MURPHY RANCH ROAD
MCCARTHY BOULEVARD

OVERALL TREATMENT AREA TOTALS

PERVIOUS AND IMPERVIOUS SURFACES COMPARISON TABLE			
a. PROJECT PHASE NUMBER: ROOF AREA(S)	N/A	b. TOTAL SITE (ACRES):	9.056
c. TOTAL SITE EXISTING IMPERVIOUS SURFACES (S.F.)	341,109	d. TOTAL AREA OF SITE DISTURBED (ACRES):	0.162

e. IMPERVIOUS SURFACES	EXISTING CONDITION (S.F.)	REPLACED (S.F.)	NEW (S.F.)
ROOF AREA(S)	93,223	0	0
PARKING	224,743	6,771	0
S/W, PATIOS, PATHS ETC.	23,143	302	0
STREETS (PUBLIC)	0	0	0
STREETS/E.V.A (PRIVATE)	0	0	0
TOTAL IMPERVIOUS SURFACES	341,109	7,073	0
f. PERVIOUS SURFACES			
LANDSCAPING	73430	0	0
PERVIOUS PAVING	0	0	0
OTHER PERVIOUS SURFACES	0	0	0
TOTAL PERVIOUS SURFACES	73430	0	0

g) TOTAL PROPOSED REPLACED + NEW IMPERVIOUS SURFACES:	7,073
h) TOTAL PROPOSED REPLACED + NEW PERVIOUS SURFACES:	0
i) % OF REPLACEMENT OF IMPERVIOUS AREA IN REDEVELOPMENT PROJECTS:2.1%	

TCM-01 CALCULATIONS	PROPOSED CONDITION (S.F.)	AREA (AC)
IMPERVIOUS SURFACES	7,097	0.16
PERVIOUS SURFACES	0	0.00
TOTAL	7,097	0.16
BIORETENTION SIZING CALCULATIONS	4% OF IMPERVIOUS AREA REQ'D (S.F.)	AREA (%)
BMP SIZE REQUIRED	284	4.0%
BMP SIZE PROVIDED	294	4.1%
PROVIDED AREA >4%		YES

ADJUST EX. OVERFLOW INLET WITH GRATE - RIM 18.5
CHRISTY V12 12"X12" DRAIN BOX OR APPROVED EQUAL.
DOME GRATE MAY BE ADEQUATE IN SOME CASES, SUBJECT TO LOCAL AGENCY APPROVAL.
BIO-FILTRATION PLANT MATERIALS (SEE LANDSCAPE PLANS FOR SPECS)
6" MIN. PONDING, REFER TO STORMWATER CALCULATIONS AND GRADING PLANS FOR EXACT DEPTHS AT EACH TREATMENT AREA
18" MIN BIO-TREATMENT SOIL MIX (BSM) PER C.3 SPECIFICATIONS INFILTRATION RATE MIN 5"/HR MAX 10"/HR
PLACE 4"Ø MIN. APPROVED COBBLES 3" BELOW CURB SLOTS UNDERLAIN WITH FILTER FABRIC (TYP.) WHERE SURFACE PARKING LOT RUNOFF FLOWS INTO BIORETENTION.
CURB SLOTS, SEE SITE PLANS FOR LOCATIONS
1
2 MAX
3 MAX
18" MIN. BSM
12" CLASS II PERMEABLE ROCK PER CALTRANS SPECIFICATIONS

1. BIORETENTION AREAS SHALL BE CONSTRUCTED UNDER THE OBSERVATION OF THE SOILS ENGINEER.
2. SOIL AT BOTTOM OF RETENTION AREA SHALL HAVE A MINIMUM PERCOLATION RATE OF 5 INCHES/HOUR AND A MAXIMUM RATE OF 10 INCHES/HOUR.
3. IN-SITU TESTING SHALL BE PERFORMED BY THE SOILS ENGINEER BEFORE AND AFTER SOIL INSTALLATION TO VERIFY PERCOLATION RATE.

BIOTREATMENT AREA SECTION

N.T.S.

BIOTREATMENT MAINTENANCE

INSPECTION ACTIVITIES	SUGGESTED FREQUENCY
• INSPECT AFTER SEEDING AND AFTER FIRST MAJOR STORMS FOR ANY DAMAGES.	POST-CONTRUCTION
• INSPECT FOR SIGNS OF EROSION, DAMAGE TO VEGETATION, CHANNELIZATION OF FLOW, DEBRIS AND LITTER, AND AREAS OF SEDIMENT ACCUMULATION. PERFORM INSPECTIONS AT THE BEGINNING AND END OF THE WET SEASON. ADDITIONAL INSPECTIONS AFTER PERIODS OF HEAVY RUNOFF ARE DESIRABLE.	SEMI-ANNUAL
• INSPECT GRASS ALONG SIDE SLOPES FOR EROSION AND FORMATION OF RILLS OR GULLIES, AND SAND/SOIL BED FOR EROSION PROBLEMS.	ANNUAL
MAINTENANCE ACTIVITIES	**SUGGESTED FREQUENCY**
• MOW GRASS TO MAINTAIN A HEIGHT OF 3-4 INCHES, FOR SAFETY, AESTHETIC, OR OTHER PURPOSES. LITTER SHOULD ALWAYS BE REMOVED PRIOR TO MOWING. CLIPPINGS SHOULD BE COMPOSTED. • IRRIGATE DURING DRY SEASON (APRIL THROUGH OCTOBER) OR WHEN NECESSARY TO MAINTAIN THE VEGETATION. • PROVIDE WEED CONTROL, IF NECESSARY TO CONTROL INVASIVE SPECIES.	AS NEEDED (FREQUENT, SEASONALLY)
• REMOVE LITTER, BRANCHES, ROCKS BLOCKAGES AND OTHER DEBRIS AND DISPOSE OF PROPERLY. • REPAIR ANY DAMAGED AREAS IDENTIFIED DURING INSPECTIONS. EROSION RILLS OR GULLIES SHOULD BE CORRECTED AS NEEDED. BARE AREAS SHOULD BE REPLANTED AS NECESSARY.	SEMI-ANNUAL
• CORRECT EROSION PROBLEMS IN THE SAND/SOIL BED. • PLANT AN ALTERNATIVE GRASS SPECIES IF THE ORIGINAL GRASS COVER HAS NOT BEEN SUCCESSFULLY ESTABLISHED. RESEED AND APPLY MULCH TO DAMAGED AREAS.	ANNUAL (AS NEEDED)
• REMOVE ALL ACCUMULATED SEDIMENT THAT MAY OBSTRUCT THE PROPER OPERATION OF THE BIO TREATMENT POND. SEDIMENT SHOULD BE REMOVED WHEN IT BUILDS UP TO 3 IN. AT ANY SPOT, OR COVERS VEGETATION, OR ONCE IT HAS ACCUMULATED TO 10% OF THE ORIGINAL DESIGN VOLUME. REPLACE THE GRASS AREAS DAMAGED IN THE PROCESS. • ROTOTILL OR CULTIVATE THE SURFACE OF THE SAND/SOIL BED OF IF THE TREATMENT AREA DOES NOT DRAW DOWN WITHIN 48 HOURS.	AS NEEDED (INFREQUENT)

NORTH
0
40
80
120
Scale 1" = 40 ft

LEGEND

[pattern]	BIOTREATMENT POND
[pattern]	IMPERVIOUS AREA
[pattern]	ALTERNATE COMPLIANCE
— — —	TREATMENT AREA LIMITS
DMA	DRAINAGE MANAGEMENT AREA
TCM	TREATMENT CONTROL MEASURE

STORMWATER CONTROL NOTES

1. THE EXISTING SITE SOILS CONSIST OF CLAY (TYPE D) SOILS.
2. THE SITE STORM DRAIN RUNOFF WILL BE FILTERED BY BIOTREATMENT AREAS. ALL STORM WATER DRAINS TO THE PUBLIC STORM DRAIN SYSTEM WITHIN SANDISK DRIVE.
3. POTENTIAL POLLUTANTS INCLUDE MOTOR VEHICLE LUBRICANTS, COOLANTS, DISC BRAKE DUST, LITTER AND DEBRIS. POLLUTANT SOURCE AREAS INCLUDE THE ASPHALT CONCRETE PARKING LOT AND DRIVE AISLES, THE ROOF OF THE BUILDING, AND THE SITE STORM DRAIN INLETS. ALL INLETS WILL BE MARKED "NO DUMPING - DRAINS TO BAY". THE PARKING LOT SHALL BE SWEPT REGULARLY TO PREVENT THE ACCUMULATION OF LITTER AND DEBRIS.
4. BIOTREATMENT AREA SHOWN IS FINAL.
5. BIOTREATMENT SIZING IS BASED ON THE FLOW BASED CALCULATIONS METHOD (SIMPLIFIED SIZING METHOD) PER SCVURPPP HANDBOOK CHAPTER 6.
6. STORMWATER IS INTENDED TO ENTER BIOTREATMENT AREAS FROM PAVED AREAS VIA CURB SLOTS ADJACENT TO POND.
7. ADDITIONAL RUN-ON FROM ADJACENT PARKING LOT EXCEEDS UNTREATED AREA.

SOURCE CONTROL MEASURES IMPLEMENTED

SD-10: SITE DESIGN & LANDSCAPE PLANNING
- MAXIMIZED TREES AND PLANTING WITHIN HARDSCAPE AND LANDSCAPE AREAS.
- VEGETATED SLOPES FOR ALL LANDSCAPE SLOPES LESS THAN 1:3 SLOPE.

SD-11: EFFICIENT IRRIGATION
- RAIN-TRIGGERED SHUTOFF DEVICES TO PREVENT IRRIGATION AFTER PRECIPITATION.
- SYSTEM DESIGNED TO SITE-SPECIFIC WATER DEMANDS AND PLANTING REQUIREMENTS.

SD-13: STORM DRAIN SIGNAGE
- ALL CATCH BASINS TO BE STENCILED WITH PROHIBITIVE LANGUAGE PER CITY STANDARDS.

Exterior Renovation

601 McCarthy Blvd.
Milpitas, California 95035

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
Fax (408) 727 5641

REGISTERED PROFESSIONAL ENGINEER MARK A. KNUDSEN 75628 CIVIL STATE OF CALIFORNIA

MARK A. KNUDSEN RCE 75628

© 2016 Copyright Kier & Wright. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.22.16

Sheet Title

STORMWATER MANAGEMENT PLAN

Project No	A05052-9
Scale	As Noted
Drawn	HAR
Checked	MAK
Sheet No.	C5.0

I:\PROJECTS\A05052-9\DWG\CIVIL\EXTERIOR PERMIT\ C5.0 – SWMP.dwg USER: hringrose DATE: 4/27/2016 – 2:29pm

SECTION A
SECTION B
CONSTRUCT GUTTER (IF SHOWN ON PLANS)
KEYED FLUSH CURB ACROSS LANDING
TAPERED CURB
FULL CURB HEIGHT

NOTES:

1. THE EDGE OF THE DETECTABLE WARNING SURFACE NEAREST THE STREET SHALL BE BETWEEN 6" AND 8" FROM THE GUTTER FLOWLINE, AND EXTEND 36" IN DEPTH.
2. MAXIMUM SLOPES OF ADJOINING GUTTERS, THE ROAD SURFACE IMMEDIATELY ADJACENT TO THE CURB RAMP, OR ACCESSIBLE ROUTES SHALL NOT EXCEED 5 PERCENT WITHIN 24" OF THE BOTTOM OF THE CURB RAMP.
3. THE RAMP SHALL HAVE A 12" WIDE BORDER WITH 1/4" GROOVES APPROXIMATELY 3/4" ON CENTER, SEE GROOVING DETAIL. THE SURFACE OF THE RAMP SHALL HAVE A TRANSVERSE BROOMED SURFACE TEXTURE ROUGHER THAN THE SURROUNDING SIDEWALK.
4. ALL DETECTABLE WARNING SURFACES SHALL BE CAST-IN-PLACE. BOLT-ON OR GLUE-ON MATERIALS ARE NOT TO BE USED. ALL MATERIALS MUST HAVE MIN. 5 YEAR WARRANTY IN COMPLIANCE WITH CITY STANDARD SPECIFICATIONS. CONTRACTOR SHALL PROVIDE CUT SHEETS TO CITY FOR APPROVAL.

ACCESSIBLE RAMP - TYPE I 08

AC CONFORM DETAIL 05

KEYED ROLLED CURB AND GUTTER 01

1. IF THE CONTRACTOR DAMAGES EXISTING ASPHALT SECTION DURING THE REMOVAL/ INSTALLATION OF CURB AND GUTTER, OR AT THE DISCRETION OF THE INSPECTOR, THE AC WILL BE REPAIRED BY SAWCUTTING 12" MINIMUM BACK FROM THE LIP OF GUTTER AND INSTALLING A 6" MINIMUM DEEP LIFT A.C. SECTION AND A 2" A.C. CONFORM AS NEEDED.
2. DEEPLIFT SECTION MAY VARY, SEE PLANS FOR MINIMUM DIMENSIONS.

CURB REMOVAL AND REPLACEMENT 06

FLUSH CURB

FLUSH CURB TRANSITION 02

WHEEL STOP 11

PLAN VIEW
SECTION A-A
CURB RAMP GROOVING

1. THE EDGE OF THE DETECTABLE WARNING SURFACE NEAREST THE STREET SHALL BE BETWEEN 6" AND 8" FROM THE GUTTER FLOWLINE, AND EXTEND 36" IN DEPTH.
2. UTILITY STRUCTURES WITHIN NEW CURB RAMPS SHOULD BE RELOCATED OR ADJUSTED TO GRADE IN CONJUNCTION WITH CURB RAMP CONSTRUCTION.
3. TAPER EDGES WHERE DOMES ARE GLUED OR BOLTED TO THE EXISTING SURFACE.

TRUNCATED DOMES AND GROOVING 09

PLAN VIEW
SECTION A-A

PLAN VIEW
SECTION B-B

CONCRETE DOWEL CONNECTIONS 07

SECTION A–A

SLOTTED ROLLED CURB AND GUTTER 03

INTERNATIONAL SYMBOL OF ACCESSIBILITY

I.S.A. PAVEMENT MARKING 12

FLUSH TRUNCATED DOMES 10

TYPICAL CONDITION
REINFORCEMENT AT JOINTS

TYPICAL CONCRETE SIDEWALK 04

Exterior Renovation

601 McCarthy Blvd.
Milpitas, California 95035

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
Fax (408) 727 5641

MARK A. KNUDSEN RCE 75628

© 2016 Copyright Kier & Wright. All rights reserved

Issues	Date
ISSUE FOR PERMIT	03.04.16
PLAN CHECK RESPONSE	04.25.16

Sheet Title

CONSTRUCTION DETAILS

Project No	A06093-6
Scale	As Noted
Drawn	HAR
Checked	MAK
Sheet No.	C6.0

NON-PAVED
PAVED AREAS
PAVEMENT
BASEROCK
NATIVE BACKFILL COMPACTION PER ASTM D1557, D2922, D2216 & D3017. TOP 30" OF TRENCH TO 95% RELATIVE, 90% RELATIVE FROM 30" TO BOTTOM.
LIMIT OF CONCRETE CAP (IF REQUIRED)
CLEAN SAND OR GRAVEL W/ MAX. PARTICLE SIZE OF 3/4", COMPACTED TO 90% RELATIVE
4" MIN. TRENCH OFFSET
4" TO 6" BEDDING
FOR PVC PIPE IN PAVED AREA, 36" MIN. COVER FROM FINISH GRADE OR CONCRETE CAP REQUIRED
FOR PVC PIPE IN PAVED AREA, 24" MIN. COVER FROM SUBGRADE OR CONCRETE CAP REQUIRED
FOR HDPE PIPE IN PAVED AREA, 12" MIN. COVER FROM SUBGRADE IS REQUIRED
PIPE MATERIAL SPECIFICATIONS
PVC PIPE PER ASTM 3034 SDR-21; J-M RING-TITE OR APPROVED EQUAL.
HDPE (SMOOTH INTERIOR) PIPE PER ASTM D3212; HANCOR SURE-LOK WT PIPE OR APPROVED EQUAL.

NEW PIPE BEDDING DETAIL (PLASTIC PIPE) | 16

SOME STALLS UTILIZE A VEHICLE OVERHANG TO REDUCE OVERALL STALL DEPTH BY 2'-0", SEE SITE PLAN FOR EXACT LOCATIONS.
FACE OF CURB EDGE OF STALL
4" WIDE WHITE STALL LINE
7'-6"
VARIES, SEE SITE PLAN
COMPACT
STALL
CLEAN AIR/
VANPOOL/EV
STANDARD STALL DETAIL
COMPACT PARKING STALLS
DESIGNATED PARKING STALLS

TYPICAL PARKING STALL DETAILS | 13

SEE PLANS FOR CURB RAMP OR PEDESTRIAN ROUTE CONDITIONS AT ACCESSIBLE STALLS
70 SQUARE INCH ACCESSIBILITY SIGN PER CBC SECTION 11B-502.8
WHEEL STOP
LOADING & UNLOADING ACCESS AISLE, BORDER PAINTED BLUE
STRIPES AT 36" MAX. ON CENTER, PAINTED A COLOR CONTRASTING WITH THE PARKING SURFACE, EITHER PAINTED BLUE OR WHITE.
NO
PARKING
TYPICAL PAVEMENT SYMBOL, I.S.A. PER CBC SECTION 11B-703.7.2.1
DIMENSION TO C/L OF STRIPE
9'-0" MINIMUM
WITHIN THE LOADING & UNLOADING ACCESS AISLE PAINT THE WORDS "NO PARKING" IN 12" HIGH MINIMUM WHITE LETTERS SO THAT IT IS VISIBLE TO TRAFFIC ENFORCEMENT OFFICIALS.
TYPICAL ACCESSIBLE PARKING CONFIGURATIONS

STRIPES AT 36" MAX. ON CENTER, PAINTED A COLOR CONTRASTING WITH THE PARKING SURFACE, EITHER PAINTED BLUE OR WHITE.
CENTERLINE OF STRIPING
ACCESSIBLE ROUTE STRIPING DETAIL

ACCESSIBLE PARKING STALLS | 14

R=1.5", TYP. FOR ALL CORNER EDGES
INTERNATIONAL SYMBOL OF ACCESSIBILITY
ACCESSIBLE PARKING SIGN TO BE PORCELAIN STEEL W/ BEADED TEXT OR APPROVED EQUAL. SIGN TO BE PER MUTCD R99 (CA) OR R99C (CA).
LETTERING & SYMBOL TO BE WHITE ON BLUE RETROREFLECTIVE BACKGROUND.
PARKING
ONLY
MINIMUM
FINE $250
VAN
ACCESSIBLE
12"
R99C (CA)
R99 (CA)
R99B (CA)
ATTACH SIGN TO POST AT CENTER OF TOP & BOTTOM. FOR WALL MOUNTING FASTEN AT ALL FOUR CORNERS, TYP.
VAN ACCESSIBLE SIGN IF REQUIRED
FINISH GRADE
12" DIAMETER x 24" DEEP CONCRETE FOOTING
SIGN MOUNTING

ACCESSIBLE PARKING SIGNAGE | 15

Exterior Renovation

601 McCarthy Blvd.
Milpitas, California 95035

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.

MARK A. KNUDSEN RCE 75628

© 2016 Copyright Kier & Wright. All rights reserved

Issues	Date
ISSUE FOR PERMIT	
PLAN CHECK RESPONSE	

Sheet Title

CONSTRUCTION DETAILS

Project No	
Scale	As Noted
Drawn	HAR
Checked	MAK
Sheet No.	C6.1

LEGEND				
SYMBOL:	ITEM:	DESCRIPTION:	SOURCE:	NOTES:
(A)	POURED CONCRETE PAVING (PEDESTRIAN)	POURED CONCRETE WITH INTEGRAL COLOR ADMIXTURE, COLOR:__________ FINISH: MEDIUM SANDWASH	L.M. SCOFIELD (800) 800-9900	CONTRACTOR TO MOCKUP 4'X4' SAMPLE OF POURED CONCRETE PAVING WITH INTEGRAL COLOR AND SANDWASH FINISH ON SITE FOR APPROVAL BY L.A.
(B)	STABILIZED DECOMPOSED GRANITE PAVING (PEDESTRIAN)	COMPACTED DECOMPOSED GRANITE, COLOR: TAN, SOIL BINDER: STABILIZER SOLUTION, COMPACTED AGGREGATE BASE	STABILIZER SOLUTIONS (800) 336-2468	CONTRACTOR TO SUBMIT A SAMPLE FOR APPROVAL BY L.A.
(C1)	POURED CONCRETE PAVING WITH ALTERNATING BANDS (PEDESTRIAN)	POURED CONCRETE PAVING WITH INTEGRAL COLOR ADMIXTURE, COLOR: FRENCH GREY, FINISH: ALTERNATING BANDS OF LIGHT SANDBLAST FINISH AND HEAVY SANDBLAST FINISH	L.M. SCOFIELD (800) 800-9900	CONTRACTOR TO MOCKUP 4'X4' SAMPLES OF POURED CONCRETE PAVING WITH LIGHT SANDBLAST FINISH AND HEAVY SANDBLAST FINISH ON SITE FOR APPROVAL BY L.A.
(C2)	POURED CONCRETE PAVING WITH ALTERNATING BANDS (VEHICULAR)	COLOR AND FINISH TO MATCH PEDESTRIAN PAVING		
(D)	TRUNCATED DOME PAVER	12" SQUARE PRECAST CONCRETE PAVER WITH ADA-COMPLIANT DOMES, COLOR:__________	STEPSTONE, INC. (800) 572-9029	
(SH)	STEEL HEADER	'SURE-EDGE' STEEL EDGING, SIZE: 3/16" X 4" X 16', COLOR: BLACK POWDERCOAT FINISH	SURE-LOC EDGING CORP (800) 787-3562	INSTALL PER MANUFACTURER'S RECOMMENDATIONS

TRUNCATED DOME PAVERS
POURED CONCRETE PAVING (PEDESTRIAN)
STABILIZED DECOMPOSED GRANITE PAVING (PEDESTRIAN)
EXISTING ASPHALT TO REMAIN
4'-0" TYP.
2'-0" TYP.
EXISTING ASPHALT PAVING TO REMAIN
REPLACE EXISTING ASPHALT PAVING WITH POURED CONCRETE PAVING
EXISTING CURBS AND GUTTERS TO REMAIN
REPLACE EXISTING PAVING WITH POURED CONCRETE PAVING
EXISTING WALKWAY TO REMAIN
MCCARTHY BOULEVARD
PROPERTY LINE
P.A.

ENTRY PLAZA AND NORTH SIDE

EXISTING BUILDING
TRELLIS POSTS AND OVERHEAD LINE, SEE ARCHITECTURAL DRAWINGS
POURED CONCRETE PAVING (PEDESTRIAN)
PROPERTY LINE

CAFETERIA PATIO

CULTIVATE STUDIO

© CULTIVATE 2016
THE DESIGNS AND CONCEPTS SHOWN ARE THE SOLE PROPERTY OF CULTIVATE AND MAY NOT BE USED WITHOUT THE PRIOR WRITTEN CONSENT OF CULTIVATE.

Date	Issue
09.02.2015	DRAFT REVIEW
09.24.2015	LIGHTING COORD.
09.30.2015	50% CD
10.13.2015	LIGHTING COORD.
10.27.2015	PLANNING SUBMITTAL
03.04.2016	ISSUE FOR PERMIT

REVISIONS:

No.	Date	Revision
1	04.28.16	Plan Check Response

SHEET TITLE:

LANDSCAPE LAYOUT PLAN

601 MCCARTHY BLVD.
MILPITAS, CA

PROJECT #: –
DRAWN: CK
CHECKED: AM
SCALE: AS NOTED

IF THIS DRAWING IS NOT 22" X 34", IT HAS BEEN ALTERED FROM THE ORIGINAL SIZE AND THE SCALE IS NO LONGER APPLICABLE.

SHEET NUMBER:

L1.0

CULTIVATE STUDIO

LABEL	QTY.	BOTANICAL NAME	COMMON NAME	SIZE	SPACING	WATER USE
TREES						
BET PAP	31	*Betula pendula*	European White Birch	15 gal	as shown	high
PLA ACE	29	*Platanus acerifolia 'Yarwood'*	London Plane Tree	24" box	as shown	moderate
SHRUBS						
EUO EG	91	*Euonymus 'Emerald Gaiety'*	Emerald Gaiety Wintercreeper	1 gal	as shown	moderate
GRASSES & GROUNDCOVERS						
FES GLA	2208	*Festuca glauca*	Blue Fescue	plugs	18" o.c.	low
FES MAI	271	*Festuca mairei*	Atlas Fescue	1 gal	as shown	low
FES RUB	2209	*Festuca rubra*	Creeping Red Fescue	plugs	18" o.c.	low
HEL SEM	1426	*Helictotrichon sempervirens*	Blue Oat Grass	plugs	24" o.c.	low
MIS YJ	182	*Miscanthus sinensis 'Yaku Jima'*	Dwarf Maiden Grass	1 gal	as shown	moderate
PER ATR	32	*Perovskia atriplicifolia 'Blue Spire'*	Russian Sage	1 gal	as shown	low
SAL LEU	86	*Salvia leucantha*	Mexican Bush Sage	1 gal	as shown	low

NOTE: FOUR (4) PROTECTED TREES WILL BE REMOVED AS PART OF THIS PROJECT.

MATCHLINE - SEE SHEET L2.1
FES RUB
EXISTING TREE TO BE REMOVED
FES MAI
BET PAP
EUO EG
HEL SEM
PLA ACE
EXISTING EVERGREEN HEDGE TO REMAIN TO SCREEN PARKING SPACES
EXISTING TREE TO BE REMOVED
HEL SEM
MIS YJ
PLA ACE
SAL LEU
PER ATR
HEL SEM
SAL LEU
PER ATR
SAL LEU
PER ATR
MCCARTHY BOULEVARD
EXISTING EVERGREEN HEDGE TO REMAIN TO SCREEN PARKING SPACES
BET PEN
FES MAI
FES RUB
PLA ACE
FES RUB
EXISTING (3) TREES TO BE REMOVED
EUO EG
PROPERTY LINE
PROPERTY LINE

0 5 10 20'

© CULTIVATE 2016
THE DESIGNS AND CONCEPTS SHOWN ARE THE SOLE PROPERTY OF CULTIVATE AND MAY NOT BE USED WITHOUT THE PRIOR WRITTEN CONSENT OF CULTIVATE.

Date	Issue
09.02.2015	DRAFT REVIEW
09.24.2015	LIGHTING COORD.
09.30.2015	50% CD
10.13.2015	LIGHTING COORD.
10.27.2015	PLANNING SUBMITTAL
03.04.2016	ISSUE FOR PERMIT

REVISIONS:

No.	Date	Revision
1	04.28.16	Plan Check Response

SHEET TITLE:

PLANTING PLAN - ENTRY PLAZA

601 MCCARTHY BLVD.

MILPITAS, CA

PROJECT#: -
DRAWN: CK
CHECKED: AM
SCALE: AS NOTED

IF THIS DRAWING IS NOT 22" X 42", IT HAS BEEN ALTERED FROM THE ORIGINAL SIZE AND THE SCALE IS NO LONGER APPLICABLE.

SHEET NUMBER:

L2.0

LABEL	QTY.	BOTANICAL NAME	COMMON NAME	SIZE	SPACING	WATER USE
TREES						
BET PAP	31	*Betula pendula*	European White Birch	15 gal	as shown	high
PLA ACE	29	*Platanus acerifolia 'Yarwood'*	London Plane Tree	24" box	as shown	moderate
SHRUBS						
EUO IG	91	*Euonymus 'Emerald Gaiety'*	Emerald Gaiety Wintercreeper	1 gal	as shown	moderate
GRASSES & GROUNDCOVERS						
FES GLA	2208	*Festuca glauca*	Blue Fescue	plugs	18" o.c.	low
FES MAI	271	*Festuca mairei*	Atlas Fescue	1 gal	as shown	low
FES RUB	2209	*Festuca rubra*	Creeping Red Fescue	plugs	18" o.c.	low
HEL SEM	1426	*Helictotrichon sempervirens*	Blue Oat Grass	plugs	24" o.c.	low
MIS YA	182	*Miscanthus sinensis 'Yaku Jima'*	Dwarf Maiden Grass	1 gal	as shown	moderate
PER ATR	32	*Perovskia atriplicifolia 'Blue Spire'*	Russian Sage	1 gal	as shown	low
SAL LEU	86	*Salvia leucantha*	Mexican Bush Sage	1 gal	as shown	low

NOTE: FOUR (4) PROTECTED TREES WILL BE REMOVED AS PART OF THIS PROJECT.

SANDISK DRIVE
SAL LEU
MIS YA
HEL SEM
EXISTING TREE TO BE REMOVED
COMPACT STALL
EV
FES MAI
PLA ACE
FES RUB
FES MAI
MATCHLINE - SEE SHEET L2.0

0 5 10 20'

CULTIVATE STUDIO

© CULTIVATE 2016
THE DESIGNS AND CONCEPTS SHOWN ARE THE SOLE PROPERTY OF CULTIVATE AND MAY NOT BE USED WITHOUT THE PRIOR WRITTEN CONSENT OF CULTIVATE.

Date	Issue
09.02.2015	DRAFT REVIEW
09.24.2015	LIGHTING COORD.
09.30.2015	50% CD
10.13.2015	LIGHTING COORD.
10.27.2015	PLANNING SUBMITTAL
03.04.2016	ISSUE FOR PERMIT

REVISIONS:

No.	Date	Revision
1	04.28.16	Plan Check Response

SHEET TITLE:

PLANTING PLAN - NORTH SIDE

601 MCCARTHY BLVD.

MILPITAS, CA

PROJECT#: -
DRAWN: CK
CHECKED: AM
SCALE: AS NOTED

IF THIS DRAWING IS NOT 30" X 42", IT HAS BEEN ALTERED FROM THE ORIGINAL SIZE AND THE SCALE IS NO LONGER APPLICABLE.

SHEET NUMBER:

L2.1

Exterior Alterations

501 McCarthy Blvd.
Milpitas, California 95035

(19) GENERAL NOTES

NTS

REINFORCING BAR SPLICE AND STRAIGHT DEVELOPMENT LENGTHS SCHEDULE

[SEE NOTES BELOW] (NORMAL WEIGHT CONCRETE)

TENSION SPLICE	F'c PSI		BAR SIZE GRADE 60	#3	#4	#5	#6	#7	#8	#9	#10
CLASS B	3000	CASE 1	TOP	28"	37"	47"	56"	81"	93"	105"	118"
			OTHER	22"	28"	36"	43"	63"	72"	81"	91"
	3000	CASE 2	TOP	42"	56"	70"	84"	122"	138"	157"	177"
			OTHER	32"	43"	54"	64"	94"	107"	121"	136"

NOTE: 1. PROVIDE 30% LONGER LAP LENGTH FOR LIGHTWEIGHT CONCRETE.
2. PROVIDE 25% LONGER LAP LENGTH FOR GRADE 75 REBAR.

NOTES:

1. TABULATED VALUES ARE BASED ON ACI 318-05 CHAPTER 12 GRADE 60 REINFORCING BARS AND NORMAL WEIGHT CONCRETE. SEE NOTE 4 FOR GRADE 75 AND LIGHT WEIGHT CONCRETE.
2. CASES 1 AND 2, WHICH DEPEND ON THE TYPE OF STRUCTURAL ELEMENT, CONCRETE COVER, AND THE CENTER-TO-CENTER SPACING OF THE BARS, ARE DEFINED AS:

BEAMS AND COLUMNS:
- CASE 1: CONCRETE COVER ≥ 1.0 db AND c.-c. SPACING ≥ 2.0 db AND WITH STIRRUPS OR TIES THROUGHOUT Ld NOT LESS THAN THE CODE MINIMUM.
- CASE 2: CONCRETE COVER < 1.0 db AND c.-c. SPACING < 2.0 db.

ALL OTHER ELEMENTS:
- CASE 1: CONCRETE COVER ≥ 1.0 db AND c.-c. SPACING ≥ 3.0 db.
- CASE 2: CONCRETE COVER < 1.0 db AND c.-c. SPACING < 3.0 db.

3. LAP SPLICES OF DEFORMED BARS AND DEFORMED WIRE IN TENSION SHALL BE CLASS B SPLICES EXCEPT THAT CLASS A SPLICES ARE ALLOWED WHEN ONE-HALF OR LESS OF THE TOTAL REINFORCEMENT IS SPLICED WITHIN THE REQUIRED LAP LENGTH.
4. FOR LIGHTWEIGHT AGGREGATE CONCRETE, MULTIPLY THE TABULATED VALUES BY 1.3. FOR GRADE 75 BAR, MULTIPLY THE TABULATED VALUES BY 1.25.
5. FOR EPOXY-COATED BARS, MULTIPLY THE TABULATED VALUES BY ONE OF THE FOLLOWING FACTORS:

CONCRETE COVER AND SPACING	TOP BARS	OTHER BARS
COVER < 3.0 db OR c.-c. SPACING < 7.0 db	1.50	1.50
COVER ≥ 3.0 db OR c.-c. SPACING ≥ 7.0 db	1.20	1.20

6. db = NOMINAL DIAMETER OF A BAR.
7. TOP BARS ARE HORIZONTAL REINFORCING WITH MORE THAN 12" OF CONCRETE CAST BELOW THE BAR, EXCEPT FOR WALL REINFORCING.
8. OTHER BARS ARE ALL VERTICAL, ALL HORIZONTAL WALL REINFORCING, AND HORIZONTAL REINFORCING WITH LESS THAN 12" OF CONCRETE BELOW BAR.
9. SMALLER BAR LAP LENGTH MAY BE USED WHEN SPLICING DIFFERENT SIZE BARS.
10. LAP SPLICES ARE NOT PERMITTED IF MECHANICAL SPLICES ARE SHOWN.
11. NON-CONTACT LAP SPLICED BARS SHALL NOT BE SPACED TRANSVERSELY FURTHER APART THAN ONE-FIFTH OF THE REQUIRED LAP SPLICE LENGTH NOR 6 INCHES.
12. LAP TOP BARS AT MIDSPAN AND BOTTOM BARS AT SUPPORTS UNLESS OTHERWISE SHOWN.
13. BUNDLED BAR SPLICES:
    - A. INDIVIDUAL BAR SPLICES WITHIN THE BUNDLE SHALL NOT OVERLAP EACH OTHER.
    - B. INCREASE LAP LENGTH 20% AT THREE BARS. INCREASE LAP LENGTH 33% AT FOUR BARS.

REINFORCING BAR
"L"
FACE OF SUPPORT COLUMN OR WALL
EXTEND BAR STRAIGHT U.O.N., BEND WHERE NECESSARY

"L"
12d OR 12" MIN.
1 1/2" MIN

WALL OR SLAB REINFORCING SPLICE DETAIL

(17) REINFORCING BAR SPLICE SCHEDULE AND NOTES

N.T.S.

#4 @16" O.C. E.W.
6"
WATERPROOFING MEMBRANE WHERE OCCURS

(10) TYP. SLAB ON GRADE DETAIL

NTS

(6) SITE PLAN

NTS

LAP
TOOLED JOINT
3 EQ. SPACES (KEY)
CONTINUE 50% OF TRANSVERSE REINF. THRU JOINT
1'-0" 6" 1'-0"
CONSTRUCTION JOINT
SAWCUT WITHIN 24 HOURS OF PLACING CONC.
WATERPROOFING MEMBRANE WHERE OCCURS
CONTROL JOINT
(WHERE CONTINUOUS POUR IS USED)

(9) JOINTS IN CONCRETE SLAB ON GRADE

NTS

TYPICAL T.O. CONC. SLAB ELEVATION, SEE PLAN
1'-6" MIN. OR 8E
THIS POINT SHOWN ON PLAN THUS:
"L"
DEPRESSION "L" SEE PLAN
DEPRESSED SLAB CONDITION
FINISH GRADE OR PAVING SEE PLAN
2#4 CONT. U.O.N.
SLAB SEE PLAN
1'-0" MIN.
8" MIN
EDGE OF SLAB CONDITION

(5) SLAB ON GRADE DETAIL

NTS

CURB WIDTH AS REQ'D. 4" MIN (8" MAX.)
2#4 CONT. W/ 1'-6" BENDS AT CORNERS (OR 18"x18" DOWELS) TYP.
#4@24" DOWELS (ALT. BEND)
CURB
S.A.D.
#4@24"E.W. FOR H≤6"
#4@12"E.W. FOR H>6"
2#4 CONT. BARS SEE "CURB DETAIL" FOR REQUIREMENTS
#4@16" DOWELS
1'-0" TYP.
ISLAND

NOTE:
SEE ARCH. DWGS. FOR SIZE AND LOCATIONS OF CURBS. PROVIDE INSERTS AS REQ'D. BY ARCH. AND MECH. DWGS.

(1) CONCRETE CURBS AND ISLANDS

(SLAB REINF. NOT SHOWN)

NTS

NISHKIAN MENNINGER

Sheet Title

GENERAL NOTES & TYPICAL CONCRETE DETAILS

Checked TW

S01.1

HSS 4x2x1/4 @24" O.C.
HSS 8x3x3/8
HSS 8x3x3/8
HSS 8.625 x0.375, TYP.
HSS 8.625 x0.375, TYP.
3
S03.2

19 ENTRY TRELLIS SECTION

1/4" = 1'-0"

3
S03.1
4
S03.1
HSS 8.625 x0.375, TYP
3
S03.2
2
S03.1
HSS 8.625 x0.375, TYP.
1
S03.2
17
S03.1
2'-0"ø x6'-0" DEEP
POLE FOOTING

17 ENTRY TRELLIS SECTION

1/4" = 1'-0"

17
HSS8x3x3/8
HSS6x4x1/4, TYP.
HSS6x4x1/4
HSS6x4x1/4
HSS6x4x1/4
HSS6x4x1/4
7
S03.1
HSS4x2x1/4
@ 24" O.C.
4'-6"
10'-0"
10'-0"
10'-0"
10'-0"
10'-0"
10'-0"
4'-6"
59'-0"
19
8'-0"
8'-0"
28'-4"

5 ENTRY TRELLIS PLAN

1/4" =1'-0"

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

NISHKIAN MENNINGER
CONSULTING AND STRUCTURAL ENGINEERS SINCE 1919

© 2018 Copyright Nishkian Menninger. All rights reserved.

Issue	Date
ISSUE FOR PERMIT	03.04.18
1 PLAN CHECK RESPONSE	04.25.18

Sheet Title

ENTRY TRELLIS PLAN & SECTIONS

Project No	15907.00
Scale	As Noted
Drawn	TW
Checked	TW

Sheet No.

S02.1

3
S03.1
4
S03.1
17
S03.1
2'-0"ø x3'-6" DEEP
POLE FOOTING

19 CAFE TRELLIS SECTION

1/4" =1'-0"

L3x3x3/8
HORIZ. BRACE
4'-6"
HSS SEE PLAN
11
S03.1
DIAGONAL BRACE
SEE 8/S03.1

7 CAFE TRELLIS SECTION

1/4" = 1'-0"

19 TOP CONNECTION
17 BOTTOM CONNECTION
S03.2
(E) W21x62
HSS6x4x1/4
HEADER
HSS6x4x1/4 TYP.
@ DOOR JAMB
11
S03.1
L3x3x3/8
DIAGONAL BRACE
7
S03.1
HSS6x4x1/4 HANGER
@ 4'-0" O.C.
(E) W16x31
L3x3x3/8
HORIZONTAL KICKER
10
S03.1
9
S03.1
15 TOP CONNECTION
13 BOTTOM CONNECTION
(E) W16x26
HSS 8x4x3/8
HSS 8x3x3/8
L3x3x3/8
DIAGONAL BRACE
@ BACK OF CANTILEVER HSS
L3x3x3/8
HORIZONTAL BRACE
HSS 4x2x1/4
@24" O.C.
10'-0"
7'-3"
2'-0"
3'-0"
17'-9"
24'-6"
17'-9"
3'-0"
66'-0"
(E) W

17 CAFE TRELLIS PLAN

1/4" =1'-0"

L3x3x3/8
HORIZ. BRACE
10
S03.1

5 CAFE TRELLIS SECTION

1/4" = 1'-0"

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

NISHKIAN MENNINGER
CONSULTING AND STRUCTURAL ENGINEERS SINCE 1919

© 2018 Copyright Nishkian Menninger. All rights reserved.

Issue	Date
ISSUE FOR PERMIT	03.04.18
1 PLAN CHECK RESPONSE	04.25.18

Sheet Title

CAFE TRELLIS PLAN & SECTIONS

Project No	15907.00
Scale	As Noted
Drawn	TW
Checked	TW

Sheet No.

S02.2

(E) CONC. OVER MTL DECK
1/4
HSS BEYOND
L3x3 HORIZ. BRACE
3/8" STIFFENER PL. SKEWED WITH KICKER
1/4
(E) W18x35

12 HORIZONTAL BRACE CONNECTION
NTS

(E) CONC FILL OVER METAL DECK
1/2" PL BOTH ENDS OF BRACE
4'-8"
DECK PERPENDICULAR TO BEAM

8 DIAGONAL BRACE DETAIL
NTS

HSS SEE PLAN
HSS SEE PLAN

4 PURLIN TO BEAM CONNECTION DETAILS
NTS

COLUMN CL
12"
(E) CONC. OVER MTL DECK
HSS SEE PLAN
L3x3x3/8 HORIZ. BRACE
5/8" SHEAR TAB
(E) W18x35
(E) W10x49 STL. COL

19 BEAM TO EXISTING STRUCTURE CONN.
NTS

COLUMN CL
(E) CONC. OVER MTL DECK
(E) W10x49 STL. COL.

15 BEAM TO EXISTING STRUCTURE CONN.
NTS

3-SIDES
1/4
(E) CONC. OVER MTL DECK
1/4
L3x3 HORIZONTAL BRACE
HSS SEE PLAN
3"
3"
1/4
DIAGONAL BRACE SEE 8/-
(E) W18x35
19
15

11 BEAM TO EXISTING STRUCTURE CONN.
NTS

HSS SEE PLAN
HSS SEE PLAN
1/4

7 BEAM CONNECTION
NTS

HSS SEE PLAN
HSS SEE PLAN
1/4
8"
3/8
3/4" STIFFENER PL 4 SIDES
3/4" CAP PL
5"ø STD. PIPE
HSS SEE PLAN
1/4
3/8
STL. COLUMN SEE PLAN
1

3 BEAM TO COLUMN DETAILS
NTS

HSS COLUM SEE PLAN
3" CONC. COLLAR, TYP
4"
24"ø CONC. FOOTING
EMBEDMENT DEPTH SEE PLAN
6"

17 POLE FOUNDATION
NTS

COLUMN CL
3"
(E) CONC. OVER MTL DECK
L3x3x3/8 HORIZ. BRACE
1/4
HSS SEE PLAN
(E) STL BEAM
(E) STL BEAM
(E) W10x49 STL. COL.

14 BEAM TO EXISTING STRUCTURE CONN.
NTS

(E) CONC. OVER MTL DECK
HSS SEE PLAN
1/4
L3x3 HORIZONTAL BRACE
HSS SEE PLAN
14
(E) W10x49 STL. COL.
(E) STL BEAM

10 BEAM TO EXISTING STRUCTURE CONN.
NTS

1/4
CURVED HSS SEE PLAN
HSS SEE PLAN
(E) PRECAST PANEL

6 BEAM CONNECTION
NTS

STL. COLUMN SEE PLAN
3/4" CAP PL
5/16
3/8
STL. COLUMN SEE PLAN

2 COLUMN SPLICE DETAILS
NTS

(E) CONC. OVER MTL DECK
1/4
HSS BEYOND
L3x3 HORIZ. BRACE
3/8" STIFFENER PL. SKEWED WITH KICKER
1/4
(E) STL BEAM

9 HORIZONTAL BRACE CONNECTION
NTS

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

NISHKIAN MENNINGER
CONSULTING AND STRUCTURAL ENGINEERS SINCE 1919

© 2018 Copyright Nishkian Menninger. All rights reserved.

Issue	Date
ISSUE FOR PERMIT	[illegible]
1 PLAN CHECK RESPONSE	[illegible]

Sheet Title

TRELLIS DETAILS

Project No	[illegible]
Scale	As Noted
Drawn	TW
Checked	TW
Sheet No.	S03.1

(E) MULLION

NOTE:
SEE DETAIL 11/- FOR BALANCE INFORMATION

(19) SOUTH ENTRY SLIDING DOOR FRAME DETAIL NTS

(E) MULLION
L4x4x3/8
3/16
HSS HEADER SEE PLAN
3/16
4" @12" O.C.
HSS POST SEE PLAN

(15) SOUTH ENTRY SWINGING DOOR FRAME DETAIL NTS

1/4
TYP.
(E) COLUMN

NOTE:
SEE DETAIL 3/- FOR BALANCE INFORMATION

(11) SOUTH ENTRY SLIDING WALL SUPPORT DETAIL NTS

3/16
1/4
1/2" THK PL.
1/4
DIAGONAL BRACE SEE 8/S03.1
1/4
(E) WF BEAM
L4x4x5/16
5'-6" ARCH TO VERIFY
HSS4x4x1/4 HANGER @ 8'-0" O.C.
L4x4x3/8
TYP.
HSS6x4x1/4 HEADER
3/16
4" @12" O.C.

(7) SOUTH ENTRY SLIDING WALL SUPPROT DETAIL NTS

HSS SEE PLAN
TYP.
HSS SEE PLAN
HSS POST SEE PLAN

(3) DOOR FRAME POST BASE DETAIL NTS

CL POST
C-C
C

NOTE:
SEE DETAIL 9/- FOR BALANCE INFORMATION

(17) DOOR FRAME POST BASE DETAIL NTS

CL POST
5/8" THK PLATE
8"
6"
11"
3/16
(2) HILTI KWIK BOLT TZ WITH 4" EMBEDMENT
B-B
HSS SEE PLAN
B

(13) DOOR FRAME POST BASE DETAIL NTS

CL POST
11"
6"
5/8" THK PLATE
6"
9"
3/16
(4) 1/2"φ HILTI KWIK BOLT TZ WITH 4" EMBEDMENT
A-A
HSS SEE PLAN
SOG- SEE DETAIL 10/S0.1
A
12" TYP.
2'-0" TYP. THICKENED

(1) DOOR FRAME POST BASE DETAIL NTS

Exterior Alterations

601 McCarthy Blvd.
Milpitas, California 95035

NISHKIAN MENNINGER
CONSULTING AND STRUCTURAL ENGINEERS SINCE 19[illegible]

© 20[illegible] Copyright Nishkian Menninger. All rights reserved.

Issue	Date
ISSUE FOR PERMIT	[illegible]
1 PLAN CHECK RESPONSE	[illegible]

Sheet Title

MISCELLANEOUS DETAILS

Project No	[illegible]
Scale	As Noted
Drawn	[illegible]
Checked	[illegible]

Sheet No.
S03.2

EXHIBIT C

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

PROJECT RULES

The following Project Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease. In the event of any conflict between the Project Rules and any term, covenant or condition of the Lease, then the terms of the Lease shall prevail.
1.Roof. Tenant’s right for use of the roof is limited to the terms and conditions of the Lease and Tenant’s express obligations as set forth in the Lease.
2.Signage.  No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building without the prior written consent of Landlord.  All signage approved by Landlord shall be inscribed, painted or affixed in a professional manner and at Tenant’s sole cost and expense and by a contractor approved in advance and in writing by Landlord.
3.Prohibited Uses. The Premises will not be used for manufacturing, for the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public.
4.Janitorial Services. Tenant shall be responsible for providing janitorial service for the Premises at its sole cost and expense, and Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide janitorial service to the Premises.
5.Keys and Locks. Landlord will furnish Tenant, free of charge, two keys to each exterior door or lock in the Premises and shall have no obligation to provide any further keys or access cards. Tenant will not alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without prior notice to Landlord. Tenant shall be solely liable for making properly available a fire key or other emergency access as or required by applicable Law. On the termination of the Lease, Tenant will deliver to Landlord all keys to any locks or doors in the Building which have been obtained by Tenant.
6.Freight. Tenant shall not transport freight in loads exceeding the weight limitations of the freight elevator, if any, or overload any floor, in the Building. Landlord

Exhibit C, Page 1

reserves the right to require that heavy objects will stand on wood strips of such length and thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.
7.Nuisances and Dangerous Substances. Tenant will not conduct itself or permit Tenant’s Representatives or Visitors to conduct themselves, in the Premises or anywhere on or in the Project in a manner which constitutes a nuisance. Except as otherwise expressly permitted by the terms of the Lease, Tenant will not use or keep in the Premises or the Project any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary in connection with Tenant’s Permitted Use of the Premises, including, without limitation, for the cleaning and maintenance of the Premises and office equipment as well as the operation of the Generator. Tenant will not use or keep any foul or noxious gas or substance in the Premises. Subject to terms and conditions of the Lease, Tenant will not bring or keep any animals in or about the Premises or the Project without Landlord’s prior written approval (which may include Landlord’s adoption, in its sole and absolute discretion, of a written animal policy that is generally applicable to the Building).
8.Building Name and Address. Without Landlord’s prior written consent, Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant’s business except as Tenant’s address.
9.Wiring and Cabling Installations. All electrical wires and cables installed in the Premises or the Building by or on behalf of Tenant shall be plenum-rated. Except as expressly permitted in the Lease, no boring or cutting for wires or cables will be allowed without the prior written consent of Landlord.
10.Plumbing Facilities. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.
11.Use of Hand Trucks. Tenant will not use or permit to be used in the Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.
12.Refuse. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal. If Landlord, or any local governmental authority having jurisdiction over the Building, requires separation of “wet” and “dry” garbage as of the date hereof or at any time after the date hereof, Tenant shall comply with the requirements imposed by Landlord and/or such governmental entity (as the case may be) with respect to the separation of refuse.
13.Parking. Tenant will use, and cause Tenant’s Representatives and Visitors to use, any parking spaces to which Tenant is entitled under the Lease in a manner consistent with

Exhibit C, Page 2

Landlord’s directional signs and markings in the Parking Facility. Specifically, but without limitation, Tenant will not park, or permit Tenant’s Representatives or Visitors to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers registered as such with the California Department of Motor Vehicles. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.
14.Fire, Security and Safety Regulations. Tenant will comply with all safety, security, fire protection and evacuation measures and procedures reasonably established by Landlord or promulgated by any governmental agency.
15.Responsibility for Theft. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.
16.Sales and Auctions. Tenant will not conduct or permit to be conducted any sale by auction in, upon or from the Premises or elsewhere in the Project, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.
17.Effect on Lease. These Project Rules are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Violation of these Project Rules constitutes a failure to fully perform the provisions of the Lease, as referred to in Section 15.1 - “Events of Default”.
18.Additional and Amended Rules. Landlord reserves the right to rescind or amend these Project Rules and/or adopt any other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein; provided that any such change shall not materially adversely affect Tenants rights or obligations under the Lease.
19.Crane and Rigging Operations. For safety purposes, crane or rigging operations are required to be pre-planned so that no building occupants are working or are allowed under a loaded crane during operation. The only exception to this rule is trained crane company employees who are responsible for hooking and unhooking the materials to the crane, or who are helping to guide the materials into position and who are all operating subject to OSHA code compliance. To protect Landlord’s rights and to insure the safety of all Building occupants, all rigging and crane work at or about the Building must take place outside of normal business hours for the Building.  All rigging or crane lifts must be scheduled with Landlord no less than two (2) business days prior to the scheduled rigging date and approval is subject to the Landlords ability to reasonably coordinate with tenants occupying the space below the affected rigging or crane lifting area. To prevent materials from falling, the material must be rigged using self-closing safety latches. All crane operations, rigging and latching must be done by qualified riggers or operators operating under full compliance with Federal, State and Local codes.

Exhibit C, Page 3

20.Food Preparation. Tenant shall only prepare food in the Premises in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations and provided that such activity does not generate odors outside of the Premises.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit C, Page 4

EXHIBIT D

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

ADDITIONAL PROVISIONS RIDER

37.    PARKING.

37.1    During the Term (as the same may be extended), Tenant shall have the exclusive right to utilize, for use by Tenant and Tenant’s Representatives and Visitors, at the users’ sole risk, the parking spaces in the Parking Facility depicted on Exhibit A-1 to the Lease, consisting of approximately six hundred twenty-four (624) parking spaces, on an exclusive basis. The parking spaces to be made available to Tenant hereunder may contain a mix of spaces for full-size and compact cars.

37.2    Landlord shall have no obligation whatsoever to monitor, secure or police the use of the parking spaces or the Parking Facility. Landlord retains the right to revoke the parking privileges of any user of the Parking Facility who violates the rules and regulations governing the safe use of the Parking Facility (and Tenant shall be responsible for causing any employee of Tenant or other person using parking spaces allocated to Tenant to comply with all parking rules and regulations).

37.3    Notwithstanding any other provision of the Lease to the contrary, Tenant shall not assign its rights to the parking spaces or any interest therein, or sublease or otherwise allow the use of all or any part of the parking spaces to or by any other person, except in connection with an approved Transfer made in accordance with the terms and conditions of Section 14 of the Lease. In the event of any assignment or sublease of parking space rights, Landlord shall be entitled to receive, as Additional Rent, fifty percent (50%) of any profit received by Tenant in connection with such assignment or sublease.

37.4    In the event the Parking Facility is the subject of a Condemnation, or is damaged or destroyed, and the Lease is not terminated, and if in such event the available number of parking spaces in the Parking Facility is permanently reduced, then Tenant’s rights to use parking spaces hereunder may, at the election of Landlord, thereafter be reduced in proportion to the reduction of the total number of parking spaces in the Parking Facility shall be reduced

Exhibit D, Page 1

proportionately. In the event any such reduction results in the number of spaces being less than 624 parking spaces (the “Minimum Parking Count”), then Landlord shall use commercially reasonable efforts to utilize valet parking services or obtain alternative parking for use by Tenant within reasonable proximity to the Building, such that the number of spaces available to Tenant is at least equal to the Minimum Parking Count. In any event, Landlord shall provide the amount of parking spaces required by applicable Law.

38.    ELECTRIC VEHICLE CHARGING STATIONS. As part of the Landlord Work, Landlord shall install six (6) electric dual-head vehicle charging stations (the “Charging Stations“) in the Parking Facility pursuant to the specifications attached as Exhibit F to the Lease, at Landlord’s sole cost and expense. During the Term, Tenant shall have the right to use, at its sole risk, the Charging Stations, subject to the following terms and conditions:

38.1    Tenant shall have the exclusive right to use the Charging Stations. The location of the Charging Stations shall be determined by Landlord in Landlord’s reasonable discretion. Tenant shall be directly responsible for the cost of all electricity consumed in connection with the operation of the Charging Stations, which electrical service shall be paid for by Tenant by separate charge or charged to the Premises. Neither Landlord nor any of the other Landlord Parties shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Charging Stations and Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power.

38.2    Tenant shall not, in exercising its rights hereunder, damage the Building or the Parking Facility or interfere with the use of the Building or Parking Facility by Landlord. Tenant agrees to be responsible for the cost of any maintenance and repair of the Charging Stations and, subject to Section 11.3 of the Lease, for any damage caused to the Charging Stations and any other part of the Building or Parking Facility, which may be caused by Tenant or any of Tenant’s Representatives or Visitors in connection with Tenant’s use of the Charging Stations. Landlord shall not be liable for any theft or damage to the Charging Stations, it being understood that Tenant shall use the Charging Stations at its own risk.

38.3    The Charging Stations shall be for use by Tenant and Tenant’s Representatives and Visitors only and Tenant shall in no event advertise the availability of the Charging Stations to the general public, or permit the Charging Stations to be used by members of the general public. All terms and provisions of this Lease shall be applicable to the Charging Stations and the use, operation, maintenance and removal thereof by Tenant or any of Tenant’s Representatives and/or Visitors, including, without limitation, Section 10 (Exculpation and Indemnification), except that the Charging Stations shall not be part of the “Premises” for purposes of calculating the rentable square footage of the Premises or Tenant’s Share.

39.    BUILDING SIGNAGE. During the Term (as the same may be extended), so long as Tenant is Leasing the Premises as initially described in the Lease, Tenant shall have the exclusive right to all exterior Building signage as may per permitted by the applicable authorities, including the City of Milpitas, California (the “Building Signage“). Any such Building Signage shall be (i) subject to all governmental requirements for any separate signage application, (ii) subject to review and approval by Landlord, including the location, size, quality, design, material, color,

Exhibit D, Page 2

lighting, method of attachment to the Building and all other aspects of the proposed Building Signage, (iii) shall only be installed after Tenant obtains Landlord’s written approval and all necessary permits and approvals from the applicable authorities, including the City of Milpitas, California, and (iv) shall be installed and maintained in a first class condition at Tenant’s sole cost and expense (including, without limitation, the cost of obtaining all permits and other governmental approval). Prior to submitting a formal request for approval of any Building Signage, Tenant may submit to Landlord preliminary or concept drawings of the proposed Building Signage. Promptly after Landlord receives such drawings, Landlord agrees to meet with Tenant to review Tenant’s preliminary information concerning the Building Sign and to discuss any changes which Landlord in good faith requires to the proposed Building Sign for Landlord’s approval. The Building Signage shall not be illuminated without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Throughout the Term (as the same may be extended) Tenant shall not make any material change or changes to any Building Signage without the prior written consent of Landlord, which Landlord may withhold in Landlord’s reasonable discretion. Tenant shall be responsible for all costs and expenses of any Building Signage, including costs and expenses of construction, installation and maintenance of the Building Signage, processing governmental applications, and obtaining any permits, damage to the Building Signage, damage caused by the Building Signage, and removal of the Building Signage at the expiration or termination of the Lease. Upon the expiration or earlier termination of the Lease or at such other time that Tenant’s signage rights are terminated pursuant to the terms hereof, Tenant shall (a) remove the Building Signage from the Building, (b) repair any damage resulting from the installation, use and removal of the Building Signage, and (c) restore the Building facade to the condition existing prior to the installation of the Building Signage (collectively, “Tenant’s Removal Obligations“). If Tenant fails to comply with Tenant’s Removal Obligations in accordance with the foregoing, then Landlord shall have the right to do so at Tenant’s expense, and Tenant agrees to pay to Landlord the reasonable costs of such removal, repair and restoration within thirty (30) days after Tenant’s receipt of Landlord invoices therefor.

40.     MONUMENT SIGNAGE.

40.1    During the Term so long as Tenant is Leasing the Premises as initially described in the Lease (as the same may be extended), Tenant shall have the exclusive right to use the existing and any future sign monument for the Building (“Monument“), subject to the provisions of this Section 40.

40.2    Tenant’s installation(s) on the Monument (“Tenant’s Sign”) shall be (i) subject to Landlord’s prior written approval as to the size, quality, location, material, lighting and color, and all other aspects of Tenant’s Sign, (ii) subject to all applicable ordinances, regulations and the prior approval of all applicable governmental authorities, including the City of Milpitas, California, (iii) only be installed after Tenant obtains all necessary permits and approvals from the applicable authorities, and (iv) be designed, constructed, installed, insured, maintained, repaired and removed in a first class condition at Tenant’s sole cost and expense (including, without limitation, the cost of obtaining all permits and other governmental approval). Throughout the Term Tenant shall not make any change or changes to Tenant’s Sign without the prior written consent of Landlord.

Exhibit D, Page 3

40.3    Upon the expiration or earlier termination of the Lease, Tenant’s rights granted herein will terminate and Landlord may remove Tenant’s Sign from the Monument at Tenant’s sole cost and expense and restore the Monument to the condition it was in prior to installation of Tenant’s signage thereon, ordinary wear and tear excepted. The cost of such removal and restoration shall be payable as Additional Rent within five (5) days of Landlord’s demand.

41.     EXTENSION OPTION. Provided that FireEye, Inc., a Delaware corporation, has not assigned the Lease (other than to a Permitted Transferee) or at any time during the twelve (12) month period prior to Tenant’s exercise of the Extension Option, sublet greater than thirty (30%) of the Premises (other than to a Permitted Transferee) (it being intended that all rights pursuant to this provision are and shall be personal to the original Tenant under this Lease and any Permitted Transferee which is an assignee of the Lease pursuant to Section 14.9 and shall not be transferable or exercisable for the benefit of any other Transferee), and provided that no Event of Default by Tenant exists at the time of exercise or at any time thereafter until the beginning of such extension of the Term, Tenant shall have the option (the “Extension Option“) to extend the Term for one (1) additional consecutive period of five (5) years (the “Extension Period“), by giving written notice to Landlord of the exercise of such Extension Option at least twelve (12) months, but not more than fifteen (15) months, prior to the expiration of the initial Term. The exercise of the Extension Option by Tenant shall be irrevocable and shall cover the entire Premises leased by Tenant pursuant to this Lease. Upon such exercise, the term of the Lease shall automatically be extended for the Extension Period without the execution of any further instrument by the parties; provided that Landlord and Tenant shall, if requested by either party, execute and acknowledge an instrument confirming the exercise of the Extension Option. The Extension Option shall terminate if not exercised precisely in the manner provided herein. Any extension of the Term shall be upon all the terms and conditions set forth in the Lease and all Exhibits thereto, except that: (i) Tenant shall have no further option to extend the Term of the Lease; (ii) Landlord shall not be obligated to contribute funds toward the cost of any remodeling, renovation, alteration or improvement work in the Premises; (iii) unless Landlord otherwise agrees in writing, Landlord shall not be obligated to pay any fee or commission to any broker representing Tenant; and (iv) Base Rent for the Extension Period shall be the then Fair Market Base Rental (as defined below) for the Premises for the space and term involved, which shall be determined as set forth below.

41.1    “Fair Market Base Rental“ shall mean the “fair market” Base Rent at the time or times in question for the Building, based on the prevailing rentals then being charged to tenants in other office buildings of comparable quality as the Building in the North San Jose/Milpitas/Fremont, California area, for leases with terms approximately equal to the term for which Fair Market Base Rental is being determined, taking into account: the desirability, location in the building, size and quality of the space, including interior finishes and other tenant improvements; included services and related operating expenses and tax and expense stops or other escalation clauses; and any other special rights of Tenant under this Lease in comparison to typical market leases (e.g., for parking, signage, and extension or expansion options). Fair Market Base Rental shall also reflect the then prevailing rental structure for comparable office buildings in the North San Jose/Milpitas/Fremont, California area, so that if, for example, at the time Fair Market Base Rental is being determined the prevailing rental structure includes

Exhibit D, Page 4

periodic rental adjustments or escalations, Fair Market Base Rental shall reflect such rental structure.

41.2    Landlord and Tenant shall endeavor to agree upon the Fair Market Base Rental. If they are unable to so agree within thirty (30) days after receipt by Landlord of Tenant’s notice of exercise of the Extension Option, Landlord and Tenant shall mutually select a licensed real estate broker who is active in the leasing of office space in the North San Jose/Milpitas/Fremont, California area. Landlord shall submit Landlord’s determination of Fair Market Base Rental and Tenant shall submit Tenant’s determination of Fair Market Base Rental to such broker, at such time or times and in such manner as Landlord and Tenant shall agree (or as directed by the broker if Landlord and Tenant do not promptly agree). The broker shall select either Landlord’s or Tenant’s determination as the Fair Market Base Rental, and such determination shall be binding on Landlord and Tenant. If Tenant’s determination is selected as the Fair Market Base Rental, then Landlord shall bear all of the broker’s cost and fees. If Landlord’s determination is selected as the Fair Market Base Rental, then Tenant shall bear all of the broker’s cost and fees.

41.3    In the event the Fair Market Base Rental for the Extension Period has not been determined at such time as Tenant is obligated to pay Base Rent for the Extension Period, Tenant shall pay as Base Rent pending such determination, the Base Rent in effect for such space immediately prior to the Extension Period; provided, that upon the determination of the applicable Fair Market Base Rental, any shortage of Base Rent paid, together with interest at the rate specified in the Lease, shall be paid to Landlord by Tenant.

41.5    The term of the Lease, whether consisting of the initial Term alone or the initial Term as extended by the Extension Period (if the Extension Option is exercised), is referred to in this Lease as the “Term.”

42.    ROOFTOP COMMUNICATION EQUIPMENT.

42.1    During the Term, Tenant shall have the exclusive right to utilize the roof of the Building at no monthly charge, for the purpose of installing (in accordance with Section 6 of the Lease), operating and maintaining communication devices and equipment (the “Communication Equipment“). To the extent necessary for the operation of the Project, Landlord may at its sole cost and expense utilize portions of the roof. Tenant’s right to install the Communication Equipment shall be subject to the approval rights of Landlord and Landlord’s architect and/or engineer with respect to the plans and specifications of the Communication Equipment, the manner in which the Communication Equipment is attached to the roof of the Building and the manner in which any cables are run to and from the Communication Equipment. The precise specifications and a general description of the Communication Equipment along with all documents Landlord reasonably requires to review the installation of the Communication Equipment (the “Plans and Specifications“) shall be submitted to Landlord for Landlord’s written approval no later than ten (10) business days before Tenant commences to install the Communication Equipment. Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Communication Equipment. Tenant shall notify Landlord upon completion of the installation of the Communication Equipment. If Landlord determines that the Communication

Exhibit D, Page 5

Equipment does not comply with the approved Plans and Specifications, that the Building has been damaged during installation of the Communication Equipment or that the installation was defective, Landlord shall notify Tenant of any noncompliance or detected problems and Tenant immediately shall cure the defects. If the Tenant fails to immediately cure the defects, Tenant shall pay to Landlord upon demand the cost, as reasonably determined by Landlord, of correcting any defects and repairing any damage to the Building caused by such installation.

42.2    Landlord agrees that Tenant, upon reasonable prior written notice to Landlord, shall have access to the roof of the Building for the purpose of installing, maintaining, repairing and removing the Communication Equipment and the appurtenances, all of which shall be performed by Tenant or Tenant’s authorized representative or contractors, which shall be approved by Landlord, at Tenant’s sole cost and risk. It is agreed, however, that prior to commencing any such installation, maintenance, repairs or removal, Tenant shall cause reasonable and customary hazard notices and safety barriers to be placed on the roof and that access to the roof of the Building shall only be granted to authorized engineers, employees or properly authorized contractors of Tenant, FCC (defined below) inspectors, if applicable, or persons under Tenant’s direct supervision. Tenant further agrees to exercise firm control over the people requiring access to the roof of the Building in order to keep to a minimum the number of people having access to the roof of the Building and the frequency of their visits. It is further understood and agreed that the installation, maintenance, operation and removal of the Communication Equipment and the appurtenances, is not permitted to damage the Building or the roof thereof. Tenant agrees to be responsible for any damage caused to the roof or any other part of the Building, which may be caused by Tenant or any of its Representatives or Visitors.

42.3     Tenant shall, at its sole cost and expense, and at its sole risk, install, operate and maintain the Communication Equipment in a good and workmanlike manner, and in compliance with all electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the Federal Government, including, without limitation, the Federal Communications Commission (the “FCC“), the Federal Aviation Administration (“FAA“) or any successor agency of either the FCC or FAA having jurisdiction over radio or telecommunications, and of the state, city and county in which the Building is located. Under the Lease, the Landlord and its agents assume no responsibility for the licensing, operation and/or maintenance of Tenant’s equipment. Tenant has the responsibility of carrying out the terms of any FCC license in all respects. The Communication Equipment shall be connected to the Building’s power supply in strict compliance with all applicable Laws. Neither Landlord nor any Landlord Parties shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Communication Equipment for any cause beyond the reasonable control of Landlord, and Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power. Neither Landlord nor any Landlord Parties shall have any responsibility or liability for the conduct or safety of any of Tenant’s representatives, repair, maintenance and engineering personnel while in or on any part of the Building.

42.4    The Communication Equipment and the appurtenances shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the expiration or earlier termination of the Lease or Tenant’s right to possession hereunder. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached.

Exhibit D, Page 6

Tenant agrees to maintain all of the Tenant’s equipment placed on or about the roof or in any other part of the Building in proper operating condition and maintain same in satisfactory condition as to appearance and safety in Landlord’s sole discretion. Tenant agrees that at all times during the Term, it will keep the roof of the Building free of all trash or waste materials produced by Tenant or any of Tenant’s Representatives or Visitors.

42.5    In light of the specialized nature of the Communication Equipment, Tenant shall be permitted to utilize the services of its choice for installation, operation, removal and repair of the Communication Equipment and the appurtenances subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant must provide Landlord with prior written notice of any such installation, removal or repair and coordinate such work with Landlord in order to avoid voiding or otherwise adversely affecting any warranties granted to Landlord with respect to the roof. In Landlord’s sole discretion, Landlord may require that Tenant, at its sole cost and expense, retain roofing contractors selected by Landlord to perform such work (to the extent that it involves the roof), or, at Landlord’s option, to perform such work in conjunction with Tenant’s contractor. In the event the Landlord contemplates roof repairs that could affect Tenant’s Communication Equipment, or which may result in an interruption of the Tenant’s telecommunication service, Landlord shall notify Tenant at least thirty (30) days in advance (except in cases of an emergency) prior to the commencement of such contemplated work in order to allow Tenant to make other arrangements for such service.

42.6    Tenant shall not allow any provider of telecommunication, video, data or related services (“Communication Services“) to locate any equipment on the roof of the Building for any purpose other than providing services to the Building. Tenant specifically acknowledges and agrees that the terms and conditions of Section 10 of the Lease shall apply with full force and effect to the use of and access to the roof by Tenant or any of its Representatives or Visitors.

43.    FITNESS CENTER.

43.1    Landlord and Tenant acknowledge that portion of the Premises includes an area utilized as an employee fitness center (the “Fitness Center“). Tenant shall require each user of the Fitness Center to execute a release and waiver that includes a waiver and release of all claims against Landlord and the Landlord Parties with respect to the use of the Fitness Center. Tenant hereby acknowledges and agrees that Tenant shall be solely liable for the operation and management of the Fitness Center and shall expressly inform all employees and contractors utilizing the Fitness Center and that Landlord shall not be directly or indirectly liable for the operation and/or management of the Fitness Center.

43.2    Tenant shall, at its sole cost and expense, comply with applicable Laws regarding the use, operation and maintenance of the Fitness Center. In addition to the insurance that Tenant is required to obtain and maintain pursuant to this Lease, Tenant shall confirm that the Commercial General Liability insurance policy required to be maintained pursuant to Section 11 contains no exclusion for fitness centers or gymnasiums, and that such coverage applies to all parties using and/or occupying the Fitness Center. Tenant shall deliver to Landlord an insurance certificate evidencing such insurance coverage no later than ten (10) days before the date Tenant commences use of the Premises, and thereafter before the expiration of such coverage.

Exhibit D, Page 7

43.3    Tenant hereby agrees that it shall expressly inform all employees, contractors, customers, members and any other parties utilizing the Fitness Center that Landlord is not responsible for the operation and management of the Fitness Center. Landlord may, but shall not be obligated to, post reasonable signage at and/or about the Premises disclaiming liability for the operation and management of the Fitness Center. Tenant waives all claims and releases Landlord and the Landlord Related Parties from all liability arising in connection with the Fitness Center, including, without limitation, from the equipment contained therein.

43.4    Any installation of fitness training equipment or Alterations made in connection with the Fitness Center shall be performed in accordance with this Lease, including, but not limited to, Section 6 and further subject to Landlord’s reasonable conditions with respect to limiting damage to the Premises, such as requiring rubber flooring, protective mats and other sound reducing or damage minimizing covering reasonably required by Landlord.

44.    LETTER OF CREDIT. Concurrent with Tenant’s execution and delivery of the Lease to Landlord, Tenant shall deliver to Landlord, as collateral for the full performance by Tenant of all of its obligations under the Lease and for all losses and damages Landlord may suffer as a result of Tenant’s failure to comply with one or more provisions of the Lease, including, but not limited to, any post lease termination damages under Section 1951.2 of the California Civil Code, an Irrevocable Standby Letter of Credit (the “Letter of Credit”) in the amount of $579,811.86. The following terms and conditions shall apply to the Letter of Credit:

44.1    The Letter of Credit shall be in favor of Landlord, shall be issued by a bank acceptable to Landlord with a Standard & Poors rating of “A” or better, shall comply with all of the terms and conditions of this Section and shall otherwise be in the form attached hereto as Exhibit H or such other form as reasonably approved by Landlord.

44.2    The Letter of Credit or any replacement Letter of Credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than two months subsequent to the Expiration Date (the “LOC Expiration Date”) without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the Letter of Credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the Letter of Credit that it does not intend to renew the Letter of Credit. Tenant understands that the election by the issuing bank not to renew the Letter of Credit shall not, in any event, diminish the obligation of Tenant to deposit the Security Deposit or maintain such an irrevocable Letter of Credit in favor of Landlord through the LOC Expiration Date.

44.3    Landlord, or its then authorized representative, upon Tenant’s failure to comply with one or more provisions of the Lease, or as otherwise specifically agreed by Landlord and Tenant pursuant to the Lease or any amendment thereof, without prejudice to any other remedy provided in the Lease or by applicable regulations, shall have the right from time to time to make one or more draws on the Letter of Credit and use all or part of the proceeds in accordance with Section 44.4 below. In addition, if Tenant fails to furnish a renewal or replacement letter of credit complying with all of the provisions of this Section 44 at least sixty (60) days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) in

Exhibit D, Page 8

accordance with the terms of this Section 45. Funds may be drawn down on the Letter of Credit upon presentation to the issuing bank of Landlord's (or Landlord’s then authorized representative’s) certification set forth in Exhibit H.

44.4    Tenant acknowledges and agrees (and the Letter of Credit shall so state) that the Letter of Credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request and regardless of whether the Tenant disputes the content of such statement. The proceeds of the Letter of Credit shall constitute Landlord's sole and separate property (and not Tenant's property or the property of Tenant's bankruptcy estate) and Landlord may immediately upon any draw (and without notice to Tenant) apply or offset the proceeds of the Letter of Credit: (a) against any Rent or other amounts payable by Tenant under the Lease that is not paid when due; (b) against all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it may suffer as a result of Tenant’s failure to comply with one or more provisions of the Lease, including any damages arising under Section 1951.2 of the California Civil Code following termination of the Lease; (c) against any costs incurred by Landlord in connection with the Lease (including attorneys’ fees); and (d) against any other amount that Landlord may spend or become obligated to spend by reason of Tenant's default. Provided Tenant has performed all of its obligations under the Lease, Landlord agrees to pay to Tenant within sixty (60) days after the LOC Expiration Date the amount of any proceeds of the Letter of Credit received by Landlord and not applied as allowed above; provided, that if prior to the LOC Expiration Date a voluntary petition is filed by Tenant or any guarantor, or an involuntary petition is filed against Tenant or any guarantor by any of Tenant's or guarantor's creditors, under the Federal Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under the Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal.

44.5    If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the amount set forth in this Section 44, Tenant shall, within five (5) days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount required pursuant to this Section 44), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 44, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in the Lease, the same shall constitute an incurable Event of Default by Tenant. Promptly following Landlord’s receipt of such additional letter(s) of credit or replacement letter of credit that comply with the requirements of this Article 44, Landlord shall return any unapplied cash proceeds then held by Landlord. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

44.6    Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer all of its interest in and to the Letter of Credit to another party, person or entity, including Landlord's mortgagee and/or to have the Letter of Credit reissued in the name of Landlord’s mortgagee. If Landlord transfers its interest in the Building and transfers the Letter of Credit (or any proceeds thereof then held by Landlord) in

Exhibit D, Page 9

whole or in part to the transferee, Landlord shall, without any further agreement between the parties hereto, thereupon be released by Tenant from all liability therefor. The provisions hereof shall apply to every transfer or assignment of all or any part of the Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the issuer of the Letter of Credit such applications, documents and instruments as may be necessary to effectuate such transfer. Tenant shall be responsible for paying the issuer's transfer and processing fees in connection with any transfer of the Letter of Credit and, if Landlord advances any such fees (without having any obligation to do so), Tenant shall reimburse Landlord for any such transfer or processing fees within ten (10) days after Landlord’s written request therefor.

44.7    If the Letter of Credit expires earlier than the LOC Expiration Date, or the issuing bank notifies Landlord that it shall not renew the Letter of Credit, Landlord shall accept a renewal thereof or substitute Letter of Credit (such renewal or substitute Letter of Credit to be in effect not later than sixty (60) days prior to the expiration thereof), irrevocable and automatically renewable through the LOC Expiration Date upon the same terms as the expiring Letter of Credit or upon such other terms as may be acceptable to Landlord. However, if (a) the Letter of Credit is not timely renewed, or (b) a substitute Letter of Credit, complying with all of the terms and conditions of this paragraph is not timely received, Landlord may present such Letter of Credit to the issuing bank, and the entire sum so obtained shall be paid to Landlord, to be held by Landlord in accordance with Section 4 of the Lease. Notwithstanding the foregoing, Landlord shall be entitled to receive from Tenant all reasonable attorneys' fees and costs incurred in connection with the review of any proposed substitute Letter of Credit pursuant to this Section.

44.8    Landlord and Tenant (a) acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any regulation applicable to security deposits in the commercial context including Section 1950.7 of the California Civil Code, as such section now exist or as may be hereafter amended or succeeded (“Security Deposit Laws”), (b) acknowledge and agree that the Letter of Credit (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (c) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of Regulations, now or hereafter in effect, which (i) establish the time frame by which Landlord must refund a security deposit under a lease, and/or (ii) provide that Landlord may claim from the security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified above in this Section 45 and/or those sums reasonably necessary to compensate Landlord for any loss or damage caused by Tenant’s breach of the Lease or the acts or omission of Tenant or any other Tenant’s Representatives, including any damages Landlord suffers following termination of the Lease.
44.9    Notwithstanding anything to the contrary contained in the Lease, in the event that at any time the financial institution which issues said Letter of Credit is declared insolvent by the FDIC or is closed for any reason, Tenant must immediately provide a substitute Letter of Credit
Exhibit D, Page 10

that satisfies the requirements of the Lease hereby from a financial institution acceptable to Landlord, in Landlord’s sole discretion.
45.    TENANT’S SECURITY SYSTEM. Subject to the terms of the Lease, including, without limitation, Tenant’s compliance with Section 6, Tenant, at Tenant’s sole cost and expense, shall have the right to install and maintain a security and card access system in the Premises and at the entrance to the Premises (“Tenant’s Security System”), subject to the following conditions: (a) Tenant’s plans and specifications for the proposed Tenant’s Security System shall be subject to Landlord’s prior written approval, which approval will not be unreasonably withheld; provided, however, that Tenant shall coordinate the installation and operation of Tenant’s Security System with Landlord to assure that Tenant’s Security System is compatible with the Building Systems and equipment and to the extent that Tenant’s Security System is not compatible with the Building systems and equipment, Tenant shall not be entitled to install or operate it (and Tenant shall not actually install or operate Tenant’s Security System unless Tenant has obtained Landlord’s approval of such compatibility in writing prior to such installation or operation); (b) Tenant’s Security System shall be and shall remain compatible with any security and other systems existing in the Building; (c) Tenant’s Security System shall be installed and used in compliance with all other provisions of the Lease; (d) Landlord shall be provided with keys, codes and/or access cards, as applicable, and means of immediate access to fully exercise all of its entry rights under the Lease with respect to the Premises; and (e) Tenant shall keep Tenant’s Security System in good operating condition and repair and Tenant shall be solely responsible, at Tenant's sole cost and expense, for the monitoring, operation and removal of Tenant's Security System. Upon the expiration or earlier termination of the Lease, Tenant shall remove Tenant’s Security System. All costs and expenses associated with the removal of Tenant’s Security System and the repair of any damage to the Building resulting from the installation and/or removal of same shall be borne solely by Tenant. Notwithstanding anything to the contrary, neither Landlord nor any Landlord Parties shall be directly or indirectly liable to Tenant, any of Tenant’s Representatives or Visitors or any other person and Tenant hereby waives any and all claims against and releases Landlord and the Landlord Parties from any and all claims arising as a consequence of or related to Tenant’s Security System, or the failure thereof.

46.     DOGS. Subject to the provisions of this Article 46, Tenant’s employees shall be permitted to bring fully domesticated and trained dogs, kept as pets into the Premises, provided and on condition that:

(a)	there shall be no more than a reasonable number of dogs at the Project at any time;

(b)    all dogs shall be strictly controlled at all times and shall not be permitted to foul, damage or otherwise mar any part of the Building (including the Premises) or cause any undue noise whether through barking, growling or otherwise;

(c)    dangerous breeds, such as pitbulls, shall not be brought upon the Project at any time;

(d)    dogs shall not be left unattended at any time;

Exhibit D, Page 11

(e)    while outside the Premises (i.e., in any common area), all dogs shall be kept on leashes at all times.  Any dog found off-leash in any common area may be removed to a pound or animal shelter by calling the appropriate authorities, if such dog’s owner is not located within a reasonable time using reasonable measures, or if such dog appears to be a threat to public safety, all at such dog’s owner’s expense;

(f)    all dogs shall be current in their vaccinations.  Upon Landlord's request from time to time, Tenant shall provide Landlord with evidence of all current vaccinations for dogs having access to the Premises and the Project;

(g)    Tenant shall be responsible for any additional cleaning costs or other costs which may arise from the dogs' presence at the Project;

(h)    Tenant shall be liable for, and shall indemnify and hold Landlord and all Landlord Parties harmless from, any and all claims arising from any and all acts undertaken by (e.g., biting another tenant, occupant, licensee or invitee or an employee of Landlord or any Landlord Party) or the presence of any dog in or about the Premises or the Project;

(i)    Tenant immediately removes any dog waste and excrement from the Premises and the Project. If Landlord reasonably determines that Landlord has incurred or is incurring increased cleaning or  maintenance costs as a result of the dogs' presence, Tenant shall reimburse Landlord for such costs as additional rent within twenty (20) days of Landlord's demand;

(j)    if, at any time during the Term, (x) Landlord receives bona fide complaints from any parties regarding (i) the dogs' activities, or  (ii) the dogs' noise level within the Project, or (iii) allergic reactions suffered as a result of the presence of any dog, and such complaints are not remedied by Tenant to Landlord's reasonable satisfaction within three (3) days following Landlord's delivery of written notice to Tenant, or (y) Landlord reasonably determines that the presence of any and all dogs is materially disruptive to the maintenance and operation of the Project, or (z) Tenant has failed to comply with any of the provisions set forth in this Section, Landlord shall notify Tenant thereof and, if such failure to comply with any of the provisions of this Section is not cured to Landlord's reasonable satisfaction within three (3) days following Landlord's delivery of written notice to Tenant, Landlord may revoke Tenant's rights under this Section;

(k)    no dog with (or suspected of having) fleas or any illness or disease is to be brought into the Project;

(l)    Tenant shall be responsible for, and indemnify, defend, protect and hold Landlord harmless from and against any and all costs to remedy any and all damages caused to the Project or any portion thereof by any dog;

(m)    Tenant shall comply with all applicable Project Rules associated with or governing the presence of a dog within the Premises and/or the Project, and such presence shall not violate the Certificate of Occupancy; and
Exhibit D, Page 12

(n)    Tenant shall not allow any Visitor to bring a dog into the Building.  This rule does not apply to any animal used by a tenant or visitor that is needed as a reasonable accommodation for the tenant’s or visitor’s disability as permitted by applicable Project Rule.
47.    EMERGENCY GENERATOR (WITH TANK).

47.1    Tenant shall have the right to use the existing two (2) one megawatt supplemental generators (collectively, the "Generator") and two (2) above ground fuel tanks (collectively, the “Tank”) to provide emergency additional electrical capacity to the Premises during the Term on an as-is where-is basis.  Landlord makes no representations or warranties regarding the condition of the Generator and Tank and Tenant assumes all liability therefor. Tenant's use of the Generator and Tank shall include a secondary containment system to protect against and contain any release of hazardous materials.  The area in which the Generator and the Tank are located shall be referred to herein as the “Generator Area” .  Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Generator and the Tank.  Tenant shall not install or operate the Generator or the Tank until Tenant has obtained and submitted to Landlord copies of all required governmental permits, licenses and authorizations necessary for the operation of the Generator and the Tank.  In addition to, and without limiting Tenant’s obligations under the Lease, Tenant shall comply with all applicable environmental and fire prevention laws pertaining to Tenant’s use of the Generator Area.  Tenant shall also be responsible for the cost of all utilities consumed in the operation of the Generator and the Tank.

47.2      Tenant shall be responsible for assuring that the maintenance and operation of the Generator and the Tank shall in no way damage any portion of the Project.  To the maximum extent permitted by law, the Generator and the Tank and all appurtenances in the Generator Area shall be at the sole risk of Tenant, and Landlord shall have no liability to Tenant if the Generator, the Tank or any appurtenances installations are damaged for any reason. Tenant agrees to be responsible for any damage caused to the Project in connection with the maintenance and operation of the Generator and, in accordance with the terms of this Lease, to indemnify, defend and hold Landlord and the Landlord Parties harmless from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable architects' and attorneys' fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Parties in connection with the maintenance and operation of the Generator and the Tank, including, without limitation, any environmental and hazardous materials claims.

47.3     Tenant shall be responsible at its sole cost for the operation, cleanliness and maintenance of the Generator and the Tank and the appurtenances.  Tenant shall take the Generator Area “as is” in the condition in which the Generator, Tank and Generator Area are in as of the date Landlord tenders access to the Premises to Tenant.  Tenant shall have no right to make any changes, alterations, additions, decorations or other improvements to the Generator Area without Landlord’s prior written consent. Tenant agrees to maintain the Generator and the Tank, including without limitation, any enclosure installed around the Generator and the Tank in good condition and repair.  Tenant shall be responsible for performing any maintenance and improvements to any enclosure surrounding the Generator and the Tank so as to keep such enclosure in good condition.

Exhibit D, Page 13

47.4      All electricity generated by the Generator may only be consumed by Tenant in the Premises.

47.5     Landlord shall have no obligation to provide any services, including, without limitation, electric current, to the Generator Area.

47.6      Notwithstanding anything to the contrary contained herein, if at any time during the Term Landlord determines in its sole but bona fide business judgement, that the Generator, Tank and/or any appurtenances create a dangerous condition, then Tenant shall, upon notice from Landlord, immediately cease any further operation of the Generator and Tank and take all appropriate steps to remedy such dangerous condition.  From and after such notice by Landlord, Tenant shall have no further right to operate the Generator or Tank unless and until Tenant shall have corrected such condition, provided however, that Landlord’s approval of such correction shall constitute the mere permission to operate the Generator and the Tank, which permission shall in no event be construed to abrogate or diminish Landlord’s rights or Tenant’s obligations under this Section or the Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit D, Page 14

EXHIBIT E

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

LANDSCAPING PLAN

Exhibit E, Page 1

EXHIBIT F

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

CHARGING STATION SPECIFICATIONS

(see attached)

Exhibit F, Page 1

-chargepoin+.

CT4000 Level 2 Commercial Charging Stations

Specifications and Ordering Information

Ordering Information

Specify model number followed by the applicable code(s). The order code sequence is: **Model-Options**. **Software**, **Services** and **Misc** are ordered as separate line items.

Hardware

Description		Order Code
Model	1830 mm (6') Single Port Bollard Mount 1830 mm (6') Dual Port Bollard Mount	CT4011 CT4021
	1830 mm (6') Single Port Wall Mount 1830 mm (6') Dual Port Wall Mount	CT4013 CT4023
	2440 mm (8') Dual Port Bollard Mount 2440 mm (8') Dual Port Wall Mount	CT4025 CT4027
Options	Integral Gateway Modem - USA Integral Gateway Modem - Canada	-GW1 -GW2
Misc	Power Management Kit Bollard Concrete Mounting Kit	CT4000-PMGMT CT4001-CCM

Software & Services

Description	Order Code
ChargePoint Commercial Service Plan	CTSW-SAS-COMM-*n*[1]
ChargePoint Service Provider Plan	CTSW-SAS-SP-*n*[1]
ChargePoint Assure	CT4000-ASSURE*n*[2]
Station Activation and Configuration	CPSUPPORT-ACTIVE
ChargePoint Station Installation and Validation	CT4000-INSTALLVALID

Note: All CT4000 stations come with 1 year of ChargePoint Assure coverage at no charge for qualified installations. Other conditions apply. All CT4000 stations require a network service plan.

[1] Substitute *n* for desired years of service (1, 2, 3, 4, or 5 years).

[2] Substitute *n* for the duration of the additional coverage (1, 2, 3, or 4 years).

Order Code Examples

If ordering this	the order code is
1830 mm (6') Dual Port Bollard USA Gateway Station with Concrete Mounting Kit	CT4021-GW1 CT4001-CCM
ChargePoint Commercial Service Plan, 3 Year Subscription	CTSW-SAS-COMM-3
ChargePoint Station Installation and Validation	CT4000-INSTALLVALID
2 Additional Years of Assure Coverage	CT4000-ASSURE2
1830 mm (6') Single Port Wall Mount Station	CT4013
ChargePoint Commercial Service Plan, 5 Year Subscription	CTSW-SAS-COMM-5
4 Additional Years of Assure Coverage	CT4000-ASSURE4
Station Activation and Configuration	CPSUPPORT-ACTIVE

EV
ONLY

CT4021

Exhibit F, Page 2

ChargePoint CT4000 Family

CT4021 1830 mm (6') CT4025 2440 mm (8') Bollard

289 mm
(11.4")
470 mm
(18.5")
347 mm
(13.7")
233 mm
(9.2")
CT4025
2426 mm
(95.5")
CT4021
1811 mm
(71.3")
1186 mm
(46.7")

CT4023 1830 mm (6') CT4027 2440 mm (8') Wall Mount

302 mm
(11.9")
483 mm
(19.0")
347 mm
(13.7")
233 mm
(9.2")
CT4027
2426 mm
(95.5")
CT4023
1811 mm
(71.3")
1184 mm
(46.6")

2 chargepoint.com

Exhibit F, Page 3

chargepoin+.

CT4000 Family Specifications

Electrical Input

Electrical Input	Single Port (AC Voltage 208/240V AC)			Dual Port (AC Voltage 208/240V AC)		
	Input Current	Input Power Connection	Required Service Panel Breaker	Input Current	Input Power Connection	Required Service Panel Breaker
Standard	30A	One 40A branch circuit	40A dual pole (non-GFCI type)	30A x 2	Two independent 40A branch circuits	40A dual pole (non-GFCI type) x 2
Standard Power Share	n/a	n/a	n/a	32A	One 40A branch circuit	40A dual pole (non-GFCI type)
Power Select 24A	24A	One 30A branch circuit	30A dual pole (non-GFCI type)	24A x 2	Two independent 30A branch circuits	30A dual pole (non-GFCI type) x 2
Power Select 24A Power Share	n/a	n/a	n/a	24A	One 30A branch circuit	30A dual pole (non-GFCI type)
Power Select 16A	16A	One 20A branch circuit	20A dual pole (non-GFCI type)	16A x 2	Two independent 20A branch circuits	20A dual pole (non-GFCI type) x 2
Power Select 16A Power Share	n/a	n/a	n/a	16A	One 20A branch circuit	20A dual pole (non-GFCI type)
Service Panel GFCI	Do not provide external GFCI as it may conflict with internal GFCI (CCID)					
Wiring - Standard	3-wire (L1, L2, Earth)			5-wire (L1, L1, L2, L2, Earth)		
Wiring - Power Share	n/a			3-wire (L1, L2, Earth)		
Station Power	8W typical (standby), 15W maximum (operation)					

Electrical Output

Electrical Output	Single Port	Dual Port
Standard	7.2kW (240V AC @ 30A)	7.2kW (240V AC@30A) x 2
Standard Power Share	n/a	7.2kW (240V AC@30A) x 1 **or** 3.8kW (240V AC@16A) x 2
Power Select 24A	5.8kW (240V AC@24A)	5.8kW (240V AC@24A) x 2
Power Select 24A Power Share	n/a	5.8kW (240V AC@24A) x 1 **or** 2.9kW (240V AC@12A) x 2
Power Select 16A	3.8kW (240V AC@16A)	3.8kW (240V AC@16A) x 2
Power Select 24A Power Share	n/a	3.8kW (240V AC@16A) x 1 **or** 1.9kW (240V AC@8A) x 2

Functional Interfaces

Functional Interfaces	Single Port	Dual Port
Connector(s) Type	SAE J1772™	SAE J1772™ x 2
Cable Length - 1830 mm (6') Cable Management	5.5 m (18')	5.5 m (18') x 2
Cable Length - 2440 mm (8') Cable Management	n/a	7 m (23')
Overhead Cable Management System	Yes	
LCD Display	145 mm (5.7") full color, 640x480, 30fps full motion video, active matrix, UV protected	
Card Reader	ISO 15693, ISO 14443, NFC	
Locking Holster	Yes	Yes x 2

chargepoint.com 3

Exhibit F, Page 4

ChargePoint CT4000 Family

Safety and Connectivity Features

Ground Fault Detection	20mA CCID with auto retry
Open Safety Ground Detection	Continuously monitors presence of safety (green wire) ground connection
Plug-Out Detection	Power terminated per SAE J1772™ specifications
Power Measurement Accuracy	+/- 2% from 2% to full scale (30A)
Power Report/Store Interval	15 minute, aligned to hour
Local Area Network	2.4 GHz Wi-Fi (802.11 b/g/n)
Wide Area Network	3G GSM, 3G CDMA

Safety and Operational Ratings

Enclosure Rating	Type 3R per UL 50E
Safety Compliance	UL listed for USA and cUL certified for Canada; complies with UL 2594, UL 2231-1, UL 2231-2, and NEC Article 625
Surge Protection	6kV @ 3000A. In geographic areas subject to frequent thunder storms, supplemental surge protection at the service panel is recommended.
EMC Compliance	FCC Part 15 Class A
Operating Temperature	-30°C to +50°C (-22°F to 122°F)
Storage Temperature	-30°C to +60°C (-22°F to 140°F)
Non-Operating Temperature	-40°C to +60°C (-40°F to 140°F)
Operating Humidity	Up to 85% @ +50°C (122°F) non-condensing
Non-Operating Humidity	Up to 95% @ +50°C (122°F) non-condensing
Terminal Block Temperature Rating	105°C (221°F)
Charging Stations per 802.11 Radio Group	Maximum of 10. Each station must be located within 45m (150') "line of sight" of a gateway station.

ChargePoint, Inc. reserves the right to alter product offerings and specifications at any time without notice, and is not responsible for typographical or graphical errors that may appear in this document.

Contact Us

To order your CT4000 charging station:

- Visit chargepoint.com/sales
- Call +1.408.705.1992
- Email sales@chargepoint.com

chargepoin+

ChargePoint, Inc.
254 East Hacienda Avenue | Campbell, CA | 95008-6617 USA
+1.408.841.4500 or toll free +1.877.370.3802
chargepoint.com

Copyright © 2016 ChargePoint, Inc. All rights reserved. CHARGEPOINT is a U.S. registered trademark/service mark, and an EU registered logo mark of ChargePoint, Inc. All other products or services mentioned are the trademarks, service marks, registered trademarks or registered service marks of their respective owners. DS-CT4000-03. February 2016. PN 73-001020-01-9.

Printed on paper made with 100% post-consumer fiber and 100% certified renewable energy, and processed chlorine free.

100% Recycled Fiber PCF

Listed by Underwriters Laboratories Inc. c UL us LISTED

Exhibit F, Page 5

EXHIBIT G

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

MINIMUM MAINTENANCE STANDARDS

PREVENTIVE MAINTENANCE STANDARDS
PROPERTY: ____601 McCarthy Blvd, Milpitas, CA_______

Purpose
The purpose of these standards is to outline the minimum requirements for maintaining the Property’s mechanical infrastructures in a manner that will maximize the usefulness, cost effectiveness and efficiency of the equipment. Additional work may be required to satisfy code or judicial requirements. All tenants and tenant contractors shall comply with each of the following requirements unless otherwise exempted in writing by Landlord.
Documentation

a)	At least one copy of these Preventive Maintenance Standards shall be maintained at the Property.

b)	At least one copy of the operations and maintenance manuals for all equipment shall be maintained and filed with the Preventive Maintenance Standards at the Property.

c)	At least one copy of the current architectural, mechanical, and electrical as-built drawings shall be maintained at the Property.

d)	At least one copy of the Building’s refrigeration log shall be maintained at the Property and be readily available for inspection.

e)	At least one copy of all executed agreements for preventive maintenance on any equipment shall be maintained and filed with the Preventive Maintenance Standards at the Property.

f)	All equipment name plate data shall be collected, documented, and filed with the Preventive Maintenance Standards at the Property.

g)	An appropriate equipment numbering system shall be utilized and metal, plastic tags or labels placed on all building equipment, with the number key filed with the Preventive Maintenance Standards.

h)
A log of all preventive maintenance and repairs performed shall be maintained and filed with the Preventive Maintenance Standards at the Property. The log shall indicate the date of visit, the equipment being serviced or repaired, a description of the service or repair completed and a description of any additional repairs needed.

Exhibit G, Page 1

i)
A priority system for corrective maintenance shall be established so that maintenance work is accomplished in an orderly and systematic manner. The client shall be made aware of the priority of requested maintenance and the time expected to accomplish the correction. If the stated goal cannot be met, the client shall be informed of the new goal for completing the request.

Preventive Maintenance
All equipment (e.g. chillers, boilers, air handlers, box cars, split systems, refrigeration systems and associated controls, air compressors, exhaust fans, domestic hot water circulating pumps, automatic door operators, temperature control devices, elevators, dumbwaiters, etc.) shall be on a preventive maintenance schedule.

Filter Maintenance
A filter maintenance schedule shall be established for all HVAC filters and a record of filter changes maintained and filed with the Preventive Maintenance Standards at the Property. All filters shall be replaced once the pressure drop across the filter bank meets or exceeds 1 inch of pressure but in any event, no less than every six months. All filters shall have a MERV rating of no less than eight (8).

Emergency Generators
Emergency generators shall be test-run once per month for no less than thirty (30) minutes. If test runs are not automatic, records of these test runs shall be maintained at the site.
At least once per year, the transfer from outside power to emergency power shall be scheduled and successfully performed.
At least once per year, a full load bank test must be performed by a licensed contractor approved by Landlord. The results of the test shall be filed with the Preventive Maintenance Standards at the Property.
A preventive maintenance agreement must be executed and maintained that includes all manufacturer’s recommended services, including but not limited to monthly, quarterly, semi-annual and annual tasks as suggested by the manufacturer.

Boilers
Boilers shall be checked daily when operational or on an automated system that records boiler performance.
Low water cut-off devices shall be checked for actual boiler shut down at the beginning of the heating season and at least quarterly thereafter by duplicating an actual low-water condition.
Boiler relief valves shall be tested for proper operation at least once every six (6) months. A record of these tests shall be maintained at or near the location of the boilers.
The high temperature cut-out needs to be checked for operation and calibrated on a quarterly basis.
A daily log of the operating parameters shall be maintained on boilers when they are operational to include pressures, temperatures, water levels, condition of makeup and boiler feed water, and name of the person checking the parameters. The log shall be retained in the Preventive Maintenance Standards for a period of at least one (1) year.
All boilers shall receive inspections and certification as required from an authorized state agent or insurance inspector. The certificate of compliance shall be maintained at the boiler.

Exhibit G, Page 2

Boiler water pH and Total Dissolved Solids shall be tested monthly. Total Dissolved Solids shall not exceed 2500 ppm. Water treatment chemicals will be added to maintain pH levels between 8.5 and 10.5. A log of these tests shall be maintained at the boiler, as well as a record of chemicals added for water treatment.
At least once per year, the boilers must be isolated and drained. Both the water side and fire side of the boiler shall be opened for access. A thorough flush out and cleaning of the water side shall be conducted. A thorough inspection and cleaning of the fire side shall be conducted. This includes but is not limited to: refractory inspection, main burner inspection and cleaning, and flue inspection and cleaning. All gaskets shall be removed and replaced. Perform turndown testing on all safeties and limits. Check the operation of the flame-sensing control and replace as needed. Inspect all electrical wiring for damage and correct connection in boiler. Perform combustion test/analysis and adjust as needed to ensure compliance with prevailing AQMD requirements. Verify makeup water pressure regulator setting and adjust as needed.

Elevators
All elevators shall receive regular inspections and maintenance by certified elevator maintenance contractors. Records of such inspections and maintenance shall be maintained at the site. Telephones within elevators shall be checked monthly for proper operation. All elevators shall have current Permits to Operate posted near the elevator equipment as required, with a copy provided to Landlord. No one other than authorized elevator service or building engineering personnel may be permitted in elevator mechanical rooms at any time.

Life Safety
Detection and notification systems (e.g. control panel, smoke detection devices, heat sensing devices, strobe alarm lights, audible alarm indicating devices, phone line communication module, etc.) shall be inspected annually and tested for operation at least once every six (6) months by a properly certified technician. A record of these inspections shall be maintained with the Preventive Maintenance Standards.
Fire Alarm Control Panel needs to be properly tagged as required by the California State Fire Marshal.
Halon/Ansulor pre-action systems shall be inspected and tested by a certified inspector semi-annually to assure their readiness in the event of a fire. Testing and inspection of these systems shall be documented and records kept with the Preventive Maintenance Standards.
Fire extinguishers shall be inspected monthly and tagged annually by a certified inspector, and all tags should be properly and legibly completed.
Automatic fire sprinkler systems and standpipes shall be inspected annually by a certified technician. Tags should be properly and completely filled out including the type of inspection, month and year those inspections were performed, the person who performed the inspection and their certificate of registration number.
Emergency directional and exit devices (e.g. exit signs, emergency lights, ADA assist equipment, alarm communicators, etc.) shall be inspected at least quarterly for proper operation and replaced immediately when non-performing.
Fire Department personnel shall be given access to all rooms at all buildings at the Property at all times, no exceptions permitted.

Exhibit G, Page 3

Air Conditioning and Refrigerated Equipment:
Roof Top Package Units, Split Systems and Small Refrigeration Systems
The following preventive maintenance items shall be completed quarterly:

1.	Start unit and check for excessive noise, excessive vibration and excessive temperature and record results.

2.	Record delta across condenser (with equipment running and fully loaded or as close as possible).

3.	Record delta across evaporator (with equipment running and fully loaded or as close as possible).

4.	Record pressure drop across the filter bank with the supply fan running to verify a minimum duct static pressure of one inch of water column.

5.	Check and record condition of biocide pan pad. Replace as needed.

6.	Inspect belts and sheaves where provided for excessive wear, condition or alignment, and replace as needed.

7.	Lubricate / Grease motors / bearings where possible, as needed, using Chevron EP-2 Grease only.

8.	Inspect electrical connections, contactors, relays etc. for excessive heat, pitting and/or loose connections and record results.

9.	Visually inspect evaporator, condenser and compressor sections for oil stains, dirt, debris, and record results.

The following preventive maintenance items shall be completed semi-annually:

1.	Clean outdoor coils using coil cleaner, pressure washer, air compressor or vacuum.

2.	Check VFD for any faults, record any faults and reset the VFD.

The following preventive maintenance items shall be completed annually:

1.	Open and lockout main disconnect using proper "Lockout /Tag-Out Procedures".

2.	Thoroughly inspect and clean interior and exterior with a vacuum.

3.	Clean drain pan. Paint or treat any corrosion.

4.	Check for refrigerant leaks using a leak detector and report findings.

5.	Torque and clean all electrical connections.

6.	Tighten and lubricate all damper linkages as necessary with a dirt-and dust-resistant lubricant.

7.	Check OSA dampers for proper operation. Verify dampers modulate open to 100% and modulate closed to 0%.

8.	Record incoming voltage (each phase to ground).

9.
Take and record amperage readings for the Supply Fan, Return Fan, Power Exhaust Fan(s), Condenser Fan(s) and all Compressors. Insure all components are at full load or as close as possible. Note fan run speed at time of reading.

10.	Record the following readings with the unit in 100% cooling and the economizer at its minimum position: CO2 readings for the SA, RA, MA and OSA.

Exhibit G, Page 4

Temperature readings of the SA, RA, MA and OSA. Refrigerant pressure readings. (Suction and Discharge).

11.	Inspect all access doors and panels for air leaks. Adjust doors and repair seals as necessary to reduce leaks.

12.	Inspect all pneumatic lines for leaks and repair as necessary.

13.	Tighten and/or adjust belt tension as needed. Replace belts if needed.
Exhaust Fans
The following preventive maintenance items shall be completed quarterly:

1.	Start and stop fan with local switch or disconnect.

2.	Visually inspect motor, shaft, bearings, fan, vibration isolation and ductwork for condition and note results.

3.	Check electrical wiring, fuses and connections; tighten all connections.

4.	Check motor and fan shaft bearings for noise, vibration and overheating.

5.	Inspect belt and sheave, adjust sheave and/or replace belt as necessary.

6.	Where provided, inspect, clean and lubricate dampers, linkage and actuators (back-draft or motorized).

The following preventive maintenance items shall be completed semi-annually:

1.	Start fan, take amperage and voltage readings and record.

2.	Lubricate fan motor, fan shaft bearings, dampers and linkage as needed, using Chevron EP-2 Grease only.

The following preventive maintenance items shall be completed annually:

1.	Where possible, perform infrared inspection on motor windings, fan shaft bearings and electrical connections and record results

2.	Megger the motor and record results.
Air Compressors and Air Dryer
The following preventive maintenance items shall be completed quarterly:

1.	Visually inspect motor(s), compressor(s), and air dryer for moisture, oil leaks, smells or excessive wear indications.

2.	Log normal on and then off cycles and record results and compare against past results.

3.	Check motor(s) and compressor(s) operation for excessive noise, vibration, overheating and proper oil levels.

4.	Record operating pressures on tank and downstream of regulator(s).

5.	Check tension, condition and alignment of V-belts; adjust or replace as necessary.

6.	Inspect air filter(s), clean or replace as necessary.

7.
Check automatic operation of bleed down solenoid, automatic moisture relief devices, manually drain water from storage tank, check discharge for indications of oil or corrosion in storage tank and report findings.

Exhibit G, Page 5

8.	Inspect particulate filters, pressure regulators and relief valves where provided and clean or replace as needed.

9.	Clean exterior of compressor(s), motor(s), refrigerated air dryer and surrounding areas.

The following preventive maintenance items shall be completed semi-annually:

1.	Inspect refrigerated air dryer for proper delta, clean condenser coil, inspect for proper operation.

The following preventive maintenance items shall be completed annually:

1.	Take voltage and amperage readings at disconnect and record results.

2.	Where possible, perform infrared inspection on motor windings, pump assembly and electrical connections and record results in the Preventive Maintenance Standards.

3.	Change oil in compressor(s) at least annually or more often per manufacturer’s written recommendations, record date of change, and properly dispose of removed oil.
Pumps and Motors
The following preventive maintenance items shall be completed quarterly:

1.	Visually inspect motor, shaft, pump, seals, piping connections, vibration isolation (pipe and mounts) for condition and note results in the Preventive Maintenance Standards.

2.	Start pump where possible and check pump and motor operation for excessive noise, vibration and overheating and note results in the Preventive Maintenance Standards.

3.	Lubricate pump and motor where required as needed, using Chevron EP-2 Grease only.

4.	Clean exterior of pump, motor and surrounding areas.

The following preventive maintenance items shall be completed semi-annually:

1.	Take voltage and amperage draw readings, review pressures and temperatures and record results to be retained in the Preventive Maintenance Standards.

2.	Where possible, take infrared readings of windings and electrical connections after pump and motor have been running for at least 10 minutes and record results.
Electrical Systems
All electrical panels, electrical switch gear and transformers shall have a thermal-scan test performed annually on all components to identify hot spots or abnormal temperatures. The results of the tests shall be documented and retained in the Preventive Maintenance Standards. All deficiencies shall be corrected in a timely manner.

Exhibit G, Page 6

All ground fault devices shall be tested every five years at minimum. The results of the test shall be documented and retained in the Preventive Maintenance Standards. All deficiencies shall be corrected in a timely manner.
A clearance of three feet, or as required by NEC, shall be maintained around all electrical panels, and electrical rooms shall not accumulate combustible materials or be used for general storage.
All pull boxes, junction boxes, electrical termination boxes shall have proper covers in place, and panels accessible to persons other than maintenance personnel shall remain locked to guard against vandalism or personal injury.
Only qualified electrical personnel shall be permitted to work on electrical equipment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit G, Page 7

EXHIBIT H

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

FORM OF LETTER OF CREDIT

LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______

DATE: ________________, 2016

BENEFICIARY:

601 McCarthy Owner, LLC, a Delaware limited liability company
c/o Embarcadero Capital Partners, LLC
1301 Shoreway Road, Suite 250
Belmont, CA 94002
Attn: John Hamilton

AMOUNT: US 579,811.86 U.S. DOLLARS)

EXPIRATION DATE: ___________, 20

LOCATION: SANTA CLARA, CALIFORNIA

LADIES/GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR FOR THE ACCOUNT OF THE ABOVE REFERENCED APPLICANT IN THE AMOUNT OF US$579,811.86 (FIVE HUNDRED SEVENTY NINE THOUSAND EIGHT HUNDRED ELEVEN DOLLARS AND 86/CENTS). THIS LETTER OF CREDIT IS AVAILABLE FOR PAYMENT AT SIGHT BY YOUR DRAFT(S) DRAWN ON US IN FORM OF EXHIBIT A ATTACHED HERETO, WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

Exhibit H, Page 1

2.
BENEFICIARY’S SIGNED STATEMENT READING: “THIS DRAW IN THE AMOUNT OF ___________________ ($________) UNDER YOUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. ______________ REPRESENTS FUNDS DUE AND OWING TO US PURSUANT TO THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN 601 McCarthy Owner, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS LANDLORD, AND FIREEYE, INC., A DELAWARE CORPORATION, AS TENANT, AND/OR ANY AMENDMENT TO THE LEASE OR ANY OTHER AGREEMENT BETWEEN SUCH PARTIES (OR THEIR SUCCESSORS OR ASSIGNS) RELATED TO THE LEASE.”

IT IS A CONDITION OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT THAT IT WILL BE AUTOMATICALLY EXTENDED FOR A ONE YEAR PERIOD UPON THE EXPIRATION DATE SET FORTH ABOVE AND UPON EACH ANNIVERSARY OF SUCH DATE, UNLESS AT LEAST 60 DAYS PRIOR TO SUCH EXPIRATION DATE OR APPLICABLE ANNIVERSARY THEREOF, WE NOTIFY YOU IN WRITING BY CERTIFIED MAIL RETURN RECEIPT REQUESTED OR BY RECOGNIZED OVERNIGHT COURIER SERVICE SUCH AS UPS OR FEDEX, THAT WE ELECT NOT TO SO EXTEND THIS IRREVOCABLE STANDBY LETTER OF CREDIT. A COPY OF ANY SUCH NOTICE SHALL ALSO BE SENT, IN THE SAME MANNER, TO: EMBARCADERO CAPITAL PARTNERS, LLC, 1301 SHOREWAY RD., SUITE 250, BELMONT, CA 94002, ATTENTION: JILL BENITEZ, HOWEVER LACK OF RECEIPT OF SUCH COPY SHALL NOT INVALIDATE OUR NON-EXTENSION NOTICE TO THE BENEFICIARY. BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND SEPTEMBER 30, 2027 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT. IN ADDITION TO THE FOREGOING, IN THE EVENT THAT WE ELECT NOT TO EXTEND THIS IRREVOCABLE STANDBY LETTER OF CREDIT , WE UNDERSTAND AND AGREE THAT YOU SHALL BE ENTITLED TO DRAW UPON THIS IRREVOCABLE STANDBY LETTER OF CREDIT BY PRESENTING US WITH YOUR DRAFT(S) DRAWN ON US AT SIGHT, ALONG WITH THIS ORIGINAL LETTER OF CREDIT AND AMENDMENT(S), IF ANY, ACCOMPANIED BY YOUR SIGNED STATEMENT READING “ THE APPLICANT HAS FAILED TO PROVIDE US WITH AN ACCEPTABLE SUBSTITUTE IRREVOCABLE STANDBY LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS OF THE ABOVE REFERENCED LEASE.”

WE FURTHER ACKNOWLEDGE AND AGREE THAT: (A) UPON RECEIPT OF THE COMPLIANT DOCUMENTATION REQUIRED HEREIN WE WILL HONOR YOUR DRAWS AGAINST THIS IRREVOCABLE STANDBY LETTER OF CREDIT WITHOUT INQUIRY INTO THE ACCURACY OF BENEFICIARY’S SIGNED STATEMENT AND REGARDLESS OF WHETHER APPLICANT DISPUTES THE CONTENT OF SUCH STATEMENT AND WITHOUT SIGNATORY CONFIRMATION BY YOUR CURRENT LENDER OR BANKER; (B) THIS IRREVOCABLE STANDBY LETTER OF CREDIT SHALL PERMIT PARTIAL DRAWS AND, IN THE EVENT YOU ELECT TO DRAW UPON LESS THAN THE FULL STATED AMOUNT HEREOF, THE STATED AMOUNT OF THIS

Exhibit H, Page 2

IRREVOCABLE STANDBY LETTER OF CREDIT SHALL BE AUTOMATICALLY REDUCED BY THE AMOUNT OF SUCH PARTIAL DRAW; AND (C) THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND ONLY UP TO THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT “B” DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. TRANSFER FEE IS FOR THE ACCOUNT OF THE APPLICANT. HOWEVER, ANY REQUEST FOR TRANSFER IS NOT CONTINGENT UPON APPLICANT’S ABILITY TO PAY OUR TRANSFER FEE.

PAYMENT AGAINST PRESENTATIONS HEREUNDER PRIOR TO 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK’S OFFICE ON THE NEXT SUCCEEDING BUSINESS DAY. PAYMENT AGAINST PRESENTATIONS HEREUNDER AFTER 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK’S OFFICE ON THE SECOND SUCCEEDING BUSINESS DAY. FOR PURPOSES HEREOF, BUSINESS DAYS SHALL MEAN CALENDAR DAYS OTHER THAN WEEKENDS AND LEGALLY RECOGNIZED BANK HOLIDAYS IN THE STATE OF CALIFORNIA.

ALL DRAFTS MUST BE MARKED “DRAWN UNDER STANDBY LETTER OF CREDIT NUMBER SVBSF______.”

THIS IRREVOCABLE STANDBY LETTER OF CREDIT IS SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERNATIONAL STANDBY PRACTICES (ISP 98), PUBLICATION 590.

WE HEREBY ENGAGE WITH YOU TO HONOR DRAFTS AND DOCUMENTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT.

THIS IRREVOCABLE STANDBY LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING WHICH SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, APPLIED, OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT, OR AGREEMENT, WHETHER OR NOT REFERRED TO HEREIN. ALL COMMUNICATIONS TO US WITH RESPECT TO THIS IRREVOCABLE STANDBY LETTER OF CREDIT MUST BE ADDRESSED TO OUR OFFICE LOCATED AT

Exhibit H, Page 3

_____________________________________ TO THE ATTENTION OF STANDBY LETTER OF CREDIT DEPARTMENT.
VERY TRULY YOURS,
SILICON VALLEY BANK

____________________________    ____________________________
AUTHORIZED SIGNATURE     AUTHORIZED SIGNATURE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER __________________

Exhibit H, Page 4

EXHIBIT A

     DATE: _______________                    REF. NO. ___________________

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                                           US$_________________

US DOLLARS ________________________________________________________________

       DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY
       LETTER OF CREDIT NUMBER NO. ____________________ DATED _________________

TO: SILICON VALLEY BANK
 3003 TASMAN DRIVE                   _______________________________
 SANTA CLARA, CA 95054                   (BENEFICIARY'S NAME)

                                                                                          ...............................................................
                                                                                                       Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1.	DATE: ISSUANCE DATE OF DRAFT.

2.	REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.

3.	PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.	US$: AMOUNT OF DRAWING IN FIGURES.

5.	USDOLLARS: AMOUNT OF DRAWING IN WORDS.

Exhibit H, Page 5

6.	LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.	BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU HAVE QUESTIONS RELATED TO THIS STANDBY LETTER OF CREDIT PLEASE CONTACT US AT ______________.

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER __________________

Exhibit H, Page 6

EXHIBIT B
TRANSFER FORM

DATE: ____________________

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE	RE: IRREVOCABLE STANDBY LETTER OF CREDIT
	SANTA CLARA, CA 95054	NO. _____________ ISSUED BY
	ATTN:INTERNATIONAL DIVISION.	SILICON VALLEY BANK, SANTA CLARA
	STANDBY LETTERS OF CREDIT	L/C AMOUNT: ___________________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

______________________________________________________________________________
(NAME OF TRANSFEREE)

______________________________________________________________________________
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

Exhibit H, Page 7

SINCERELY,
SIGNATURE AUTHENTICATED
______________________________	The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.
(BENEFICIARY’S NAME)

______________________________
(SIGNATURE OF BENEFICIARY)	_______________________________________
(Name of Bank)
______________________________	_______________________________________
(NAME AND TITLE)	(Address of Bank)
_______________________________________
(City, State, ZIP Code)
_______________________________________
(Authorized Name and Title)
_______________________________________
(Authorized Signature)
_______________________________________
(Telephone number)

Exhibit H, Page 8

EXHIBIT I

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

DEFERRED MAINTENANCE

(see attached)

Exhibit I, Page 1

PerformanceAir
SERVICE, INC.

April 5, 2016

QS7459

601 McCarthy Blvd.
Milpitas, CA 95035

Re: 601 McCarthy Blvd., Milpitas, CA.

Subject: Needed HVAC repairs found while performing the rooftop survey.

Dear Jason,

Thank you for providing Performance Air Service, Inc., the opportunity to submit a proposal on the above referenced subject. Our scope of work is as follows:

Alongside the item # there will be a scale of importance regarding the need for the repair. That scale and general definition is as follows:

Priority - 1 Services: Items which need to be repaired/replaced immediately as they are essential to the systems operation.
Priority - 2 Services: Items which need to be repaired/replaced in order to ensure efficient operation, prevent downtime, and help to extend the life of the system. These items can often lead to more costly Priority -1 Services if not tended to.
Priority - 3 Services: Items which will enhance the system and maximize performance.

Note: All year of manufacture and tonnage capacities are as per the manufacturer's representative advisement

Item-1, AC Unit (a.k.a. AC-1), Trane 75 ton unit S# J97L73780, manufactured in 1997. This is a Priority-1 service.

1. Reclaim 60 lbs. of refrigerant for circuit-1 in accordance with EPA standards.
2. Remove and replace restricted liquid line drier with new.
3. Pressurize system and check for leaks in new areas of work.
4. Evacuate system to 500 microns.
5. Reuse filtered refrigerant and charge to factory specifications.
6. Replace failing exhaust fan motor bearings with new.
7. Replace failing supply fan motor bearings with new.
8. Install (6) crankcase heaters for the compressors.
9. Repair electrical terminals at compressor circuit breakers.
10. Replace compressor 1C & 2C contactors and auxiliaries with new.
11. Replace worn exhaust fan drive sheave and belts with new.
12. Replace worn supply fan sheave and belts with new.
13. Startup and verify operations.
14. Perform area of work cleanup.
15. One year warranty on labor, factory warranty on parts.

Exhibit I, Page 2

PerformanceAir
SERVICE, INC.

Item-2, AC Unit (a.k.a. AC-2), Trane 75 ton unit S# J97L73781, manufactured in 1997. This is a Priority-1 service.

1. Reclaim 120 lbs. of refrigerant for circuit-1 and circuit-2 in accordance with EPA standards.
2. Remove and replace (2) restricted liquid line drier with new.
3. Pressurize system and check for leaks in new areas of work.
4. Evacuate system to 500 microns.
5. Reuse filtered refrigerant and charge to factory specifications.
6. Repair electrical terminals at compressor circuit breakers.
7. Replace worn exhaust fan drive sheave and belts with new.
8. Replace worn supply fan sheave and belts with new.
9. Replace failed outside air humidity sensor with new.
10. Startup and verify operations.
11. Perform area of work cleanup.
12. One year warranty on labor, factory warranty on parts.

Item-3, AC Unit (a.k.a. AC-3), Trane 75 ton unit S# J97L73782, manufactured in 1997. This is a Priority-1 service.

1. Reclaim remaining refrigerant in accordance with EPA standards.
2. Perform electronic refrigerant leak check on circuit-1 and circuit-2 and repair leaks found if possible.
3. Replace (2) liquid line driers with new.
4. Evacuate system to 500 microns.
5. Recharge system with refrigerant to factory specifications.
6. Replace failed outside air humidity sensor with new
7. Repair Electrical terminals at compressor circuit breakers.
8. Replace (4) worn compressor contactors for compressors 1A, 1B, 1C, and 2C with new.
9. Replace worn supply fan sheave , pulley, and belts with new.
10. Startup and verify operations.
11. Perform areas of work cleanup.
12. One year warranty on labor, factory warranty on parts.

Item-4, AC Unit (a.k.a. AC-4), Trane 75 ton unit S# J97L73783, manufactured in 1997. This is a Priority-1 service.

1. Reclaim remaining refrigerant in accordance with EPA standards.
2. Perform electronic refrigerant leak check on circuit-1 and repair leaks found if possible.
3. Replace liquid line drier with new.
4. Evacuate system to 500 microns.
5. Recharge system with refrigerant to factory specifications.
6. Replace high pressure safety with new.
7. Replace failed circuit breaker for compressor 2A with new.
8. Replace worn exhaust fan belts with new.
9. Replace worn supply fan pulley and belt with new.
10. Startup and verify operations.
11. Perform areas of work cleanup.
12. One year warranty on labor, factory warranty on parts.

Exhibit I, Page 3

Item-5, AC Unit (a.k.a. AC-5), Trane 25 ton unit S# J97L73950, manufactured in 1997. This is a Priority-1 service.

1. Provide rigging by crane.
2. Reclaim remaining refrigerant in accordance with EPA standards.
3. Replace leaking condenser coil with new.
4. Evacuate system.
5. Recharge system with refrigerant to factory specifications.
6. Replace exhaust fan motor with new due to failing bearings.
7. Replace worn compressor 1B contactor with new
8. Install crankcase heaters for both compressors.
9. Replace worn exhaust fan drive sheave and belt with new.
10. Startup and verify operations.
11. Perform areas of work cleanup.
12. One year warranty on labor, factory warranty on parts.

Item-6, AC Unit (a.k.a. AC-6), Trane 25 ton unit S# J97L73951, manufactured in 1997. This is a Priority-1 service.

1. Provide rigging by crane.
2. Reclaim remaining refrigerant in accordance with EPA standards.
3. Replace leaking condenser coil with new.
4. Evacuate system.
5. Recharge system with refrigerant to factory specifications.
6. Pressurize system and check for additional leaks and repair if possible.
7. Replace exhaust fan motor with new due to noisy bearings.
8. Replace worn supply fan motor bearings with new.
9. Replace outside air humidity sensor with new.
10. Provide and install (2) crankcase heaters.
11. Replace worn compressor contactors 1A and 1B with new
12. Replace exhaust fan sheave, pulley, and belt with new.
13. Replace supply fan sheave, pulley, and belts with new.
14. Startup and verify operations.
15. Perform areas of work cleanup.
16. One year warranty on labor, factory warranty on parts.

Item-7, AC Unit (a.k.a. AC-7), Trane 25 ton unit S# J97L73952, manufactured in 1997. This is a Priority-1 service.

1. Replace failed exhaust fan VFD with new.
2. Replace worn compressor contactor 1A with new.
3. Replace failed crankcase heater 1A with new.
4. Replace failed supply fan sheave, pulley, and belt with new.
5. Startup and verify operations.
6. Perform areas of work cleanup.
7. One year warranty on labor, factory warranty on parts.

Exhibit I, Page 4

PerformanceAir SERVICE, INC.

Item-8, AC Unit (a.k.a. AC-8), Trane 30 ton unit S# J97L73785, manufactured in 1997. This is a Priority-1 service.

1. Reclaim remaining refrigerant in accordance with EPA standards.
2. Perform electronic refrigerant leak check and repair leaks found if possible.
3. Replace liquid line drier with new.
4. Evacuate system to 500 microns.
5. Recharge system with refrigerant to factory specifications.
6. Replace failed outside air humidity sensor with new.
7. Repair electrical terminals on compressor circuit breakers.
8. Replace compressor contactor 1A with new.
9. Replace (3) exhaust fan fuses with new.
10. Replace exhaust fan sheave, pulley, and belt with new.
11. Replace supply fan sheave, pulley, and belt with new.
12. Startup and verify operations.
13. Perform areas of work cleanup.
14. One year warranty on labor, factory warranty on parts.

Item-9, AC Unit (a.k.a. AC-9), Trane 20 ton unit S# J97L73786, manufactured in 1997. This is a Priority-1 service.

1. Provide rigging by crane.
2. Reclaim remaining refrigerant in accordance with EPA standards.
3. Replace leaking condenser coil with new.
4. Evacuate system.
5. Recharge system with refrigerant to factory specifications.
6. Pressurize system and check for additional leaks and repair if possible.
7. Provide and install (2) crankcase heaters.
8. Replace worn compressor contactor 1Awith new
9. Replace exhaust fan sheave and belt with new.
10. Startup and verify operations.
11. Perform areas of work cleanup.
12. One year warranty on labor, factory warranty on parts.

Item-10, AC Unit (a.k.a. AC-10), Trane 40 ton unit S# J97L73787, manufactured in 1997. This is a Priority-1 service.

1. Replace failed outside air humidity sensor with new.
2. Replace supply fan motor bearings with new.
3. Replace supply fan pulley and belt with new.
4. Repair electrical terminals at compressor circuit breakers.
5. Startup and verify operations.
6. Perform areas of work cleanup.
7. One year warranty on labor, factory warranty on parts.

Exhibit I, Page 5

Item-11, Make-up Air Unit (a.k.a. MUA-1), Ares unit S# A7973, manufactured in N/A. This is a Priority-1 service.

1. Replace media with new.
2. Replace worn sheave, pulley, and belt with new.
3. Clean sump and replace sump pump with new.
4. Remove and replace IDEC relay with new.
5. Startup and verify operations.
6. Perform area of work cleanup.
7. One year warranty on labor, factory warranty on parts.

Item-12, Make-up Air Unit (a.k.a. MUA-2), Ares unit S# A7972, manufactured in N/A. This is a Priority-1 service.

1. Replace media with new.
2. Replace worn sheave, pulley, and belt with new.
3. Clean sump and replace sump pump with new.
4. Remove and replace IDEC relay with new.
5. Startup and verify operations.
6. Perform area of work cleanup.
7. One year warranty on labor, factory warranty on parts

Item-13, AC Unit (a.k.a. CU-2), Trane 7.5 ton unit S# 13082M374A, manufactured in 2008. This is a Priority-1 service.

1. Reclaim remaining refrigerant in accordance with EPA standards.
2. Perform electronic leak check and repair leaks found if possible.
3. Remove and replace filter drier with new.
4. Recharge system with refrigerant to factory specifications.
5. Startup and verify operations.
6. Perform areas of work cleanup.
7. One year warranty on labor, factory warranty on parts.

Item-14, AC Unit (a.k.a. CU-6), Trane 3 ton unit S# M515LESFF, manufactured in N/A. This is a Priority-2 service.

1. Provide and install suction line insulation.
2. Startup and verify operations.
3. Perform areas of work cleanup.

Item-15, AC Unit (a.k.a. ACC-7), Liebert unit S# C13C4F6426, manufactured in N/A. This is a Priority-1 service.

1. Replace condenser fan motor and fan blade with new.
2. Replace failed P66 controller with new.
3. Replace (3) fuses with new.
4. Startup and verify operations.
5. Perform areas of work cleanup.
6. One year warranty on labor, factory warranty on parts.

Exhibit I, Page 6

PerformanceAir
SERVICE, INC.

Item-16, AC Unit (a.k.a. EAC-1), Liebert unit S# 348491-004, manufactured in N/A. This is a Priority-1 service.

1. Reclaim remaining refrigerant in accordance with EPA standards.
2. Perform electronic refrigerant leak check on circuit-2 and repair leaks found if possible.
3. Replace liquid line drier with new.
4. Evacuate system to 500 microns.
5. Recharge system with refrigerant to factory specifications.
6. Replace (2) compressor contactors with new.
7. Startup and verify operations.
8. Perform areas of work cleanup.
9. One year warranty on labor, factory warranty on parts.

Item-17, AC Unit (a.k.a. EAC-2), Liebert unit S# 348491-002, manufactured in N/A. This is a Priority-2 service.

1. Replace insulation on the supply panel with new.
2. Replace (2) compressor contactors with new.
3. Startup and verify operations.
4. Perform areas of work cleanup.
5. One year warranty on labor, factory warranty on parts.

Item-18, AC Unit (a.k.a. EAC-4), Liebert unit S# C13C8E0041, manufactured in N/A. This is a Priority-1 service.

1. Reclaim remaining refrigerant in accordance with EPA standards.
2. Perform electronic refrigerant leak check on circuit-1 and repair leaks found if possible.
3. Replace liquid line drier with new.
4. Evacuate system to 500 microns.
5. Recharge system with refrigerant to factory specifications.
6. Startup and verify operations.
7. Perform areas of work cleanup.
8. One year warranty on labor, factory warranty on parts.

Item-19, AC Unit (a.k.a. EAC-5), Trane unit S# 60332GY2F, manufactured in N/A. This is a Priority-1 service.

No power to the unit - unit is offline/not in use

1. Troubleshoot unit and advise after power is restored to the disconnect.
2. Perform areas of work cleanup.

Exhibit I, Page 7

PerformanceAir SERVICE, INC.

Item-20, Boiler Unit(a.k.a. B-1), Teledyne Laars unit S# C97L07891, manufactured in N/A. This is a Priority-1 service.
1. Replace refractory with new.
2. Repair electrical short in control wiring and replace flex conduit.
3. Perform comprehensive service: pull burner section for cleaning and inspection, check and clean low water safeties, clean air vents, clean pilot assembly, check gas pressure.
4. Replace temperature gauge with new.
5. Startup and verify operations.
6. Perform areas of work cleanup.
7. One year warranty on labor, factory warranty on parts.

Item-21, Boiler Unit(a.k.a. B-2), Teledyne Laars unit S# C97L07892, manufactured in N/A. This is a Priority-1 service.
1. Replace refractory with new.
2. Perform comprehensive service: pull burner section for cleaning and inspection, check and clean low water safeties, clean air vents, clean pilot assembly, check gas pressure.
3. Replace temperature gauge with new.
4. Startup and verify operations.
5. Perform areas of work cleanup.
6. One year warranty on labor, factory warranty on parts.

Item-22, Pump (a.k.a. P-1), Bell & Gossett Pump S# 2088192, manufactured in N/A. This is a Priority-2 service.
1. Replace pressure gauge with new.
2. Startup and verify operations.
3. Perform areas of work cleanup.
4. One year warranty on labor, factory warranty on parts.

Item-23, Pump (a.k.a. P-2), Bell & Gossett Pump S# 2088193, manufactured in N/A. This is a Priority-1 service.
1. Replace leaking pump seal, sleeve, and volute gasket with new.
2. Startup and verify operations.
3. Perform areas of work cleanup.
4. One year warranty on labor, factory warranty on parts.

Item-24, Exhaust Fan (a.k.a. EF-1), Cook unit S# 280048936300007010198, manufactured in N/A. This is a Priority-2 service.
1. Replace sheave, pulley, and belt with new.
2. Startup and verify operations.
3. Perform areas of work cleanup.
4. One year warranty on labor, factory warranty on parts.

Exhibit I, Page 8

Item-25, Exhaust Fan (a.k.a. EF-2), Cook unit S# 280049836300007020198, manufactured in N/A. This is a Priority-2 service.

1. Replace sheave, pulley, and belt with new.
2. Startup and verify operations.
3. Perform areas of work cleanup.
4. One year warranty on labor, factory warranty on parts.

Item-26, Exhaust Fan (a.k.a. EF-3), Penn unit S# N/A, manufactured in N/A. This is a Priority-2 service.

1. Replace worn belt with new.
2. Startup and verify operations.
3. Perform areas of work cleanup.
4. One year warranty on labor, factory warranty on parts.

Item-27, Exhaust Fan (a.k.a. EF-4), Penn unit S# N/A, manufactured in N/A. This is a Priority-2 service.

1. Replace sheave, pulley, and belt with new.
2. Startup and verify operations.
3. Perform areas of work cleanup.
4. One year warranty on labor, factory warranty on parts.

Item-28, Exhaust Fan (a.k.a. EF-5), Penn unit S# N/A, manufactured in N/A. This is a Priority-2 service.

1. Replace sheave, pulley, and belt with new.
2. Startup and verify operations.
3. Perform areas of work cleanup.
4. One year warranty on labor, factory warranty on parts.

Item-29, Exhaust Fan (a.k.a. EF-7), Penn unit S# N/A, manufactured in N/A. This is a Priority-2 service.

1. Replace sheave, pulley, and belt with new.
2. Startup and verify operations.
3. Perform areas of work cleanup.
4. One year warranty on labor, factory warranty on parts.

Item-30, Exhaust Fan (a.k.a. EF-8), Dayton unit S# 11287954-0804, manufactured in N/A. This is a Priority-2 service.

1. Clean and vacuum motor compartment of all dirt and debris.
2. Perform areas of work cleanup.

Exhibit I, Page 9

Exhibit I, Page 10

EXHIBIT J

ATTACHED TO AND FORMING A PART OF
LEASE AGREEMENT
DATED AS OF AUGUST 4, 2016
BETWEEN
601 MCCARTHY OWNER, LLC, AS LANDLORD,
AND
FIREEYE, INC., AS TENANT (“LEASE”)

FORM OF SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

RECORDING REQUESTED BY &    )
WHEN RECORDED RETURN TO:    )
)
East West Bank                        )
9300 Flair Drive, 6th Floor                )
El Monte, CA 91731                    )
Attn: Loan Servicing                    )
)
___________________________________)
(Space Above This Line For Recorder’s Use)
SUBORDINATION AGREEMENT AND
AGREEMENT OF NON-DISTURBANCE AND ATTORNMENT
(EWB Form – Rev. 1/1/2015)

This Subordination Agreement and Agreement of Non-Disturbance and Attornment (“Agreement”) is made and entered into as of this __ day of ______, 2016, among (i) East West Bank (“Lender”), (ii) FIREEYE, INC., a Delaware corporation (“Tenant”) and (iii) 601 MCCARTHY OWNER, LLC, a Delaware limited liability company (“Owner”), with reference to the following:
RECITALS

A.    Lender has made or is proposing to make a loan (the “Loan”) to Owner secured or to be secured by a deed of trust (the “Deed of Trust”) on the real property legally described in Exhibit A attached hereto and the improvements thereon (together, the “Property”). The Deed of Trust and any and all other documents evidencing or relating to the Loan shall be referred to as the “Loan Documents”.
Exhibit J, Page 1

B.    Tenant has leased or is proposing to lease certain space in the Property (the “Premises”) (the lease and all amendments thereto being referred to as the “Lease”).
C.Lender and Tenant desire to enter into this Agreement under which Tenant subordinates the Lease and its interest in the Property and agrees to attorn to Lender and under which Lender agrees to not disturb Tenant’s possession of the portion of the Property covered by the Lease (the “Premises”) all to the extent set forth herein, and so long as Tenant is not in default under the Lease.

NOW THEREFORE, with reference to the foregoing recitals and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.    Subordination. The Lease, and the rights, if any, of Tenant in, to and under the Lease and the Premises, are hereby subjected and subordinated to the lien of the Deed of Trust, it being understood and agreed that the foregoing subordination shall apply to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Deed of Trust, provided that any and all such increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations shall nevertheless be subject to the terms of this Agreement.
2.    Tenant Not to Be Disturbed. So long as Tenant is not in default in the payment of rent or of any of the terms, covenants or conditions of the Lease on Tenant’s part to be performed (beyond any period given Tenant in the Lease to cure such default) and Tenant attorns to Lender as provided herein, (a) Tenant’s possession of the Premises shall not be diminished or interfered with by Lender, and (b) Lender will not join Tenant as a party defendant in any action or proceeding foreclosing the Deed of Trust unless such joinder is necessary to foreclose the Deed of Trust and then only for such purpose and not for the purpose of terminating the Lease.
3.    Tenant to Attorn To Lender. If Lender shall become the owner of the Premises or the Premises shall be sold by reason of foreclosure or other proceedings brought to enforce the Deed of Trust or the Premises shall be transferred by deed in lieu of foreclosure, the Lease shall continue in full force and effect as a direct Lease between the then owner of the Premises, who shall succeed to the rights and duties of the Owner under the Lease. Tenant shall attorn to Lender or any other such owner as its landlord, said attornment to be effective and self-operative without the execution of any further instruments. Tenant hereby waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or deed-in-lieu of foreclosure.
4.    Notice of Default; Rent Payments to Lender. In the event that Lender notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Lender, Tenant shall pay such sums directly to Lender, or as Lender may otherwise request, without any further consent of Owner. Owner agrees that Tenant shall have the right to rely on any such notice from Lender as conclusive evidence of Lender’s right to receipt of
Exhibit J, Page 2

such payments without incurring any obligation or liability to Owner, and Tenant is hereby instructed to disregard any notice to the contrary received from Owner or any third party.
5.    Limitations. Lender (and any successor or assignee of Lender) shall not be (i) liable for any act or omission of Owner or any predecessor-in-interest; provided, however Lender shall be responsible for any omissions of Owner or any predecessor-in-interest to the extent the same continue after the date of Lender’s succession to the interest of such Owner or predecessor-in-interest; (ii) subject to any offsets, counterclaims or defenses which Tenant may have against Owner or any predecessor-in-interest; provided, however the foregoing shall in no event be interpreted to waive any offsets, counterclaims or defenses which Tenant may have to the extent the same arise in connection with circumstances arising or continuing after the date of Lender‘s succession to the interest of such Owner or predecessor-in-interest; (iii) liable for any security deposit or payment of rent (for more than one month in advance of the date due under the Lease) made by Tenant to Owner or any predecessor-in-interest, except to the extent actually received by Lender, (iv) liable for the payment of any construction, repair allowances or other allowances or payments to be made by Owner under the Lease; provided, however that nothing contained in this Agreement shall limit or restrict any express rights of offset as provided in the Lease in connection with a failure to fund any such construction, repair allowances or other allowances or payments to be made by Owner under the Lease; or (v) obligated to expand the Premises, construct additional improvements or otherwise expend funds which are capital in nature, except for items of ordinary maintenance and repair for the Premises or the property in which it is located.
Notwithstanding any term of the Lease, upon foreclosure of the Deed of Trust, or acceptance of a deed in lieu thereof or other similar transfer, any environmental/hazardous materials indemnity and/or reimbursement provisions under the Lease shall not be applicable to, or enforceable against, Lender, any successor in interest to or assignee of Lender and/or any purchaser at foreclosure and any transferee thereof. If Lender becomes the owner of the Property or the Property is sold to a third party by reason of foreclosure or other proceedings brought to enforce the Deed of Trust or the Property is conveyed by deed-in-lieu of foreclosure, Tenant agrees that, notwithstanding anything to the contrary contained in the Lease, after such foreclosure sale or conveyance by deed-in-lieu of foreclosure, Lender shall have no personal liability to Tenant under the Lease (i.e., no liability which exceeds its interest in the Property) and Tenant shall look solely to Owner for satisfaction of any of its remedies for collection of a judgment or other judicial process requiring payment of money. Further, in the event Lender transfers its interest in this Lease to a third party, Lender shall be automatically freed and released, from and after the date of such transfer or conveyance, of all liability for the performance of any covenants and agreements which accrue after the date of such transfer of Lender’s interest.
6.    Modification; Notice and Cure Rights. Lender shall not be bound by any amendment or modification to the Lease made without the prior written consent of Lender, except for amendments or modifications (a) that Owner is entitled to enter into without the consent of Lender pursuant to the terms of the Deed of Trust or any other Loan Documents relating thereto, (b) made to solely for purposes of documenting the exercise of rights expressly set forth in the Lease, or (c) that do not materially alter the economic terms of this Lease. Tenant shall not terminate or seek to terminate the Lease until Tenant has given written notice, by

Exhibit J, Page 3

registered or certified mail, return receipt requested, of said act or omission to Lender, which notice shall be addressed to East West Bank, 9300 Flair Drive, 6th Floor, El Monte, CA 91731; and until a period of time equal to the greater of: (a) the time allowed Owner under the Lease or (b) thirty days following such notice has elapsed, during which period Lender has the right, but not the obligation, to remedy such act, omission or other matter. If possession by Lender of the Property is necessary to effect such remedy and would be commercially reasonable, then the period of time for remedying such act or omission shall include a reasonable period of time for Lender to gain possession of the Premises, whether by foreclosure or otherwise.

7.    Tenant Representations and Warranties. Tenant hereby represents and warrants that (a) the Lease is solely and exclusively for the Premises and/or the Property identified in Exhibit “A” attached to this Agreement, (b) the Lease is not a “master lease” for any other premises and/or property leased by Tenant and/or Owner, (c) any default under the Lease, and the exercise of Owner’s rights and remedies in connection with such default, shall only impact and/or effect Tenant’s obligations with respect to the Premises and/or the Property, and (d) any default by Tenant under any other lease with Owner or any other landlord, and the exercise of any such landlord’s rights and remedies in connection with such default, shall not affect Tenant’s obligations under the Lease.
8.    Miscellaneous. This Agreement and each and every covenant, agreement and other provision hereof shall be binding upon and shall inure to the benefit of the parties hereto and their representatives, successors and assigns. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. The term “Lender” as used throughout this Agreement includes any successor or assign of Lender and any holder(s) of any interest in the indebtedness secured by the Deed of Trust. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of California and the law of the United States applicable to transactions within such state. This Agreement may be executed in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be one and the same instrument with the same signature as if all parties to this Agreement had signed the same signature page.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit J, Page 4

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.

Owner:
601 MCCARTHY OWNER, LLC,
a Delaware limited liability company

BY:    _____________________
Title:     _____________________

Tenant:
FIREEYE, INC.,
a Delaware corporation
BY:    _____________________
Title:     _____________________

Lender:

EAST WEST BANK

BY:    _____________________
Title:     _____________________

(ALL SIGNATURES MUST BE ACKNOWLEDGED)
EXHIBIT A
LEGAL DESCRIPTION

Exhibit J, Page 5